PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit 10.45

EXECUTION COPY

LOAN AND SECURITY AGREEMENT

dated November 4, 2014

AMONG

GREAT LAKES DREDGE & DOCK CORPORATION,

as Borrower,

GREAT LAKES DREDGE & DOCK COMPANY, LLC,

as Guarantor

THE LENDERS FROM TIME TO TIME PARTY HERETO

and

BANK OF AMERICA, N.A.,

as Administrative Agent

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

i

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ii

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

iii

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

LOAN AND SECURITY AGREEMENT

THIS LOAN AND SECURITY AGREEMENT (this “Agreement”), dated as of November 4, 2014, is made by and among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (the “Borrower”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company (the “Guarantor”), the Lenders from time to time party hereto and BANK OF AMERICA, N.A., as Administrative Agent.

RECITALS:

WHEREAS, the Borrower has made application to the Lenders for a term loan in the aggregate principal amount of $50,000,000, the proceeds of which will be used for the working capital and general corporate purposes of the Borrower and its Subsidiaries, including, without limitation, to finance in part the construction of an articulated tug and dredge;

WHEREAS, the Guarantor is the sole owner of the Vessels and Equipment (each as hereinafter defined); and

WHEREAS, the Lenders are willing to make such loan to the Borrower, subject to, and upon to the terms and conditions set forth in, this Agreement.

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements herein contained, and for other good and valuable consideration, the receipt and sufficiency whereof are hereby acknowledged, and intending to be legally bound hereby, the parties do hereby agree as follows:

ARTICLE I

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.01. Certain Defined Terms. As used in this Agreement, the following terms have the following meanings (such to be equally applicable to the singular and plural forms of the terms defined):

“Administrative Agent” means Bank of America (or any of its designated branch offices or affiliates) in its capacity as administrative agent under any of the Loan Documents, or any successor administrative agent.

“Administrative Agent’s Office” means the Administrative Agent’s address and, as appropriate, account as set forth on Schedule 2, or such other address or account as the Administrative Agent may from time to time notify the Borrower and the Lenders.

“Administrative Questionnaire” means an Administrative Questionnaire in substantially the form of Exhibit E or any other form approved by the Administrative Agent.

“Affiliate” means, with respect to a specified Person, another Person that directly, or indirectly through one or more intermediaries, Controls or is Controlled by or is under

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

common Control with the Person specified. “Control” means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a Person, whether through the ability to exercise voting power, by contract or otherwise. “Controlling” and “Controlled” have meanings correlative thereto

“Agreement” has the meaning set forth in the introductory paragraph hereto, as the same may be amended, restated, supplemented or otherwise modified in writing from time to time.

“Allocated Percentage Value” means the percentage set forth on Schedule 1 applicable to each Vessel and the Equipment.

“Applicable Law” means, collectively, all applicable international, foreign, federal, state and local statutes, treaties, conventions, rules, guidelines, regulations, ordinances, codes and administrative or judicial precedents or authorities, including the interpretation or administration thereof by any Governmental Authority charged with the enforcement, interpretation or administration thereof, and all applicable administrative orders and decrees of courts or any Governmental Authority.

“Applicable Percentage” means, with respect to any Lender at any time, the percentage (carried out to the ninth decimal place) of the Facility represented by (i) on or prior to the Closing Date, such Lender’s Commitment at such time and (ii) thereafter, the outstanding principal amount of such Lender’s Loans at such time. The Applicable Percentage of each Lender in respect of the Facility is set forth opposite the name of such Lender on Schedule 3 or in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable.

“Approved Appraiser” means North American Marine Consultants, LLC, or such other appraiser reasonably satisfactory to the Administrative Agent.

“Approved Fund” means any Fund that is administered or managed by (a) a Lender, (b) an Affiliate of a Lender or (c) an entity or an Affiliate of an entity that administers or manages a Lender.

“Assignment and Assumption” means an assignment and assumption entered into by a Lender and an Eligible Assignee (with the consent of any party whose consent is required by Section 9.13), and accepted by the Administrative Agent, in substantially the form of Exhibit F or any other form (including an electronic documentation form generated by use of an electronic platform) approved by the Administrative Agent.

“Auditors” means Deloitte & Touche LLP or such other independent certified public accounting firm of recognized national standing reasonably acceptable to the Administrative Agent.

“BAML” means Banc of America Leasing & Capital, LLC and its successors.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Bank of America” means Bank of America, N.A. and its successors.

“Bankruptcy Code” means the Bankruptcy Act of 1978, as amended or otherwise modified from time to time.

“Bonding Agreement” means, collectively, the Zurich Agreement and any supplement thereto or replacement thereof, and any similar contractual arrangement entered into by the Borrower or any of its Subsidiaries with providers of bid, performance or payment bonds.

“Bonding Obligations” means (a) obligations incurred by the Borrower and its Subsidiaries (including guaranties thereof) with respect to bid, payment, performance, surety, appeal or similar bonds and completion guaranties in the ordinary course of business and (b) obligations incurred by the Borrower and its Subsidiaries (including guaranties thereof) under any Bonding Agreement.

“Borrower” has the meaning specified in the introductory paragraph hereto.

“Borrowing” means a borrowing consisting of simultaneous Loans.

“Business Day” means any day other than a Saturday, Sunday or other day on which commercial banks are authorized to close under the Applicable Law of, or are in fact closed in, Chicago, Illinois or the state where the Administrative Agent’s Office is located.

“Change in Law” means the occurrence, after the Closing Date, of any of the following: (a) the adoption or taking effect of any law, rule, regulation, treaty or convention, (b) any change in any law, rule, regulation, treaty or convention or in the administration, interpretation, implementation or application thereof by any Governmental Authority or (c) the making or issuance of any request, rule, guideline or directive (whether or not having the force of law) by any Governmental Authority; provided that notwithstanding anything herein to the contrary, (i) the Dodd-Frank Wall Street Reform and Consumer Protection Act and all requests, rules, guidelines or directives thereunder or issued in connection therewith and (ii) all requests, rules, guidelines or directives promulgated by the Bank for International Settlements, the Basel Committee on Banking Supervision (or any successor or similar authority) or the United States or foreign regulatory authorities, in each case pursuant to Basel III, shall in each case be deemed to be a “Change in Law”, regardless of the date enacted, adopted or issued.

“Closing Date” means the date of the making of the Loans.

“Code” means the Internal Revenue Code of 1986, as amended from time to time.

“Collateral” means, collectively, the Vessels, the Equipment and all other collateral now or hereafter granted to the Administrative Agent, for the benefit of the Secured Parties, as collateral for the Borrower’s Obligations.

“Commitment” means, as to each Lender, its obligation to make Loans to the Borrower pursuant to Section 2.01 in an aggregate principal amount at any one time outstanding

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

not to exceed the amount set forth opposite such Lender’s name on Schedule 3 under the caption “Commitment” or opposite such caption in the Assignment and Assumption pursuant to which such Lender becomes a party hereto, as applicable, as such amount may be adjusted from time to time in accordance with this Agreement. The Commitment of all of the Lenders on the Closing Date shall be $50,000,000.

“Compliance Certificate” has the meaning set forth in Section 7.01(a).

“Connection Income Taxes” means Other Connection Taxes that are imposed on or measured by net income (however denominated) or that are franchise Taxes or branch profits Taxes.

“Debtor Relief Laws” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, receivership, insolvency, reorganization, or similar debtor relief laws of the United States or other applicable jurisdictions from time to time in effect

“Default” means any event which with the giving of notice or lapse of time, or both, would constitute an Event of Default.

“Default Rate” has the meaning set forth in Section 3.01.

“Dollars” and the sign “$” mean lawful money of the United States of America.

“Eligible Assignee” means any Person that meets the requirements to be an assignee under Section 9.13 (subject to such consents, if any, as may be required under Section 9.13(b)(iii)).

“Employee Benefit Plan” means any employee benefit plan within the meaning of Section 3(2) of ERISA that is maintained for employees of any Loan Party or any ERISA Affiliate including any Pension Plan that has at any time within the preceding six (6) years been maintained, funded or administered for the employees of any Loan Party or any current or former ERISA Affiliate.

“Environmental Laws” means any and all federal, state, local, and foreign statutes, laws, regulations, ordinances, rules, judgments, orders, decrees, permits, concessions, grants, franchises, licenses, agreements or governmental restrictions relating to pollution and the protection of the environment or the release of any materials into the environment, including those related to hazardous substances or wastes, air emissions and discharges to waste or public systems.

“Environmental Liability” means any liability, contingent or otherwise (including any liability for damages, costs of environmental remediation, fines, penalties or indemnities), of the Borrower, any other Loan Party or any of their respective Subsidiaries directly or indirectly resulting from or based upon (a) violation of any Environmental Law, (b) the generation, use, handling, transportation, storage, treatment or disposal of any Hazardous Materials, (c) exposure

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

to any Hazardous Materials, (d) the release or threatened release of any Hazardous Materials into the environment or (e) any contract, agreement or other consensual arrangement pursuant to which liability is assumed or imposed with respect to any of the foregoing.

“Equipment” means the items, units and groups of personal property, licensed materials and fixtures described in Schedule 4 hereto, together with all replacements, parts, additions, improvements, accessories and substitutions therefor in accordance with the terms of this Agreement; and “item of Equipment” means a commercial unit of such property which in commercial usage is treated as a single whole, division of which materially impairs its character or value on the market or in use, and includes each functionally integrated and separately marketable group or unit of Equipment and may be a single article (such as a machine) or a set of articles (such as a suite of furniture or a line of machinery).

“Equipment Utilization Agreement” means the Equipment Utilization Agreement, dated as of the date hereof, among the Borrower, certain Subsidiaries of the Borrower as indemnitors, Wells Fargo Bank, National Association, as Administrative Agent under the Existing Credit Agreement and Zurich, as surety thereunder, as may be amended, restated, supplemented or otherwise modified in writing from time to time in accordance with the terms thereof.

“Equity Interests” means, with respect to any Person, all of the shares of capital stock of (or other ownership or profit interests in) such Person, all of the warrants, options or other rights for the purchase or acquisition from such Person of shares of capital stock of (or other ownership or profit interests in) such Person, all of the securities convertible into or exchangeable for shares of capital stock of (or other ownership or profit interests in) such Person or warrants, rights or options for the purchase or acquisition from such Person of such shares (or such other interests), and all of the other ownership or profit interests in such Person (including partnership, member or trust interests therein), whether voting or nonvoting, and whether or not such shares, warrants, options, rights or other interests are outstanding on any date of determination.

“ERISA” has the meaning set forth in Section 6.01(l).

“ERISA Affiliate” means any Person who together with any Loan Party or any of its Subsidiaries is treated as a single employer within the meaning of Section 414(b), (c), (m) or (o) of the Code or Section 4001(b) of ERISA.

“Event of Default” has the meaning set forth in Section 8.01.

“Excluded Taxes” means any of the following Taxes imposed on or with respect to any Recipient or required to be withheld or deducted from a payment to a Recipient, (a) Taxes imposed on or measured by net income (however denominated), franchise Taxes, and branch profits Taxes, in each case, (i) imposed as a result of such Recipient being organized under the laws of, or having its principal office or, in the case of any Lender, its Lending Office located in, the jurisdiction imposing such Tax (or any political subdivision thereof) or (ii) that are Other Connection Taxes, (b) in the case of a Lender, U.S. federal withholding Taxes imposed on

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

amounts payable to or for the account of such Lender with respect to an applicable interest in a Loan or Commitment pursuant to a law in effect on the date on which (i) such Lender acquires such interest in the Loan or Commitment (other than pursuant to an assignment request by the Borrower under Section 10.04) or (ii) such Lender changes its Lending Office, except in each case to the extent that, pursuant to Section 10.01(a)(ii), (a)(iii) or (c), amounts with respect to such Taxes were payable either to such Lender’s assignor immediately before such Lender became a party hereto or to such Lender immediately before it changed its Lending Office, (c) Taxes attributable to such Recipient’s failure to comply with Section 10.01(e) and (d) any U.S. federal withholding Taxes imposed pursuant to FATCA.

“Existing Credit Agreement” means that certain Credit Agreement dated as of June 4, 2012, as amended, restated, supplemented, modified, refinanced or replaced from time to time, by and among Great Lakes Dredge & Dock Corporation, as Borrower, the other Credit Parties party thereto, the financial institutions from time to time party thereto as lenders and Wells Fargo Bank, National Association, as Administrative Agent, Swingline Lender and an Issuing Lender.

“Facility” means, at any time, (a) on or prior to the Closing Date, the aggregate amount of the Commitments at such time and (b) thereafter, the aggregate principal amount of the Loans of all Lenders outstanding at such time.

“FATCA” means Sections 1471 through 1474 of the Code, as of the date of this Agreement (or any amended or successor version that is substantively comparable and not materially more onerous to comply with), any current or future regulations or official interpretations thereof and any agreements entered into pursuant to Section 1471(b)(1) of the Code.

“Federal Funds Rate” means, for any day, the rate per annum equal to the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers on such day, as published by the Federal Reserve Bank of New York on the Business Day next succeeding such day; provided that (a) if such day is not a Business Day, the Federal Funds Rate for such day shall be such rate on such transactions on the next preceding Business Day as so published on the next succeeding Business Day, and (b) if no such rate is so published on such next succeeding Business Day, the Federal Funds Rate for such day shall be the average rate (rounded upward, if necessary, to a whole multiple of 1/100 of 1%) charged to Bank of America on such day on such transactions as determined by the Administrative Agent.

“Foreign Lender” means (a) if the Borrower is a U.S. Person, a Lender that is not a U.S. Person, and (b) if the Borrower is not a U.S. Person, a Lender that is resident or organized under the laws of a jurisdiction other than that in which the Borrower is resident for tax purposes. For purposes of this definition, the United States, each State thereof and the District of Columbia shall be deemed to constitute a single jurisdiction.

“Fleet Mortgage” means the First Preferred Fleet Mortgage, substantially in the form attached hereto as Exhibit B, to be executed and delivered by the Guarantor in favor of the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Administrative Agent, for the benefit of the Secured Parties, and recorded with NVDC, as the same may be amended, restated, supplemented or otherwise modified in writing from time to time.

“Fund” means any Person (other than a natural Person) that is (or will be) engaged in making, purchasing, holding or otherwise investing in commercial loans and similar extensions of credit in the ordinary course of its activities.

“Generally Accepted Accounting Principles” or “GAAP” means generally accepted accounting principles in the United States set forth in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board or such other principles as may be approved by a significant segment of the accounting profession in the United States, that are applicable to the circumstances as of the date of determination, consistently applied.

“Governmental Authority” means the government of the United States or any other nation, or of any political subdivision thereof, whether state or local, and any agency, authority, instrumentality, regulatory body, court, central bank or other entity exercising executive, legislative, judicial, taxing, regulatory or administrative powers or functions of or pertaining to government (including, without limitation, the Financial Conduct Authority, the Prudential Regulation Authority and any supra-national bodies such as the European Union or the European Central Bank).

“Guarantor” has the meaning specified in the introductory paragraph hereto.

“Guaranty” mean that certain Guaranty, dated the date hereof, and substantially in the form attached hereto as Exhibit C, pursuant to which the Guarantor shall unconditionally and irrevocably guarantee all Obligations of the Borrower to the Secured Parties, as the same may be amended, restated, supplemented or otherwise modified in writing from time to time.

“Hazardous Materials” means all explosive or radioactive substances or wastes and all hazardous or toxic substances, wastes or other pollutants, including petroleum or petroleum distillates, natural gas, natural gas liquids, asbestos or asbestos-containing materials, polychlorinated biphenyls, radon gas, toxic mold, infectious or medical wastes and all other substances, wastes, chemicals, pollutants, contaminants or compounds of any nature in any form regulated pursuant to any Environmental Law.

“Holdback Amount” has the meaning specified in Section 2.08.

“Holdback Appraisal” has the meaning specified in Section 2.08.

“Indemnified Taxes” means (a) Taxes, other than Excluded Taxes, imposed on or with respect to any payment made by or on account of any obligation of the Borrower under any Loan Document and (b) to the extent not otherwise described in clause (a), Other Taxes.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Indemnitees” has the meaning specified in Section 9.06(b).

“Information” has the meaning specified in Section 9.18.

“Initial Appraisal” has the meaning specified in Section 7.01(s).

“Insurances” means all policies and contracts of insurance (whether issued in the commercial market or by the United States) and all entries of the Vessels in a protection and indemnity or war risks association or club, which are from time to time taken out or entered into in respect of the Vessels.

“IRS” means the United States Internal Revenue Service.

“ISM Code” means, in relation to its application to the Borrower, any Vessel and its operation, the International Safety Management Code (including the guidelines on its implementation) adopted by the International Maritime Organization (“IMO”) as Resolution A.741(18) and Resolution A.913(22) (superseding Resolution A.788(19)), as the same may be amended, supplemented or replaced from time to time (and the terms “safety management system”, “Safety Management Certificate” and “Document of Compliance” have the meanings specified in the ISM Code).

“ISPS Code” means, in relation to its application to the Borrower, any Vessel and its operation, the International Ship and Port Facility Security Code constituted pursuant to resolution A.924(22) of the IMO adopted by a Diplomatic Conference of the IMO on Maritime Security on 13 December 2002 and now set out in Chapter XI-2 of the Safety of Life at Sea Convention (SOLAS) 1974 (as amended).

“Lender” means each of the Persons identified as a “Lender” on the signature pages hereto, each other Person that becomes a “Lender” in accordance with this Agreement and, their successors and assigns.

“Lending Office” means, as to the Administrative Agent or any Lender, the office or offices of such Person described as such in such Person’s Administrative Questionnaire, or such other office or offices as such Person may from time to time notify the Borrower and the Administrative Agent; which office may include any Affiliate of such Person or any domestic or foreign branch of such Person or such Affiliate.

“Lien” means, with respect to any asset, any mortgage, leasehold mortgage, lien, pledge, charge, security interest, hypothecation or encumbrance of any kind in respect of such asset. For the purposes of this Agreement, a Person shall be deemed to own subject to a Lien any asset which it has acquired or holds subject to the interest of a vendor or lessor under any conditional sale agreement, capital lease or other title retention agreement relating to such asset; provided, however, that in no event shall an operating lease in and of itself be deemed a Lien regardless of GAAP treatment.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Loan” means an advance made by a Lender to the Borrower under Article II.

“Loan Documents” mean, collectively, this Agreement, the Notes, the Fleet Mortgage, the Guaranty, and all other documents now or hereafter executed and delivered, to evidence, secure, or guarantee, or in connection with, this Agreement.

“Loan Notice” means a notice of the Borrowing, which shall be substantially in the form of Exhibit D or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer of the Borrower.

“Loan Parties” means, collectively, the Borrower and the Guarantor.

“Material Adverse Effect” means (a) a material adverse effect on the properties, business, operations, assets, liabilities or condition (financial or otherwise) of the Borrower and its Subsidiaries, taken as a whole, (b) a material impairment of the rights and remedies of the Administrative Agent or any Lender under any Loan Document or (c) a material impairment of the legality, validity, binding effect or enforceability against any Loan Party of any Loan Document to which it is a party.

“Maturity Date” means November 4, 2019, provided, however, that if such date is not a Business Day, the Maturity Date shall be the next preceding Business Day.

“Minimum Orderly Liquidation Value Percentage” shall mean 125%.

“Multiemployer Plan” means a “multiemployer plan” as defined in Section 4001(a)(3) of ERISA to which any Loan Party or any ERISA Affiliate is making, or is accruing an obligation to make, or has accrued an obligation to make contributions within the preceding six (6) years.

“Non-Consenting Lender” means any Lender that does not approve any consent, waiver or amendment that (a) requires the approval of all Lenders or all affected Lenders in accordance with the terms of Section 9.01 and (b) has been approved by the Required Lenders.

“Note” means a promissory note made by the Borrower in favor of a Lender evidencing Loans made by such Lender, substantially in the form of Exhibit A, as the same may be amended, restated, supplemented or otherwise modified in writing from time to time.

“Notice of Loan Prepayment” means a notice of prepayment with respect to a Loan, which shall be substantially in the form of Exhibit H or such other form as may be approved by the Administrative Agent (including any form on an electronic platform or electronic transmission system as shall be approved by the Administrative Agent), appropriately completed and signed by a Responsible Officer.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“NVDC” means the National Vessel Documentation Center, U.S. Coast Guard, located in Falling Waters, West Virginia.

“Obligation” means (a) all advances to, and debts, liabilities, obligations, covenants and duties of, any Loan Party arising under any Loan Document or otherwise with respect to any Loan and (b) all costs and expenses incurred in connection with the enforcement and collection of the foregoing, including the fees, charges and disbursements of counsel, in each case whether direct or indirect (including those acquired by assumption), absolute or contingent, due or to become due, now existing or hereafter arising and including interest and fees that accrue after the commencement by or against any Loan Party or any Affiliate thereof pursuant to any proceeding under any Debtor Relief Laws naming such Person as the debtor in such proceeding, regardless of whether such interest and fees are allowed claims in such proceeding. For purposes hereof, the Borrower’s Obligations under the Loan Documents include, without limitation, the timely payment of all (i) principal, interest, Prepayment Fees, late charges, certain other fees and expenses (including, without limitation, reasonable attorneys’ fees and expenses), disbursements, indemnities and any other amounts payable by the Borrower to the Lenders or the Administrative Agent, including, but not limited to, those under or pursuant to the Loan Documents; and (ii) any amount which the Lenders and the Administrative Agent, in their sole discretion, may elect to pay or advance on the behalf of any Loan Party pursuant to and in accordance with the terms of the Loan Documents.

“Orderly Liquidation Value” means the orderly liquidation value of the Collateral, as determined by an Approved Appraiser.

“Other Connection Taxes” means, with respect to any Recipient, Taxes imposed as a result of a present or former connection between such Recipient and the jurisdiction imposing such Tax (other than connections arising from such Recipient having executed, delivered, become a party to, performed its obligations under, received payments under, received or perfected a security interest under, engaged in any other transaction pursuant to or enforced any Loan Document, or sold or assigned an interest in any Loan or Loan Document).

“Other Taxes” means all present or future stamp, court or documentary, intangible, recording, filing or similar Taxes that arise from any payment made under, from the execution, delivery, performance, enforcement or registration of, from the receipt or perfection of a security interest under, or otherwise with respect to, any Loan Document, except any such Taxes that are Other Connection Taxes imposed with respect to an assignment (other than an assignment made pursuant to Section 10.04).

“Outstanding Amount” means with respect to Loans, the aggregate outstanding principal amount thereof after giving effect to any borrowings and prepayments or repayments of Loans, as the case may be, occurring on such date.

“Participant” has the meaning specified in Section 9.13(d).

“Participant Register” has the meaning specified in Section 9.13(d).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“PBGC” means the Pension Benefit Guaranty Corporation or any successor agency.

“Pension Plan” means any Employee Benefit Plan, other than a Multiemployer Plan, which is subject to the provisions of Title IV of ERISA or Section 412 of the Code and which (a) is maintained, funded or administered for the employees of any Loan Party or any ERISA Affiliate or (b) has at any time within the preceding six (6) years been maintained, funded or administered for the employees of any Loan Party or any current or former ERISA Affiliates.

“Permitted Encumbrances” means:

(a) Liens created pursuant to the Loan Documents;

(b) Liens in existence on the Closing Date and described on Schedule 6 and any modifications, replacements, renewals, refinancings or extensions thereof;

(c) Liens for taxes, assessments and other governmental charges or levies (excluding any Lien imposed pursuant to any of the provisions of ERISA or Environmental Laws) (i) not yet due or as to which the period of grace (not to exceed thirty (30) days), if any, related thereto has not expired or (ii) which are being contested in good faith and by appropriate proceedings being diligently pursued if adequate reserves are maintained to the extent required by GAAP;

(d) Liens of landlords, carriers, warehousemen, mechanics, materialmen, repairmen, construction contractors or other like Liens (including, without limitation, Liens for crew’s wages, and salvage (including contract salvage) and for repairs, supplies, bunkers, services, wharfage, harbor dues and canal tolls) arising in the ordinary course of business which secure amounts not overdue for a period of more than sixty (60) days or if more than sixty (60) days overdue, are unfiled and no other action has been taken to enforce such Lien or which are being contested in good faith and by appropriate proceedings being diligently pursued, if adequate reserves with respect thereto are maintained on the books of the Borrower or its Subsidiaries;

(e) deposits or pledges made in the ordinary course of business (including, without limitation, surety bonds and appeal bonds) in connection with, or to secure payment of, obligations under workers’ compensation, unemployment insurance and other types of social security or similar legislation, or to secure the performance of bids, trade contracts, government contracts, leases (other than Indebtedness), statutory obligations, surety bonds (other than bonds related to judgments or litigation), performance bonds and other obligations of a like nature or arising as a result of progress payments under government contracts (including (i) those to secure health, safety and environmental obligations and (ii) those required or requested by any Governmental Authority) incurred in the ordinary course of business;

(f) easements, rights-of-way, restrictions (including zoning restrictions), encroachments, protrusions and other similar encumbrances and minor title defects affecting real property which, in the aggregate, do not materially interfere with the ordinary conduct of the business of the Borrower and its Subsidiaries;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g) Liens arising from the filing of precautionary UCC financing statements relating to leases entered into by the Borrower or any of its Subsidiaries in the ordinary course of business;

(h) Liens securing judgments for the payment of money not constituting an Event of Default under Section 8.01(f) or securing appeal or other surety bonds relating to such judgments;

(i) (i) Liens of a collecting bank arising in the ordinary course of business under Section 4-210 of the Uniform Commercial Code in effect in the relevant jurisdiction and (ii) Liens of any depositary bank in connection with statutory, common law and contractual rights of set-off and recoupment with respect to any deposit account of any Borrower or any Subsidiary thereof;

(j) (i) contractual or statutory Liens of landlords to the extent relating to the property and assets relating to any lease agreements with such landlord, and (ii) contractual Liens of suppliers (including sellers of goods) or customers granted in the ordinary course of business to the extent limited to the property or assets relating to such contract;

(k) leases or subleases (including bareboat charters) of property other than Collateral, or property that would constitute Collateral, by the Borrower or any of its Subsidiaries as lessor or sublessor, provided that such leases and subleases do not interfere in any material respect with the businesses of the Borrower and its Subsidiaries, and are not otherwise prohibited under the other terms of this Agreement, and leases or subleases (including bareboat charters) of property constituting, or that would constitute, Collateral, provided that such leases and subleases do not interfere in any material respect with the businesses of the Borrower and its Subsidiaries, are not otherwise prohibited under the other terms of this Agreement and are made in the ordinary course of business;

(l) Liens granted to sureties under any Bonding Agreement or to secure any Bonding Obligations, or Liens that could, pursuant to the terms of any Bonding Agreement, attach as security for any Bonding Obligation upon the satisfaction of conditions or events described in the relevant Bonding Agreement;

(m) Liens arising by operation of law or by contract in each case encumbering insurance policies and proceeds thereof to secure the financing of premiums payable under such policies; and

(n) Liens pursuant to a purchase agreement or sale agreement securing the obligations under such purchase agreement or sale agreement and encumbering solely the assets that are to be sold in any asset disposition permitted or not otherwise prohibited by this Agreement.

“Person” means a natural person, partnership, corporation (including a business trust), limited liability company, joint stock company, trust, unincorporated association, joint venture or other entity, or a government or any political subdivision or agency thereof, or any other entity, whether acting in an individual, fiduciary or other capacity.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“Platform” has the meaning specified in Section 7.01(a).

“Prepayment Fee” shall be an amount equal to the aggregate principal amount of the Loans being prepaid multiplied by: two percent (2.0%) (for prepayments occurring prior to the first anniversary of the date hereof); one and one-half percent (1.5%) (for prepayments occurring on and after the first anniversary of the date hereof but prior to the second anniversary of the date hereof); one percent (1.0%) (for prepayments occurring on and after the second anniversary of the date hereof but prior to the third anniversary of the date hereof); three-quarters percent (0.75%) (for prepayments occurring on and after the third anniversary of the date hereof but prior to the fourth anniversary of the date hereof); one-quarter percent (0.25%) (for prepayments occurring on and after the fourth anniversary of the date hereof but prior to six months prior to the fifth anniversary of the date hereof); and zero percent (0.0%) thereafter.

“Protection and Indemnity Risks” means the usual risks covered by a protection and indemnity association or club including the portion not recoverable in case of collision under the ordinary running-down clause.

“Public Lender” has the meaning specified in Section 7.01(a).

“Recipient” means the Administrative Agent or any Lender.

“Register” has the meaning specified in Section 9.13(c).

“Related Parties” means, with respect to any Person, such Person’s Affiliates and the partners, directors, officers, employees, agents, trustees, administrators, managers, advisors and representatives of such Person and of such Person’s Affiliates.

“Required Lenders” means, at any time, at least two (2) Lenders having Total Credit Exposures representing more than 50% of the Total Credit Exposures of all Lenders.

“Resignation Effective Date” has the meaning set forth in Section 11.06(a).

“Responsible Officer” means the chief executive officer, president, chief operating officer, executive vice president, senior vice president, chief financial officer, treasurer, assistant treasurer or controller of a Loan Party, and solely for purposes of the delivery of incumbency certificates pursuant to Article V, the secretary or any assistant secretary of a Loan Party. Any document delivered hereunder that is signed by a Responsible Officer of a Loan Party shall be conclusively presumed to have been authorized by all necessary corporate, partnership and/or other action on the part of such Loan Party and such Responsible Officer shall be conclusively presumed to have acted on behalf of such Loan Party. To the extent requested by the Administrative Agent, each Responsible Officer will provide an incumbency certificate and to the extent requested by the Administrative Agent, appropriate authorization documentation, each in form and substance reasonably satisfactory to the Administrative Agent.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

“SEC” means the Securities and Exchange Commission, or any Governmental Authority succeeding to any of its principal functions.

“Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Indemnitees and each co-agent or sub-agent appointed by the Administrative Agent from time to time pursuant to Section 11.05.

“Secured Obligations” means all Obligations.

“Subsidiary” of any Person means any corporation of which more than 50% of the issued and outstanding capital stock having ordinary voting power to elect a majority of the Board of Directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is directly or indirectly owned or controlled by such Person, by such Person and one or more of its Subsidiaries or by one or more of such Person’s Subsidiaries.

“Taxes” means all present or future taxes, levies, imposts, duties, deductions, withholdings (including backup withholding), assessments, fees or other charges imposed by any Governmental Authority, including any interest, additions to tax or penalties applicable thereto.

“Termination Date” means the date upon which all Obligations (other than contingent obligations) arising under this Agreement or any other Loan Document shall have been paid in full in cash or other immediately available funds.

“Termination Event” means the occurrence of any of the following which, individually or in the aggregate, has resulted or would, individually or in the aggregate, reasonably be expected to result in liability of the Borrower in an aggregate amount in excess of the Threshold Amount: (a) a “Reportable Event” described in Section 4043 of ERISA for which the thirty (30) day notice requirement has not been waived by the PBGC, or (b) the withdrawal of any Loan Party or any ERISA Affiliate from a Pension Plan during a plan year in which it was a “substantial employer” as defined in Section 4001(a)(2) of ERISA or a cessation of operations that is treated as such a withdrawal under Section 4062(e) of ERISA, or (c) the termination of a Pension Plan, the filing of a notice of intent to terminate a Pension Plan or the treatment of a Pension Plan amendment as a termination, under Section 4041 of ERISA, if the plan assets are not sufficient to pay all plan liabilities, or (d) the institution of proceedings to terminate, or the appointment of a trustee with respect to, any Pension Plan by the PBGC, or (e) any other event or condition which would constitute grounds under Section 4042(a) of ERISA for the termination of, or the appointment of a trustee to administer, any Pension Plan, or (f) the imposition of a Lien pursuant to Section 430(k) of the Code or Section 303 of ERISA, or (g) the determination that any Pension Plan or Multiemployer Plan is considered an at-risk plan or plan in endangered or critical status with the meaning of Sections 430, 431 or 432 of the Code or Sections 303, 304 or 305 of ERISA or (h) the partial or complete withdrawal of any Loan Party or any ERISA Affiliate from a Multiemployer Plan if withdrawal liability is asserted by such plan, or (i) any event or condition which results in the reorganization or insolvency of a Multiemployer Plan under Sections 4241 or 4245 of ERISA, or (j) any event or condition which results in the

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

termination of a Multiemployer Plan under Section 4041A of ERISA or the institution by PBGC of proceedings to terminate a Multiemployer Plan under Section 4042 of ERISA, or (k) the imposition of any liability under Title IV of ERISA, other than for PBGC premiums due but not delinquent under Section 4007 of ERISA, upon any Loan Party or any ERISA Affiliate.

“Threshold Amount” means $10,000,000.

“Total Credit Exposure” means, as to any Lender at any time, the Outstanding Amount of all Loans of such Lender at such time.

“Total Loss” means (A) with respect to any Vessel, any of the following and any such Total Loss shall be deemed to have occurred as of the date set forth in parenthesis after the definition of such Total Loss:

(i) its actual total loss or destruction, damage beyond repair, or being rendered permanently unfit for normal use (the date on which such loss, destruction, damage or rendition occurs or, if the date of loss or destruction is not known, the date on which such Vessel was last heard of);

(ii) its constructive or, with the consent of the Borrower (so long as no Event of Default shall have occurred and be continuing) and the Required Lenders, compromised, arranged or agreed total loss (the earliest of (A) the date on which such loss is agreed or compromised or arranged by the insurers, (B) the date on which a competent court of law or arbitration tribunal issues a judgment or award against which there is no appeal to the effect that a Total Loss has occurred, (C) the date on which the insurers make payment of the full amount of the proceeds of such total loss on the basis of a total loss, and (D) ninety (90) days from the date of the event giving rise to such loss, but in each case not to extend beyond the Maturity Date);

(iii) requisition for title or other compulsory acquisition of any Vessel (other than by requisition for hire) which shall continue for ninety (90) days (the date on which such requisition for title or other compulsory acquisition takes effect); and

(iv) capture, seizure, arrest, detention or confiscation of any Vessel by any Governmental Authority or by Persons acting or purporting to act on behalf of any Government Authority, unless the Vessel is released from such capture, seizure, arrest, detention or confiscation within thirty (30) days after the occurrence thereof (the earlier of (A) the date on which the insurers make payment of the full amount of the proceeds of such total loss on the basis of a total loss, and (B) ninety (90) days from the date of the event giving rise to such loss, but in each case not to extend beyond the Maturity Date).

(B) with respect to any Equipment, a Total Loss shall be deemed to have occurred upon:

(i) the actual or constructive total loss of such Equipment;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) the loss, disappearance, theft or destruction of such Equipment, or damage to such Equipment that is uneconomical to repair or renders it unfit for normal use; or

(iii) the condemnation, confiscation, requisition, seizure, forfeiture or other taking of title to or use of such Equipment by any Governmental Authority.

“UCC” means the Uniform Commercial Code as in effect in the State of New York, as amended or modified from time to time.

“U.S. Person” means any Person that is a “United States Person” as defined in Section 7701(a)(30) of the Code.

“Vessels” means individually and collectively the vessels described in Schedule 5 hereto, together with all replacements, parts, additions, accessories and substitutions therefor in accordance with the terms of this Agreement.

“War Risks” the risk of mines and all risks excluded by the free of capture and seizure clause from the standard form of United States, Norwegian or English marine policy.

“Zurich” means, collectively, Zurich American Insurance Company and its subsidiaries and Affiliates, including, without limitation, Fidelity and Deposit Company of Maryland, Colonia American Casualty and Surety Company, and American Guarantee and Liability Insurance Company, together with their successors and assigns.

“Zurich Agreement” means, collectively, (i) that certain Agreement of Indemnity, dated as of September 7, 2011, executed by the Borrower and the Subsidiaries of the Borrower party there as “Contractors” and Indemnitors”, in favor of Zurich and (ii) the Equipment Utilization Agreement, each as amended, restated, supplemented or otherwise modified in writing from time to time.

SECTION 1.02. Computation of Time Periods. For purposes of this Agreement, in computing periods of time from a specified date to a later specified date, the word “from” means “from and including” and each of the words “to” and “until” means “to but excluding”. Unless otherwise specified, all references herein to times of day shall be references to Eastern time (daylight or standard, as applicable).

SECTION 1.03. Accounting Terms. All accounting terms not specifically defined or specified herein shall have the meanings generally attributed to such terms under generally accepted accounting principles (“GAAP”), as in effect from time to time with respect to the financial statements referenced in Section 7.01(a) hereof, and consistently applied.

ARTICLE II

THE LOAN

SECTION 2.01. The Loan. Subject to the terms and conditions of this Agreement and to the satisfaction of the conditions precedent set forth in Article V hereof, each Lender hereby

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

severally agrees to a single term loan to the Borrower, in Dollars, on the Closing Date in an amount not to exceed such Lender’s Applicable Percentage of the Facility. The Borrowing shall consist of Loans made simultaneously by the Lenders in accordance with their respective Applicable Percentage of the Facility. Borrowings repaid or prepaid may not be reborrowed. The Borrowings shall be made for the purposes set forth in the Recitals, and for no other purpose. Time is of the essence. The Commitments shall automatically terminate at 5:00 PM Eastern Standard Time on the Closing Date.

SECTION 2.02. Drawdown Procedures. The Borrowing shall be made upon the Borrower’s irrevocable notice to the Administrative Agent, which may be given by: (A) telephone or (B) a Loan Notice; provided that any telephonic notice must be confirmed immediately by delivery to the Administrative Agent of a Loan Notice. Each such Loan Notice must be received by the Administrative Agent not later than 11:00 a.m one (1) Business Day prior to the proposed Closing Date.

SECTION 2.03. Advance of Loan Proceeds. Following receipt of a Loan Notice, the Administrative Agent shall promptly notify each Lender of the amount of its Applicable Percentage of the Loans. Each Lender shall make the amount of its Loan available to the Administrative Agent in immediately available funds at the Administrative Agent’s Office not later than 1:00 p.m. on the Closing Date. Upon satisfaction of the applicable conditions set forth in Article V and subject to Section 2.08 hereof, the Administrative Agent shall make all funds so received available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower.

SECTION 2.04. The Notes. The Loans made by each Lender shall be evidenced by one or more accounts or records maintained by such Lender and by the Administrative Agent in the ordinary course of business. The accounts or records maintained by the Administrative Agent and each Lender shall be conclusive absent manifest error of the amount of the Loans made by the Lenders to the Borrower and the interest and payments thereon. Any failure to so record or any error in doing so shall not, however, limit or otherwise affect the obligation of the Borrower hereunder to pay any amount owing with respect to the Obligations. In the event of any conflict between the accounts and records maintained by any Lender and the accounts and records of the Administrative Agent in respect of such matters, the accounts and records of the Administrative Agent shall control in the absence of manifest error. Upon the request of any Lender made through the Administrative Agent, the Borrower shall execute and deliver to such Lender (through the Administrative Agent) a Note, which shall evidence such Lender’s Loans in addition to such accounts or records. Each Lender may attach schedules to its Note and endorse thereon the date, amount and maturity of its Loans and payments with respect thereto.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 2.05. Repayment of Principal. The Borrower shall repay to the Lenders the aggregate principal amount of all Loans outstanding on the following dates, and in the respective amounts expressed as a percentage of the aggregate principal amount of all Loans on the date hereof set forth opposite such dates (which amounts shall be reduced as a result of the application of prepayments in accordance with the order of priority set forth in Section 3.04), unless accelerated sooner pursuant to Section 8.01;

Date	Percentage of Aggregate Principal Amount of all Loans
December 4, 2014	0.8333333%
January 4, 2015	0.8333333%
February 4, 2015	0.8333333%
March 4, 2015	0.8333333%
April 4, 2015	0.8333333%
May 4, 2015	0.8333333%
June 4, 2015	0.8333333%
July 4, 2015	0.8333333%
August 4, 2015	0.8333333%
September 4, 2015	0.8333333%
October 4, 2015	0.8333333%
November 4, 2015	0.8333333%
December 4, 2015	0.8333333%
January 4, 2016	0.8333333%
February 4, 2016	0.8333333%
March 4, 2016	0.8333333%
April 4, 2016	0.8333333%
May 4, 2016	0.8333333%
June 4, 2016	0.8333333%
July 4, 2016	0.8333333%
August 4, 2016	0.8333333%
September 4, 2016	0.8333333%
October 4, 2016	0.8333333%
November 4, 2016	0.8333333%
December 4, 2016	1.6666667%
January 4, 2017	1.6666667%
February 4, 2017	1.6666667%
March 4, 2017	1.6666667%
April 4, 2017	1.6666667%
May 4, 2017	1.6666667%
June 4, 2017	1.6666667%
July 4, 2017	1.6666667%
August 4, 2017	1.6666667%
September 4, 2017	1.6666667%
October 4, 2017	1.6666667%
November 4, 2017	1.6666667%
December 4, 2017	1.6666667%
January 4, 2018	1.6666667%
February 4, 2018	1.6666667%

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Date	Percentage of Aggregate Principal Amount of all Loans
March 4, 2018	1.6666667%
April 4, 2018	1.6666667%
May 4, 2018	1.6666667%
June 4, 2018	1.6666667%
July 4, 2018	1.6666667%
August 4, 2018	1.6666667%
September 4, 2018	1.6666667%
October 4, 2018	1.6666667%
November 4, 2018	1.6666667%
December 4, 2018	2.0833333%
January 4, 2019	2.0833333%
February 4, 2019	2.0833333%
March 4, 2019	2.0833333%
April 4, 2019	2.0833333%
May 4, 2019	2.0833333%
June 4, 2019	2.0833333%
July 4, 2019	2.0833333%
August 4, 2019	2.0833333%
September 4, 2019	2.0833333%
October 4, 2019	2.0833333%
November 4, 2019	17.0833333%

provided, however, that (i) the final principal repayment installment of the Loans shall be repaid on the Maturity Date and in any event shall be in an amount equal to the aggregate principal amount of all Loans outstanding on such date and (ii) if any principal repayment installment to be made by the Borrower shall come due on a day other than a Business Day, such principal repayment installment shall be due on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

SECTION 2.06. Payments Generally; Administrative Agent’s Clawback.

(a) All payments to be made by the Borrower shall be made free and clear of and without condition or deduction for any counterclaim, defense, recoupment or setoff. Except as otherwise expressly provided herein, all payments by the Borrower hereunder shall be made to the Administrative Agent, for the account of the respective Lenders to which such payment is owed, at the Administrative Agent’s Office in Dollars and in immediately available funds not later than 2:00 p.m. on the date specified herein. The Administrative Agent will promptly distribute to each Lender its Applicable Percentage in respect of the Facility (or other applicable share as provided herein) of such payment in like funds as received by wire transfer to such Lender’s Lending Office. All payments received by the Administrative Agent after 2:00 p.m. shall be deemed received on the next succeeding Business Day and any applicable interest or fee shall continue to accrue. Except as otherwise specifically provided for in this

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agreement, if any payment to be made by the Borrower shall come due on a day other than a Business Day, payment shall be made on the next following Business Day, and such extension of time shall be reflected in computing interest or fees, as the case may be.

(b) Unless the Administrative Agent shall have received notice from a Lender prior to the proposed date of the Borrowing that such Lender will not make available to the Administrative Agent such Lender’s share of the Borrowing, the Administrative Agent may assume that such Lender has made such share available on such date in accordance with Section 2.03 and may, in reliance upon such assumption, make available to the Borrower a corresponding amount. In such event, if a Lender has not in fact made its share of the Borrowing available to the Administrative Agent, then the applicable Lender and the Borrower severally agree to pay to the Administrative Agent forthwith on demand such corresponding amount in immediately available funds with interest thereon, for each day from and including the date such amount is made available to the Borrower to but excluding the date of payment to the Administrative Agent, at (A) in the case of a payment to be made by such Lender, the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation, plus any administrative, processing or similar fees customarily charged by the Administrative Agent in connection with the foregoing, and (B) in the case of a payment to be made by the Borrower, the interest rate applicable to the Loans. If the Borrower and such Lender shall pay such interest to the Administrative Agent for the same or an overlapping period, the Administrative Agent shall promptly remit to the Borrower the amount of such interest paid by the Borrower for such period. If such Lender pays its share of the applicable Borrowing to the Administrative Agent, then the amount so paid shall constitute such Lender’s Loan included in such Borrowing. Any payment by the Borrower shall be without prejudice to any claim the Borrower may have against a Lender that shall have failed to make such payment to the Administrative Agent. Unless the Administrative Agent shall have received notice from the Borrower prior to the date on which any payment is due to the Administrative Agent for the account of the Lenders hereunder that the Borrower will not make such payment, the Administrative Agent may assume that the Borrower has made such payment on such date in accordance herewith and may, in reliance upon such assumption, distribute to the Lenders the amount due. In such event, if the Borrower has not in fact made such payment, then each of the Lenders severally agrees to repay to the Administrative Agent forthwith on demand the amount so distributed to such Lender, in immediately available funds with interest thereon, for each day from and including the date such amount is actually received by it but excluding the date of payment to the Administrative Agent, at the greater of the Federal Funds Rate and a rate determined by the Administrative Agent in accordance with banking industry rules on interbank compensation. A notice of the Administrative Agent to any Lender or the Borrower with respect to any amount owing under this subsection (b) shall be conclusive, absent manifest error.

(c) If any Lender makes available to the Administrative Agent funds for any Loan to be made by such Lender as provided in the foregoing provisions of this Article II, and such funds are not made available to the Borrower by the Administrative Agent because the conditions set forth in Article V are not satisfied or waived in accordance with the terms hereof, the Administrative Agent shall return such funds (in like funds as received from such Lender) to such Lender, without interest.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(d) The obligations of the Lenders hereunder to make Loans and to make payments pursuant to Section 9.06(c) are several and not joint. The failure of any Lender to make any Loan, to fund any such participation or to make any payment under Section 9.06(c) on any date required hereunder shall not relieve any other Lender of its corresponding obligation to do so on such date, and no Lender shall be responsible for the failure of any other Lender to so make its Loan, to purchase its participation or to make its payment under Section 9.06(c).

(e) Nothing herein shall be deemed to obligate any Lender to obtain the funds for any Loan in any particular place or manner or to constitute a representation by any Lender that it has obtained or will obtain the funds for any Loan in any particular place or manner.

(f) Except to the extent otherwise provided herein: (i) the Borrowing shall be made from the Lenders, pro rata according to the amounts of their respective Commitments; (ii) the Borrowing shall be allocated pro rata among the Lenders according to the amounts of their respective Commitments; (iii) each payment or prepayment of principal of Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the respective unpaid principal amounts of the Loans held by them; and (iv) each payment of interest on Loans by the Borrower shall be made for account of the Lenders pro rata in accordance with the amounts of interest on such Loans then due and payable to the Lenders.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 2.07. Sharing of Payments by Lenders. If any Lender shall, by exercising any right of setoff or counterclaim or otherwise, obtain payment in respect of (a) Obligations in respect of the Facility due and payable to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations due and payable to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facility due and payable to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facility due and payable to all Lenders hereunder and under the other Loan Documents at such time obtained by all the Lenders at such time or (b) Obligations in respect of the Facility owing (but not due and payable) to such Lender hereunder and under the other Loan Documents at such time in excess of its ratable share (according to the proportion of (i) the amount of such Obligations owing (but not due and payable) to such Lender at such time to (ii) the aggregate amount of the Obligations in respect of the Facility owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time) of payments on account of the Obligations in respect of the Facility owing (but not due and payable) to all Lenders hereunder and under the other Loan Documents at such time obtained by all of the Lenders at such time, then, in each case under clauses (a) and (b) above, the Lender receiving such greater proportion shall (A) notify the Administrative Agent of such fact, and (B) purchase (for cash at face value) participations in the Loans, or make such other adjustments as shall be equitable, so that the benefit of all such payments shall be shared by the Lenders ratably in accordance with the aggregate amount of Obligations in respect of the Facility then due and payable to the Lenders or owing (but not due and payable) to the Lenders, as the case may be, provided that:

(i)	if any such participations or subparticipations are purchased and all or any portion of the payment giving rise thereto is recovered, such participations or subparticipations shall be rescinded and the purchase price restored to the extent of such recovery, without interest; and

(ii)	the provisions of this Section shall not be construed to apply to (x) any payment made by or on behalf of the Borrower pursuant to and in accordance with the express terms of this Agreement or (y) any payment obtained by a Lender as consideration for the assignment of or sale of a participation in any of its Loans to any assignee or participant, other than an assignment to the Borrower, the Guarantor or any Affiliate thereof (as to which the provisions of this Section shall apply).

The Borrower consents to the foregoing and agrees, to the extent it may effectively do so under Applicable Law, that any Lender acquiring a participation pursuant to the foregoing arrangements may exercise against the Borrower rights of setoff and counterclaim with respect to such participation as fully as if such Lender were a direct creditor of the Borrower in the amount of such participation.

SECTION 2.08. Holdback. The Administrative Agent shall retain an amount equal to [*] (the “Holdback Amount”) for the item of Equipment named [*] as set forth in Schedule 1 hereof until such time as the Borrower, at the Borrower’s sole expense, causes to be furnished to Administrative Agent and each Lender an appraisal of such item of Equipment by an Approved Appraiser confirming that such item of Equipment is refurbished, reclaimed and in good operating condition and satisfies the conditions set forth in Section 7.01(q) hereof (the “Holdback Appraisal”). Upon receipt of the Holdback Appraisal, the Administrative Agent shall make the Holdback Amount available to the Borrower in like funds as received by the Administrative Agent either by (i) crediting the account of the Borrower on the books of Bank of America with the amount of such funds or (ii) wire transfer of such funds, in each case in accordance with instructions provided to (and reasonably acceptable to) the Administrative Agent by the Borrower. For the avoidance of doubt, Borrower and Guarantor acknowledge and agree a Holdback Appraisal of such item of Equipment cannot be obtained on or prior to the date hereof.

ARTICLE III

INTEREST AND PAYMENT PROVISIONS

SECTION 3.01. Interest Rates. The Borrower shall pay interest on the unpaid principal balance of the Loans for the period commencing on the date the Loans are made until the Loans are repaid in full, and on the dates set forth in Section 2.05 hereof, at the following rate of interest: 4.655% per annum (the “Applicable Rate”). Notwithstanding the foregoing, in the event that any payment is not made when due (whether at maturity, by acceleration, on demand or otherwise), the Borrower shall pay to the Administrative Agent, for the benefit of the Lenders in accordance with their Applicable Percentages, on demand interest on such late payment from the date such payment was due until such payment is actually received, at a rate per annum equal to 2% plus the Applicable Rate or the highest rate not prohibited by Applicable Law (the “Default

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Rate”). Interest hereunder shall be due and payable in accordance with the terms hereof before and after judgment, and before and after the commencement of any proceeding under any Debtor Relief Law.

SECTION 3.02. Computations. All computations of interest shall be made by the Administrative Agent on the basis of a 365-day year (366 in any leap year). Each determination by the Administrative Agent of the interest due from time to time hereunder shall be conclusive and binding for all purposes, absent manifest error.

SECTION 3.03. Liens; Setoff. If an Event of Default shall have occurred and be continuing, each Lender and each of their respective Affiliates is hereby authorized at any time and from time to time, to the fullest extent permitted by Applicable Law, to set off and apply any and all deposits (general or special, time or demand, provisional or final, in whatever currency) at any time held and other obligations (in whatever currency) at any time owing by such Lender or any such Affiliate to or for the credit or the account of the Borrower against any and all of the obligations of the Borrower now or hereafter existing under this Agreement or any other Loan Document to such Lender or its Affiliates, irrespective of whether or not such Lender or Affiliate shall have made any demand under this Agreement or any other Loan Document and although such obligations of the Borrower may be contingent or unmatured, secured or unsecured, or are owed to a branch, office or Affiliate of such Lender different from the branch, office or Affiliate holding such deposit or obligated on such indebtedness. The rights of each Lender and its Affiliates under this Section are in addition to other rights and remedies (including other rights of setoff) that such Lender or its Affiliates may have. Each Lender agrees to notify the Borrower and the Administrative Agent promptly after any such setoff and application, provided that the failure to give such notice shall not affect the validity of such setoff and application.

SECTION 3.04. Prepayment.

(a) Optional Prepayments. Subject to the terms and conditions hereinafter set forth, the Borrower may, upon notice to the Administrative Agent pursuant to delivery to the Administrative Agent of a Notice of Loan Prepayment, prepay the Loans, and in part (subject to a minimum amount of Seven Million Five Hundred Thousand Dollars ($7,500,000)); provided that, unless otherwise agreed by the Administrative Agent, such notice must be received by the Administrative Agent not later than 11:00 a.m. on the date of prepayment. Each such notice shall specify the date and amount of such prepayment. The Administrative Agent will promptly notify each Lender of its receipt of each such notice, and of the amount of such Lender’s ratable portion of such prepayment (based on such Lender’s Applicable Percentage in respect of the Facility). If such notice is given by the Borrower, the Borrower shall make such prepayment and the payment amount specified in such notice shall be due and payable on the date specified therein. On such date, the Borrower shall pay to the Administrative Agent, in addition to the principal amount being prepaid (the “Principal Prepayment Amount”), all accrued but unpaid interest then due thereon together with all other sums due hereunder and the applicable Prepayment Fee (if any). Each prepayment of the outstanding Loans pursuant to this Section 3.04(a) shall be applied to the principal repayment installments thereof on a pro-rata basis. Such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages of the Facility.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Mandatory Prepayments. If, at any time prior to repayment in full of the Loan,

(i) one or more of the Vessels or any Equipment is sold (other than in conjunction with the Borrower’s election to substitute in a similar item of Collateral in compliance with the provisions of Section 4.06 hereof), the Borrower shall pay to the Administrative Agent, upon the date such Vessel or Equipment (as applicable) is sold, an amount equal to the greater of (x) the net proceeds of sale up to but not to exceed the amount then outstanding under the Loans, or (y) the product obtained by multiplying the outstanding principal balance of the Loans by a fraction, the numerator of which is the Allocated Percentage Value(s) of the Vessel(s) or Equipment sold, and the denominator of which is the Allocated Percentage Value of all Vessels and the Equipment then securing the Borrower’s Obligations immediately prior to such sale, plus all accrued interest then due thereon and the Prepayment Fee;

(ii) one or more of the Vessels or any Equipment sustains a Total Loss, the Borrower shall pay to the Administrative Agent, within ninety (90) days thereafter (unless the Borrower substitutes in a similar item of Collateral in compliance with the provisions of Section 4.06 hereof prior to the end of such 90 day period) an amount equal to the product obtained by multiplying the outstanding principal balance of the Loans by a fraction, the numerator of which is the Allocated Percentage Value(s) of the Vessel(s) and/or Equipment lost, and the denominator of which is the Allocated Percentage Value of all Vessels and all Equipment then securing the Borrower’s Obligations immediately prior to such Total Loss, plus all accrued interest then due thereon and the Prepayment Fee, if any; or

(iii) it becomes unlawful or impossible for any Lender to continue to maintain its Loan, such Lender shall notify the Borrower, in writing thereof and, within sixty (60) days thereafter, the Borrower shall pay to such Lender the principal amount then outstanding under such Loan, together with all accrued but unpaid interest due thereon; provided that the Borrower may replace such Lender in accordance with Section 10.03(b).

Each prepayment of Loans pursuant to the foregoing provisions of Section 3.04(b) except Section 3.04(b)(iii) above shall be applied, on a pro-rata basis for all such principal repayment installments, including, without limitation, the final principal repayment installment on the Maturity Date. Such prepayments shall be paid to the Lenders in accordance with their respective Applicable Percentages in respect of the Facility.

ARTICLE IV

SECURITY

SECTION 4.01. Grant of Security Interest. To secure payment of the Secured Obligations, including without limitation the Guarantor’s Obligations under the Guaranty and the other Loan Documents and the performance and observance of and compliance with the covenants, terms and conditions contained in this Agreement and the other Loan Documents, the Guarantor hereby grants and conveys to the Administrative Agent, for the benefit of the Secured

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Parties, a continuing, first priority security interest in and lien on, and/or first preferred mortgage lien over, all rights, title and interests of the Guarantor in and to:

(i) the Vessels, together with all of their boilers, engines, machinery, masts, rigging, boats, anchors, chains, cables, tackle, apparel, spare gear, fuel, consumable or other stores, equipment and all other appurtenances thereto appertaining or belonging to the Vessels, whether now owned or hereafter acquired, whether on board or not, and all additions, improvements and replacements hereafter made in or to the Vessels, or any part thereof, except such equipment and stores which, when placed aboard the Vessels, do not become the property of the Borrower and leased equipment not belonging to the Borrower;

(ii) the Equipment, together with all parts, attachments, accessories and accessions to, substitutions and replacements for, each item of Equipment;

(iii) all software and other intellectual property rights, if any, necessary for the operation of the Equipment and all books and records regarding the Equipment, in each case, now existing or hereafter arising; and

(iv) all proceeds and products of any of the foregoing in clauses (i)-(iii) above, including insurance proceeds.

SECTION 4.02. Collateral Documents. In order to secure the prompt payment and performance of the Secured Obligations and perfect the Administrative Agent’s lien on the foregoing Collateral, including without limitation its Obligations hereunder, under the Note and other Loan Documents, the Guarantor shall execute and/or deliver, or cause to be executed and delivered, to the Administrative Agent on the Closing Date the following documents, each in form and substance satisfactory to the Administrative Agent and each Lender (collectively, the “Collateral Documents”):

(i) the Fleet Mortgage; and

(ii) the appropriate UCC-1 financing statements as may be required to perfect certain of the security interests created pursuant hereto.

SECTION 4.03. Additional Documents, etc. On the Closing Date, the Borrower shall also deliver, or cause the Guarantor to deliver, to the Administrative Agent and each Lender the following additional documents and instruments: a copy of the Certificate of Documentation and, if applicable, Certificate of Inspection for each Vessel. To the extent applicable, promptly after the Closing Date, the Borrower shall deliver, or cause the Guarantor to deliver, to the Administrative Agent and each Lender an updated Confirmation of Class for each Vessel that is classed, issued by the American Bureau of Shipping or other internationally recognized classification society.

SECTION 4.04. Release of Collateral. Upon payment in full of all sums due under the Notes and satisfaction of all of the other Secured Obligations, the Administrative Agent, on

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

behalf of the Secured Parties, shall, at the Borrower’s sole cost and expense, discharge the Fleet Mortgage of record and terminate its security interests in all other Collateral. Upon the sale or Total Loss of any Collateral and the receipt, in full, by the Administrative Agent of any mandatory prepayment required pursuant to Section 3.04(b), the Administrative Agent, on behalf of the Lenders, shall at the Borrower’s sole cost and expense, release such Collateral from the lien of the Fleet Mortgage and otherwise terminate its security interest in such Collateral.

SECTION 4.05. Exercise of Powers of Attorney. The Administrative Agent shall not exercise any rights or powers pursuant to any power of attorney granted to the Administrative Agent pursuant to the Fleet Mortgage or the other Loan Documents until the occurrence, and only then during the continuance, of an Event of Default.

SECTION 4.06. Substitution of Collateral. Provided that no Default or Event of Default shall then have occurred and be continuing, the Borrower may elect, at its sole cost and expense, to replace (i) certain Equipment with equipment of same or better type and value, or (ii) a Vessel with a vessel, of same or better type and value, provided that with respect to any replacement vessel or equipment, such replacement vessel or equipment, as applicable, shall (a) be free and clear of all Liens (other than Permitted Encumbrances), (b) have, in the opinion of an Approved Appraiser, at least the value as the substituted Vessel or Equipment, as applicable (in each case assuming that the substituted Vessel or Equipment has been used and maintained in accordance with the terms of the Loan Documents), (c) be reasonably acceptable to the Administrative Agent and Lenders, and (d) in the case of a replacement vessel, such vessel shall (x) be duly documented in the name of the Guarantor under the laws and flag of the United States qualified to engage in the coastwise trade of the United States, and (y) be subject to a first preferred mortgage in favor of the Administrative Agent, and provided further, that the Borrower shall comply with the following terms and conditions:

(i) the Borrower shall deliver to the Administrative Agent such surveys, certificates, abstracts and other due diligence items as the Administrative Agent may reasonably request which are similar to those requested in connection with the satisfaction of the initial conditions on the Closing Date;

(ii) such substitution shall be completed pursuant to documentation in form and substance reasonably satisfactory to the Administrative Agent; and

(iii) all reasonable and documented out-of-pocket expenses incurred by Administrative Agent in connection with any substitution (including, without limitation, all search fees, legal fees and recordation costs) shall be borne by Borrower and paid upon demand.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE V

CONDITIONS OF BORROWING

SECTION 5.01. Conditions Precedent to the Funding of the Loan. Each Lender’s obligation to proceed forward with this transaction and to fund the Loan is subject to satisfaction of the following conditions precedent:

(a) no action, suit, investigation, litigation or proceeding to which the Borrower and/or the Guarantor is a party shall be pending or threatened before any court, governmental agency or arbitrator which could reasonably be expected to have a Material Adverse Effect or that purports to affect the legality, validity or enforceability of this Agreement, any Note, any of the other Loan Documents or the consummation of the transactions contemplated hereby or thereby;

(b) the Administrative Agent and each Lender shall have received on or before the Closing Date the following, each dated such day (unless otherwise specified), in form and substance satisfactory to the Administrative Agent (unless otherwise specified): (i) certified copies of the Articles of Incorporation and Bylaws of the Borrower and the authorizations of the Borrower’s Board of Directors approving this Agreement, the Notes and the other Loan Documents and the incumbency (including specimen signatures) of the Responsible Officers of the Borrower and evidence of other necessary third party consents and governmental approvals, if any, which are required by this Agreement, the Notes or the other Loan Documents or any other agreement to which the Borrower is a party and evidence of the Borrower’s date of incorporation and good standing, and (ii) certified copies of the Certificate of Formation and Operating Agreement of the Guarantor and the authorizations of the Guarantor’s Board of Managers approving this Agreement, the Guaranty and the other Loan Documents and the incumbency (including specimen signatures) of the Responsible Officers of the Guarantor and evidence of other necessary third party consents and governmental approvals, if any, which are required by this Agreement, the Guaranty or the other Loan Documents or any other agreement to which the Guaranty is a party and evidence of the Guarantor’s date of formation and good standing;

(c) the Borrower shall have executed by a Responsible Officer and delivered, or caused the Guarantor to have executed by a Responsible Officer and delivered, to the Administrative Agent and each Lender, the following documents to which it is a party:

(i) the Loan Notice, properly addressed to the Administrative Agent, requesting the Lenders to fund the Loan and specifying how the proceeds of the Loan are to be disbursed;

(ii) the Notes;

(iii) the Fleet Mortgage

(iv) the Guaranty;

(v) the UCC-1 financing statement to be filed with the Secretary of the State of Delaware;

(vi) satisfaction of mortgages or releases of claims, duly executed by each Person having a preferred ship mortgage or Lien over any of the Vessels, in form acceptable for filing with NVDC, releasing its various mortgages or Liens on the Vessels, as applicable; and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vii) UCC-3 termination statements executed and delivered by any Person currently holding an interest, if any, in and to any of the Collateral.

(d) the Administrative Agent and each Lender shall have received copies of all consents and approvals necessary in connection with the Borrower’s execution and delivery of this Agreement and each of the other Loan Documents to which it is a party;

(e) the Administrative Agent shall have received payment in full of all fees and expenses due the Administrative Agent, including payment of its documentation fee in the amount of $10,000, and reimbursement of the Administrative Agent’s reasonable and documented out-of-pocket legal fees and expenses, appraisal fees and other processing costs;

(f) the Administrative Agent shall have received evidence satisfactory to it and its counsel that each Vessel and the Equipment is insured in accordance with the provisions hereof, and all requirements in respect of such Insurances have been fulfilled;

(g) the Administrative Agent shall have received such other certificates, documents and instruments relating to the transactions contemplated by this Agreement as may have been reasonably requested by the Administrative Agent;

(h) no law, regulation or ruling (including, without limitation, any trade sanction laws and regulations applicable to any Lender) shall prevent any Lender from entering into the transactions contemplated hereby or shall affect the ability of the Borrower to perform any of its obligations under the Loan Documents; and

(i) No Default or Event of Default shall have occurred and be continuing.

Without limiting the generality of the provisions of the last paragraph of Section 11.03, for purposes of determining compliance with the conditions specified in this Article, each Lender that has signed this Agreement shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Closing Date specifying its objection thereto. The Loan Notice submitted by the Borrower shall be deemed to be a representation and warranty that the conditions specified in this Article have been satisfied on and as of the date of the Loans.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE VI

REPRESENTATIONS AND WARRANTIES OF THE LOAN PARTIES

SECTION 6.01. Representations and Warranties. The Loan Parties hereby represent and warrant to the Administrative Agent and each Lender as follows:

(a) Organization and Powers. The Borrower is a corporation duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified and authorized to transact business as a foreign corporation in good standing wherever necessary to carry on its present business and operations, except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect. The Guarantor is a limited liability company duly organized, validly existing and in good standing under the laws of Delaware and is duly qualified and authorized to transact business as a foreign limited liability company in good standing wherever necessary to carry on its present business and operations except in jurisdictions where the failure to be so qualified or in good standing could not reasonably be expected to have a Material Adverse Effect. Each Loan Party has the full power and authority to enter into and to perform its obligations under this Agreement and the other Loan Documents to which it is a party and the Guarantor has the requisite power and authority to own, operate, and mortgage the Vessels.

(b) Authorization. Each Loan Party has duly authorized by all requisite action the execution, delivery and performance of each of the Loan Documents to which it is a party, and the execution, delivery and performance by it of such Loan Documents will not violate any provision of Applicable Law, its articles of incorporation or bylaws or articles of formation or operating agreement (as applicable), or any indenture, agreement or other instrument to which it is a party, or by which it or any of its property or assets is bound, or be in conflict with, result in a breach of, or constitute (with due notice or lapse of time, or both) a default under any such indenture, agreement or other instrument, or result in the creation or imposition of any Lien upon any of its property or assets except as otherwise permitted, required or contemplated by the Loan Documents. The Loan Documents constitute the legal, valid and binding obligations of each Loan Party, enforceable against it, in accordance with the respective terms thereof, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state and federal debtor relief laws from time to time in effect which effect the enforcement of creditors’ rights in general and the availability of equitable remedies.

(c) Litigation. There are no actions, suits or proceedings pending or threatened against or affecting any Loan Party or its property at law, in equity or in admiralty, or before or by any Governmental Authority, domestic or foreign, which either individually or in the aggregate could reasonably be expected to have a Material Adverse Effect. No Loan Party is in default with respect to any order, writ, injunction, decree or demand of any court or Governmental Authority, domestic or foreign, except where the default could not reasonably be expected to have a Material Adverse Effect.

(d) Financial Condition. Since December 31, 2013, there has been no event that has occurred or condition arisen, either individually or in the aggregate, that could reasonably be expected to have a Material Adverse Effect on any Loan Party. The audited and unaudited financial statements of Borrower delivered to the Administrative Agent are complete and accurate in all material respects and fairly present in all material respects the consolidated financial position of the Borrower and its Subsidiaries as at such dates, and the consolidated results of the operations and cash flows for the periods then ended (other than customary year-end adjustments for unaudited financial statements). All such financial statements, including the related schedules and notes thereto, have been prepared in accordance with GAAP consistently applied.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(e) Tax Returns. Each Loan Party has duly filed or caused to be filed all federal, state, local and other tax and information returns required by Applicable Law to be filed, and has paid, or made adequate provision for the payment of, all federal, state, local and other taxes and other similar charges which are due and payable, after giving effect to any extension therefor, except (i) any amount the validity of which is currently being contested in good faith by appropriate proceedings and with respect to which reserves in conformity with GAAP have been provided for on the books of the Borrower or (ii) any such returns, taxes, or charges the nonfiling or nonpayment of which could not reasonably be expected to have a Material Adverse Effect.

(f) Compliance with Law; Licenses and Permits. No Loan Party is in violation of any Applicable Law to which it is subject, and each Loan Party has obtained any and all licenses, permits, franchises or other governmental authorizations necessary for the ownership of its properties and the conduct of its business, except where such violation or failure to obtain could not reasonably be expected to have a Material Adverse Effect. The Guarantor has been issued all required permits, licenses, certificates and approvals of all Governmental Authorities under all Applicable Law that is material and necessary for the ownership or operation of the Vessels, and all such permits, licenses, certificates and approvals are in full force and effect, except where the failure could not reasonably be expected to have a Material Adverse Effect.

(g) Government Consents. Neither the execution and delivery by any Loan Party of this Agreement, the Notes and any of the other Loan Documents to which it is a party, nor the consummation by any Loan Party of any of the transactions contemplated hereby or thereby, requires the consent or approval of, the giving of notice to, the registration with, or the taking of any other action in respect of, any Governmental Authority or agency, domestic or foreign, other than (i) consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) with respect to the validity and enforceability of the Fleet Mortgage under the laws of the United States, filing under the UCC, or the United States federal Ship Mortgage Act of 1920, as applicable and (iii) filings and recordings necessary to perfect and maintain the Liens created under the Loan Documents.

(h) Title to Collateral. The Guarantor has good and marketable title to each of the Vessels, free and clear of all Liens (other than Permitted Encumbrances), and upon filing and recording of the Fleet Mortgage with NVDC, the Administrative Agent will have a duly recorded, first preferred ship mortgage lien over the whole of each Vessel. The Guarantor has good and marketable title to the Equipment, free and clear of all Liens (other than Permitted Encumbrances), and upon filing and recording of a UCC-1 financing statement with the Secretary of State of Delaware, the Administrative Agent will have a duly recorded, first priority security interest and lien on the Equipment. On the Closing Date, the Vessels are not subject to demise charters that have a remaining term (including any renewals) in excess of ninety (90) days.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) Principal Place of Business; Tradenames. The address stated in Section 9.02 hereof is the principal place of business and chief executive office of each Loan Party; and, except as set forth on Schedule 7 hereto, neither Loan Party conducts business under any trade, assumed or fictitious names.

(j) Margin Stock. None of the proceeds from the Loans will be used, directly or indirectly, by the Loan Parties for the purpose of purchasing or carrying, or for the purpose of reducing or retiring any indebtedness that was originally incurred to purchase or carry, any “margin stock” within the meaning of Regulation U (12 C.F.R. Part 221), of the Board of Governors of the Federal Reserve System (the “margin stock”), or for any other purpose that might make the transactions contemplated herein a “purpose credit” within the meaning of said Regulation U, or cause this Agreement to violate any other regulation of the Board of Governors of the Federal Reserve System or the Securities Exchange Act of 1934, as amended, or the Small Business Investment Act of 1958, as amended, or any rules or regulations promulgated under any of such statutes.

(k) ERISA.

(i) Each Loan Party and each ERISA Affiliate is in compliance with all applicable provisions of ERISA, the Code and the regulations and published interpretations thereunder with respect to all Employee Benefit Plans except for any required amendments for which the remedial amendment period as defined in Section 401(b) of the Code has not yet expired and except where a failure to so comply could not reasonably be expected to have a Material Adverse Effect. Each Employee Benefit Plan that is intended to be qualified under Section 401(a) of the Code has been determined by the IRS to be so qualified, and each trust related to such plan has been determined to be exempt under Section 501(a) of the Code except for such plans that have not yet received determination letters but for which the remedial amendment period for submitting a determination letter has not yet expired. No liability has been incurred by any Loan Party or any ERISA Affiliate which remains unsatisfied for any taxes or penalties assessed with respect to any Employee Benefit Plan or any Multiemployer Plan except for a liability that could not reasonably be expected to have a Material Adverse Effect.

(ii) As of the Closing Date, no funding waiver from the IRS been received or requested with respect to any Pension Plan, nor has any Loan Party or any ERISA Affiliate failed to make any contributions or to pay any amounts due and owing as required by Sections 412 or 430 of the Code, Section 302 of ERISA or the terms of any Pension Plan prior to the due dates of such contributions under Sections 412 or 430 of the Code or Section 302 of ERISA, nor has there been any event requiring any disclosure under Section 4041(c)(3)(C) or 4063(a) of ERISA with respect to any Pension Plan.

(iii) Except where the failure of any of the following representations to be correct could not reasonably be expected to have a Material Adverse Effect, no Loan Party nor any ERISA Affiliate has: (i) engaged in a nonexempt prohibited transaction described in Section 406 of the ERISA or Section 4975 of the Code, (ii) incurred any liability to the PBGC which remains outstanding other than the payment of premiums and there are no premium payments which are due and unpaid, (iii) failed to make a required contribution or payment to a Multiemployer Plan, or (iv) failed to make a required installment or other required payment under Sections 412 or 430 of the Code.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(iv) No Termination Event has occurred or is reasonably expected to occur.

ARTICLE VII

COVENANTS OF BORROWER

SECTION 7.01. Affirmative Covenants. Until all Obligations (other than contingent obligations) hereunder have been paid in full or otherwise satisfied in full, the Borrower hereby agrees that:

(a) Financial Statements. The Borrower shall furnish, or cause to be furnished, to the Administrative Agent: (i) within one hundred twenty (120) days after the close of each fiscal year, the consolidated audited year-end financial statements of Borrower and its Subsidiaries prepared by Borrower’s outside Auditors as of the end of such fiscal year, including a balance sheet and related statements of operations, equity and cash flows; (ii) within forty-five (45) days after the first three fiscal quarters of each fiscal year, the internally-prepared, consolidated unaudited quarterly financial statements of Borrower and its Subsidiaries containing substantially the same information required in (i) above; (iii) with the financial statements provided pursuant to subparagraphs (i) and (ii) above, a statement in reasonable detail (each a “Compliance Certificate”), signed by a Responsible Officer of the Borrower (A) showing the calculations used in determining the Borrower’s compliance with each of the financial covenants contained in Section 7.01(q) of this Agreement and (B) stating that there occurred no Default or Event of Default as of such period or, if a Default or Event of Default has occurred and is continuing, describing the nature thereof and all efforts undertaken to cure such Default or Event of Default; and (iv) such other information regarding the operations, business affairs and financial condition of any Loan Party as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably request. Such financial statements shall be prepared in accordance with GAAP consistently applied.

Documents required to be delivered pursuant to this Section 7.01(a) (to the extent any such documents are included in materials otherwise filed with the SEC) may be delivered electronically and if so delivered, shall be deemed to have been delivered on the date (a) on which the Borrower posts such documents, or provides a link thereto on the Borrower’s website on the Internet at the website address listed on Schedule 2; or (b) on which such documents are posted on the Borrower’s behalf on an Internet or intranet website, if any, to which each Lender and the Administrative Agent have access (whether a commercial, third-party website or whether sponsored by the Administrative Agent); provided that the Borrower shall notify the Administrative Agent of the posting of any such documents and the Administrative Agent shall be able to confirm receipt. The Administrative Agent shall have no obligation to request the delivery of or to maintain paper copies of the documents referred to above, and in any event shall have no responsibility to monitor compliance by the Borrower with any such request by a Lender for delivery, and each Lender shall be solely responsible for requesting delivery to it or maintaining its copies of such documents.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The Borrower hereby acknowledges that (A) the Administrative Agent and/or an Affiliate thereof may, but shall not be obligated to, make available to the Lenders materials and/or information provided by or on behalf of the Borrower hereunder (collectively, “Borrower Materials”) by posting the Borrower Materials on Debt Domain, IntraLinks, Syndtrak, ClearPar or another similar electronic system (the “Platform”) and (B) certain of the Lenders (each, a “Public Lender”) may have personnel who do not wish to receive material non-public information with respect to the Borrower or its Affiliates, or the respective securities of any of the foregoing, and who may be engaged in investment and other market-related activities with respect to such Persons’ securities. The Borrower hereby agrees that it will use commercially reasonable efforts to identify that portion of the Borrower Materials that may be distributed to the Public Lenders and that (1) all such Borrower Materials shall be clearly and conspicuously marked “PUBLIC” which, at a minimum, shall mean that the word “PUBLIC” shall appear prominently on the first page thereof; (2) by marking Borrower Materials “PUBLIC,” the Borrower shall be deemed to have authorized the Administrative Agent, any Affiliate thereof, any arranger and the Lenders to treat such Borrower Materials as not containing any material non-public information (although it may be sensitive and proprietary) with respect to the Borrower or its securities for purposes of United States federal and state securities laws; (3) all Borrower Materials marked “PUBLIC” are permitted to be made available through a portion of the Platform designated “Public Side Information;” and (4) the Administrative Agent and any Affiliate thereof and any arranger shall be entitled to treat any Borrower Materials that are not marked “PUBLIC” as being suitable only for posting on a portion of the Platform not designated “Public Side Information.”

(b) Existence. Each of the Borrower and the Guarantor shall continue to maintain its existence, good standing and qualifications to do business where required, except where the failure could not reasonably be expected to have a Material Adverse Effect.

(c) Notice of Default. The Borrower shall notify the Administrative Agent and each Lender promptly in writing of the occurrence of an event described in Article VIII hereof which with notice or lapse of time, or both, would constitute an Event of Default described therein and of the action which the Borrower is taking or proposes to take with respect thereto.

(d) Citizenship. Each of the Borrower and the Guarantor, is, and at all times during the term hereof, will remain a “citizen of the United States” within the meaning of 46 U.S.C. §50501, qualified to operate the Vessels in the coastwise trade of the United States of America.

(e) Use of Proceeds. The Borrower shall use the proceeds from the Loans solely for the purposes specified in the Recitals, and for no other purposes.

(f) Payment of Taxes. Each of the Borrower and the Guarantor shall pay and discharge, or cause to be paid and discharged, all material taxes, assessments and governmental

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

charges or levies imposed on it or on its income or profits or on any of its property; provided, that neither the Borrower nor the Guarantor shall be required to pay or perform any such tax, assessment or other governmental charge (i) which is being contested in good faith, so long as adequate reserves are maintained with respect thereto in accordance with GAAP or (ii) where the failure to pay or perform such items could not reasonably be expected to have a Material Adverse Effect.

(g) Compliance with Laws Generally. Each of the Borrower and the Guarantor shall comply with the requirements of all Applicable Law (including, but not limited to, the Bank Secrecy Act and, to the extent applicable, the ISM Code and the ISPS Code), rules, regulations including, without limitation, all requirements and orders of any court, governmental body or regulatory agency having jurisdiction over it or its property, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

(h) Litigation. The Borrower shall promptly inform the Administrative Agent and each Lender of any pending or threatened litigation involving the Borrower or Guarantor that could reasonably be expect to have a Material Adverse Effect.

(i) Financial Responsibility. The Guarantor shall comply with and satisfy all of the provisions of any Applicable Law concerning financial responsibility for liabilities imposed on it or the Vessels with respect to pollution including, without limitation, the International Convention of Maritime Pollution of 1973, the International Convention for the Safety of Life at Sea of 1974, the U.S. Water Pollution Act, as amended by the Water Pollution Control Act Amendment of 1972, the U.S. Oil Pollution Act of 1990, as each of the same may be amended from time to time, and will maintain all certificates or other evidence of financial responsibility as may be required by any Applicable Law with respect to the trade in which the Vessels from time to time engage, in each case except where the failure to comply or maintain could not reasonably be expected to have a Material Adverse Effect.

(j) Insolvency. The Borrower shall provide the Administrative Agent and each Lender with written notice of the commencement of proceedings by or against it and/or the Guarantor under Debtor Relief Laws involving the Borrower.

(k) Request for Information. The Borrower shall (i) keep and maintain adequate books and records in accordance with GAAP, (ii) make entries on its books and records in form reasonably satisfactory to the Administrative Agent disclosing the Administrative Agent’s security interest in the Collateral, and (iii) furnish to the Administrative Agent promptly upon request such information, reports, contracts, invoices (showing names, addresses and amounts owing) and other data relating to all charters entered into with respect to the Vessels.

(l) Compliance with ERISA. As soon as practicable and in any event within fifteen (15) days after a Responsible Officer of the Borrower knows or has reason to know of (i) all notices received by the Borrower or any ERISA Affiliate of the PBGC’s intent to terminate any Pension Plan or to have a trustee appointed to administer any Pension Plan, (ii) all notices received by the Borrower or any ERISA Affiliate from a Multiemployer Plan sponsor concerning the imposition or amount of withdrawal liability pursuant to Section 4202 of ERISA which in

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

any such case could reasonably be expected to result in liabilities to the Borrower in excess of the Threshold Amount and (iii) the Borrower obtaining knowledge or reason to know that the Borrower or any ERISA Affiliate has filed or intends to file a notice of intent to terminate any Pension Plan under a distress termination within the meaning of Section 4041(c) of ERISA.

(m) Environmental. The Borrower shall promptly advise the Administrative Agent and each Lender in writing of (i) any and all enforcement, cleanup, remedial, removal or other governmental or regulatory actions instituted, completed or threatened pursuant to any applicable federal, state or local laws, ordinances or regulations relating to any Hazardous Materials affecting the Borrower’s or the Guarantor’s business operations that could reasonably be expected to have a Material Adverse Effect; and (ii) all claims made or threatened by any third party against the Borrower relating to damages, contribution, cost recovery, compensation, loss or injury resulting from any Hazardous Materials that could reasonably be expected to have a Material Adverse Effect.

(n) [Reserved]

(o) Insurance.

(i) The Borrower shall, or shall cause the Guarantor, at its own expense, keep the Collateral insured against such risks which would be covered by a prudent and responsible owner of similar vessels and equipment engaged in dredging operations in the places and under conditions comparable to those in which the Collateral employed from time to time with reputable and financially secure underwriters or insurers having a minimum A.M. Best rating of A- (or an equivalent rating from Standard & Poor’s insurance rating service) or underwriters or insurers of reasonably equivalent recognized responsibility and financial strength which have been approved by the Administrative Agent (such approval not to be unreasonably withheld or delayed) in conformance with good marine practice, including, without limiting the generality of the foregoing, marine hull and machinery, protection and indemnity insurance, workers’ compensation and employer’s insurance, commercial general liability insurance and, if not covered in the policies referred to above, pollution liability insurance. All insurance coverage shall be placed through independent brokers of recognized standing. The limits specified below shall be minimum limits with respect to the Collateral:

(A) Marine full form hull and machinery extended to insure against risks of loss or damage to each Vessel and each item of Equipment for the protection of the interests of the Borrower and the Administrative Agent in an aggregate amount not less than $50,000,000.00 on the Closing Date and, thereafter, not less than the Outstanding Amount from time to time. The deductible or self-insured retention under such policies may be up to $750,000 per occurrence provided the Borrower establishes and maintains reserves for such deductibles or retentions reasonably acceptable to the Administrative Agent.

(B) Marine full form protection and indemnity insurance which shall be maintained in the United States or London markets, or other major insurance market approved by the Administrative Agent, and shall be in an

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

amount of not less than $1,000,000 per occurrence with excess coverage of not less than $50,000,000 per occurrence. Such insurance shall include, but not be limited to, coverage for injuries to or death of masters, mates and crew; unless insured elsewhere, pollution liabilities imposed by any applicable Governmental Authority and third party pollution liabilities; and any loss, damage or injury whatsoever in connection with anything done or not done by each Vessel or item of Equipment. Said policy may include a deductible or self-insured retention of up to $900,000 per occurrence if the Borrower establishes and maintains reserves for such deductibles or retention’s reasonably acceptable to the Administrative Agent.

(C) Commercial general liability insurance in a primary amount of not less than $1,000,000 per occurrence with excess coverage of not less than $49,000,000 per occurrence.

(D) If applicable for each Vessel’s and each item of Equipment’s operations, cargo legal liability insurance coverage sufficient to protect against physical loss or damage to equipment and cargo onboard, in transit, in store and/or overboard.

(E) At all times during which a Vessel or an item of Equipment is within the jurisdiction of the United States of America, maintain insurance or post bond or maintain evidence of financial responsibility with respect to such Vessel or item of Equipment to cover the actual cost of removal of discharged oil for which the Loan Parties or such Vessel or such Equipment may be held strictly liable (or held liable due to the negligence of any Loan Party or any other person) under any Environmental Law, or under any other international, federal, state or local law, rule, regulation or ordinance applicable where such Vessel or Equipment is located which may apply to such Vessel or Equipment or to the Loan Parties; and the Borrower shall maintain insurance covering similar pollution risks or liabilities incident thereto under any law, rule, regulation or judicial decision of any foreign jurisdiction or jurisdictions or political subdivision thereof applicable to the Loan Parties, each Vessel, each Item of Equipment, or their operations.

(F) Such worker’s compensation insurance, including, without limitation, longshoremen’s and harbor workers’ insurance, as shall be required by Applicable Law.

(G) War Risk and Confiscation insurance with respect to each Vessel and each Item of Equipment in a country outside of the United States of America, in an amount equal to the value of the assets as agreed to from time to time between the Borrower and/or the Guarantor and the relevant insurer under the hull and machinery policy unless (i) the Borrower shall have notified the Administrative Agent that it has determined, in good faith, that such insurance with respect to such contract is not available at a reasonable economic cost or not

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

available from a reputable insurer, or the property or assets to be used in connection with such contract is not subject to a material risk of asset seizure in such country and (ii) the Administrative Agent shall have concurred with such conclusion in writing (which concurrence shall not be unreasonably withheld or delayed);

(H) The Borrower shall, at its own expense, cause the insurance set out in clause (A) above to be endorsed to include breach of warranty coverage for the benefit of the Administrative Agent, its successors and assigns. Alternatively, the Borrower may arrange a separate policy to cover such risks.

(ii) Loss Payable and Notice of Cancellation. Unless the Administrative Agent shall have given its prior written consent, all Insurances effected pursuant to clause (i)(A) above shall contain a loss payable and notice of cancellation clause in the following form:

“LOSS PAYABLE AND NOTICE OF CANCELLATION CLAUSE

(A) Until Bank of America, N.A. (the “Administrative Agent”) shall have notified insurers,

(1) that an Event of Default has occurred and is continuing, any claim under any such insurance policy up to an aggregate amount per occurrence equal to or less than $500,000 in respect of any Vessel or Equipment (other than in respect of a Total Loss), shall be paid directly to the Guarantor;

(2) any claim under any such insurance policy in an amount per occurrence in excess of $500,000 in respect of any Vessel or Equipment (other than in respect of a Total Loss), shall be paid directly to the Administrative Agent; provided, however, if no Event of Default has occurred and is continuing, the insurers, after receiving the prior written approval of the Administrative Agent, shall be permitted to directly pay the Guarantor if the Guarantor certifies in writing to the Administrative Agent and such insurer that the damages have been or will be repaired with such insurance proceeds and/or such insurer may pay directly the vendor and/or shiprepairers the amounts that have been actually expended to repair and restore such Vessel or Equipment; and

(3) any claim in respect of a Total Loss and any claim of any nature during the continuance of an Event of Default shall be paid directly to the Administrative Agent.

(B) The Administrative Agent shall be advised:

(1) if any hull and machinery insurer cancels or gives notice of cancellation of any insurance or entry at least thirty (30) days before such cancellation is to take effect, unless the insurer cancels insurance because of non-payment of premium, in which cause the insurer shall give the Administrative Agent at least ten (10) days’ notice before such cancellation is to take effect;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(2) of the non-renewal of any insurance at least thirty (30) days before such non-renewal is to take effect; and

(3) of any material change in the terms and conditions of the aforesaid insurance policies at least thirty (30) days before such change is to take effect.”

(iii) Information as to Insurances. The Borrower shall give the Administrative Agent and its insurance advisers such information as to the Insurances obtained or being or to be obtained in compliance with the Borrower’s and the Guarantor’s obligations under the provisions of this Section or as to any other matter that may be relevant to such Insurances as the Administrative Agent or its advisers may reasonably request. Without limiting the generality of the foregoing, the Borrower will cause to be furnished to the Administrative Agent on the date hereof and, thereafter annually no later than each anniversary of the Closing Date, copies of certificates of insurance with respect to the Insurances required to be maintained pursuant to this Section 7.01(o).

(p) Special Vessel Covenants. With respect to the Vessels, the Guarantor hereby covenants and agrees:

(i) to promptly provide to the Administrative Agent copies of all material notices and information received by it from any Governmental Authority in relation to the Vessels and their operation unless such notices or information state that they have been provided directly to the Administrative Agent;

(ii) to keep each Vessel duly documented under the laws and flag of the United States qualified to engage in the coastwise trade of the United States and to do or suffer to be done nothing whereby such documentation or qualification may be forfeited or canceled;

(iii) to keep and to cause each Vessel to be kept free and clear of all Liens (other than Permitted Encumbrances);

(iv) not to (x) sell any Vessel (unless within five (5) Business Days thereof the Lenders shall have been paid all amounts specified in Section 3.04(b) of this Agreement, in which case no consent shall be required so long as the Orderly Liquidation Value of such sold Vessel(s) is $2,000,000.00 or less in the aggregate based on the last Annual Appraisal and such sales do not occur more frequently than twice in any calendar year), or (y) demise charter any Vessel (except as provided in subsection (vii) below);

(v) to pay to the Administrative Agent on demand all moneys, with interest thereon at the Default Rate, whatsoever which the Administrative Agent reasonably expends for the protection or enforcement of the security created by this Agreement and the Mortgage or arise from the reasonable exercise by the Administrative Agent of any of the powers vested in it hereunder or thereunder;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vi) to comply with and satisfy all the provisions of Chapter 313 of Title 46 of the United States Code, as at any time amended, in order to establish and maintain the Mortgage as a first preferred mortgage lien thereunder upon each of the Vessels and upon all renewals, improvements and replacements made in or to the same;

(vii) not to cause or permit any Vessel to be operated outside the territorial waters of the United States of America, the Gulf of Mexico and the Caribbean Sea (other than for passage from time to time through the Panama Canal in order to reach said waters) without the prior written consent of the Administrative Agent (not to be unreasonably withheld or delayed) , not abandon any Vessel, not to engage in any unlawful trade or violate any law or carry any cargo that will expose any Vessel to penalty, expropriation, nationalization, confiscation, forfeiture or capture, and will not do, or suffer or permit to be done, anything which can or may injuriously affect the registration or enrollment of any Vessel or its qualification to be documented under the laws and regulations of the United States of America, and the Guarantor shall at all times keep each Vessel duly documented thereunder. The Guarantor will not enter into any demise charter (having a duration of six (6) months or more, including all renewals which, in any event, shall not extend past the Termination Date) respecting any Vessel without the prior written consent of the Administrative Agent, which consent shall not be withheld or delayed unreasonably and which consent shall be contingent upon (A) a review of existing insurance and additional insurance to be carried to cover attendant risks, and the Borrower shall carry or cause to be carried such insurance as may be reasonably satisfactory to the Administrative Agent and (B) any such charter or contract being subject and subordinate to the provisions of the Mortgage, provided, however, that the Guarantor may charter any Vessel to an Affiliate of the Borrower without the consent of the Administrative Agent so long as such charter is subject and subordinate to the provisions of the Mortgage;

(viii) to comply with and satisfy all the requisites and formalities established by the laws of the United States to perfect the Mortgage as a legal, valid, binding and enforceable first preferred mortgage lien upon each of the Vessels and to furnish to the Administrative Agent and the Lenders from time to time such proofs as the Administrative Agent may reasonably request so that it may be satisfied with respect to the compliance by the Borrower with the provisions of this subsection;

(ix) not to make, or permit to be made, any substantial change in the structure, type or speed of any Vessel which such modification decreases the value, utility or remaining useful life thereof, without the prior written approval of the Administrative Agent;

(ix) at all times and without cost or expense to the Administrative Agent or any Lender maintain and preserve, or cause to be maintained and preserved, each Vessel and all her equipment, outfit and appurtenances, tight, staunch, strong, in good condition, working order and repair and in all respects seaworthy and fit for its intended service except ordinary wear and tear and damage due to casualty;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(x) the Guarantor will, upon reasonable prior notice during normal business hours with minimal disruption to the Guarantor’s business afford, or cause to be afforded to, the Administrative Agent, the Lenders and their respective authorized representative reasonable access to the Vessels for the purpose of inspecting and valuing the Vessels and their records (provided such access does not interfere with the operation of the Vessels), provided that such inspections shall be no more frequent than once per year so long as no Event of Default has occurred and is continuing;

(xi) to furnish the Administrative Agent promptly on written demand, all written charter agreements relating to the Vessels; and

(xii) not to transfer or change, or permit to be transferred or changed, the flag of the Vessels without the prior written consent of the Administrative Agent, and any such written consent to any one transfer or change of flag shall not be construed to be a waiver of this provision with respect to any subsequent proposed transfer or change of flag;.

(q) Special Equipment Covenants. With respect to the Equipment, the Guarantor hereby covenants and agrees:

(i) to use, operate, protect and maintain the Equipment (a) in good operating order, repair and condition, ordinary wear and tear and damage due to casualty excepted, (b) consistent with prudent industry practice (but in no event less than the extent to which Guarantor maintains other similar equipment in the prudent management of its assets and properties), and (c) in compliance in all material respects with all applicable insurance policies, laws, ordinances, rules, regulations and manufacturer’s recommended maintenance and repair procedures;

(ii) to maintain adequate books and records regarding the use, operation, maintenance and repair of the Equipment;

(iii) the Equipment shall not be operated outside the territorial waters of the United States of America, the Gulf of Mexico and the Caribbean Sea (other than for passage from time to time through the Panama Canal in order to reach said waters) without the prior written consent of the Administrative Agent (not to be unreasonably withheld or delayed);

(iv) Guarantor shall not permanently discontinue use of any Equipment except for normal maintenance nor, through modifications, alternations or otherwise, impair the current or residual value, useful life, utility or originally intended function of any Equipment without the Administrative Agent’s prior consent;

(v) Any replacement or substitution of parts, improvements, upgrades, or additions to the Equipment shall be part of the Collateral subject to Administrative Agent’s security interest, except that if no Event of Default exists, Borrower may at its expense remove improvements or additions provided by Borrower that can be readily removed without impairing the value, function or remaining useful life of the Equipment; and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(vi) the Guarantor will, upon reasonable prior notice during normal business hours with minimal disruption to the Guarantor’s business afford, or cause to be afforded to, the Administrative Agent, the Lenders and their respective authorized representative reasonable access to the Equipment for the purpose of inspecting and valuing the Equipment and their records (provided such access does not interfere with the operation of the Equipment), provided that such inspections shall be no more frequent than once per year so long as no Event of Default has occurred and is continuing.

(r) Financial Covenants.

(i) The Borrower further covenants and agrees that the Borrower shall remain in compliance with (and shall cause the Guarantor to remain in compliance with) the financial covenants (collectively, the “Financial Covenants”) in Section 9.14 in the Existing Credit Agreement as the Existing Credit Agreement is in effect on the Closing Date hereof without regard to any subsequent amendment, modification or restatement of the Existing Credit Agreement; and

(ii) The Borrower acknowledges and agrees that (i) the Financial Covenants in the form included in the Existing Credit Agreement (as in effect on the Closing Date hereof without regard to any subsequent amendment, modification or restatement of the Existing Credit Agreement) shall be deemed to be permanently incorporated into this Agreement, and shall remain in effect for all purposes of this Agreement notwithstanding the cancellation or termination of the Existing Credit Agreement due to voluntary prepayment, payment at maturity, default or otherwise, unless a replacement credit facility with Financial Covenants has been accepted in writing by Required Lenders in their discretion, and (ii) any waiver of any breach (or anticipated breach) of any Financial Covenant under the Existing Credit Agreement (by reason of amendment, forbearance or otherwise) shall not constitute a waiver of the corresponding default (or anticipated default) under this Agreement unless specifically agreed to in writing by the Required Lenders; provided, however, that if the Required Lenders fail to agree to any replacement credit facility or any waiver, amendment, forbearance or otherwise, then the Borrower may prepay the Loans in full together with any applicable Prepayment Fee.

(s) On or before November 30, 2014, and at the Borrower’s sole expense, the Borrower shall cause to be furnished to the Administrative Agent and each Lender an appraisal of the Orderly Liquidation Value of the Vessels and the Equipment from an Approved Appraiser (the “Initial Appraisal”).

(t) Within sixty (60) days after each anniversary of the Closing Date and at the Borrower’s sole expense, the Borrower shall cause to be furnished to the Administrative Agent and each Lender an appraisal of the Orderly Liquidation Value of the Vessels and the Equipment from an Approved Appraiser (each, an “Annual Appraisal”).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 7.02. Negative Covenants. Until all of the Obligations (other than contingent obligations) have been satisfied in full, the Borrower agrees that:

(a) Liens. The Loan Parties shall not create, incur, assume or suffer to exist any Liens upon the Vessels, other than Permitted Encumbrances;

(b) State of Formation; Place of Business. The Loan Parties shall not change its jurisdiction of incorporation or the location of its principal place of business from that set forth in Section 9.02, without giving the Administrative Agent at least thirty (30) Business Days’ prior written notice thereof and setting forth in detail the new jurisdiction of incorporation or complete address of such new place of business (as the case may be). In furtherance thereof, the Loan Parties shall file, and hereby authorize the Administrative Agent to file on its behalf, Uniform Commercial Code financing statements, amendments or continuation statements, in form and substance satisfactory to the Administrative Agent, in such jurisdiction or jurisdictions as the Administrative Agent shall request upon demand by the Administrative Agent;

(c) Merger. The Loan Parties shall not merge into or consolidate with any other Person or sell, lease, or otherwise transfer all or a substantial part of its assets in one or more transactions, except as permitted in Sections 9.4 or 9.5 of the Existing Credit Agreement as the Existing Credit Agreement is in effect on the Closing Date hereof without regard to any subsequent amendment, modification or restatement of the Existing Credit Agreement;

(d) Character of Business. The Borrower shall not engage in any material line of business substantially different from those lines of business conducted by the Borrower and its Subsidiaries on the date hereof or any business reasonably related, complementary, synergistic or ancillary thereto or reasonable extensions thereof; or

(e) Financing Statements. The Borrower shall not file any amendments, corrective statements, or termination statements concerning the Collateral without the prior written consent of the Administrative Agent.

ARTICLE VIII

EVENTS OF DEFAULT; REMEDIES

SECTION 8.01. Events of Default; Acceleration, etc. If any of the following events (each, an “Event of Default” and collectively, the “Events of Default”) shall occur and be continuing:

(a) the Borrower shall fail to make any payment of principal on any Loan as and when due under this Agreement, or to make any payment of interest or any other Obligations as and when due and such default shall continue unremedied for a period of five (5) Business Days;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) the Borrower or Guarantor (as applicable) shall fail to comply with any of the provisions of Section 7.01(b), (d), (e), (f), (o), (r),(s) or (t) or Section 7.02; or

(c) the Borrower shall fail to perform or otherwise observe and comply with any covenant or agreement contained in this Agreement (other than as set forth in clauses (a) and (b) above) or any other Loan Document and such failure continues unremedied for thirty (30) days after giving of notice thereof by the Administrative Agent to the Borrower; or

(d) any representation or warranty made by the Borrower or Guarantor hereunder or by the Borrower in any of the other Loan Documents shall prove not to have been true in any material respect on the date when made; or

(e) the Borrower or the Guarantor shall (i) default in the payment (beyond the applicable grace period with respect thereto) of any indebtedness (other than indebtedness hereunder) having, individually or in the aggregate, an outstanding principal amount in excess of the Threshold Amount, or (ii) default in the observance or performance of any other agreement or condition relating to any such indebtedness, or any other event shall occur or condition exist, the effect of which default or other event or condition is to cause, or to permit the holder or holders of such indebtedness (or a trustee or agent on behalf of such holder or holders) to cause, with the giving of notice and/or lapse of time, if required, any such indebtedness to become due prior to its stated maturity (any applicable grace period having expired); or

(f) a judgment or order for the payment of money which causes the aggregate amount of all such judgments or orders (net of any amounts paid or fully covered by independent third party insurance as to which the relevant insurance company does not dispute coverage) to exceed the Threshold Amount shall be entered and is binding against the Borrower or the Guarantor by any court and such judgment or order shall continue without having been discharged, vacated or stayed for a period of thirty (30) consecutive days after the entry thereof; or

(g) the Borrower and/or the Guarantor shall (i) apply for or consent to the appointment of or the taking possession by a receiver, trustee, liquidator, assignee, custodian, sequestrator or the like of itself or of a substantial part of its property, (ii) admits in writing its inability to pay its debts as they mature, (iii) make a general assignment for the benefit of its creditors, (iv) commence a voluntary case under the bankruptcy laws of any jurisdiction, (v) file a petition or answer seeking reorganization or an arrangement with creditors or take advantage of any insolvency law or an answer admitting the material allegations of a petition filed against it in any bankruptcy, reorganization or insolvency proceeding or (vi) take action for the purpose of effecting any of the foregoing; or

(h) an order, judgment, or decree shall be entered in any voluntary or involuntary case with or without the application, approval or consent of the Borrower and/or the Guarantor, by a court or governmental agency of competent jurisdiction, granting relief under or approving a petition seeking reorganization, or appointing a receiver, trustee, liquidator, assignee, custodian, sequestrator or the like of the Borrower and/or the Guarantor or of its property, and such order, judgment or decree shall continue unstayed and in effect for sixty (60) days; or

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) for any reason (other than by reason of any action or inaction by the Administrative Agent), the Administrative Agent fails to hold a duly recorded first preferred ship mortgage over each of the Vessels (other than in accordance with the terms hereof or thereof); or

(j) an event of default shall have occurred and be continuing under any of the other Loan Documents and all grace or cure periods, if any, with respect thereto shall have expired; or

(k) the Guaranty shall for any reason (other than by reason of any action or inaction by the Administrative Agent or any Lender) cease to be valid and binding on the Guarantor (other than in accordance with the terms hereof or thereof) or any such Person shall disavow its obligations under the Guaranty;

(m) pursuant to the Initial Appraisal, the Orderly Liquidation Value shall be less than the Minimum Orderly Liquidation Value Percentage of the Outstanding Amount and the Borrower shall neither provide additional Collateral nor prepay a portion of the Outstanding Amount within forty-five (45) days of the issuance of such Initial Appraisal to the Administrative Agent and each Lender pursuant to Section 7.01(s) hereof, in order to restore the Orderly Liquidation Value to be at least the Minimum Orderly Liquidation Value Percentage of the Outstanding Amount;

(n) pursuant to the applicable Annual Appraisal, the Orderly Liquidation Value shall be less than the Minimum Orderly Liquidation Value Percentage of the Outstanding Amount and the Borrower shall neither provide additional Collateral nor prepay a portion of the Outstanding Amount within forty-five (45) days of the issuance of such Annual Appraisal to the Administrative Agent and each Lender pursuant to Section 7.01(t) hereof, in order to restore the Orderly Liquidation Value to be at least the Minimum Orderly Liquidation Value Percentage of the Outstanding Amount;

then, and in each such event, the Administrative Agent may, and at the direction of the Required Lenders shall, take any or all of the following actions: (A) by notice to the Borrower, declare the Notes, all interest accrued thereon and all other amounts payable thereunder and under this Agreement to be forthwith due and payable, whereupon the Notes, all such interest and all such other amounts shall become immediately due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided, however, that in the event of the entry of an order for relief with respect to the Borrower under the Bankruptcy Code or under any similar federal or state statute or regulation, the Notes, all accrued interest thereon and all other amounts due thereunder and under this Agreement shall automatically become due and payable, without in each instance having given the Borrower any notice whatsoever; (B) setoff against and debit any account maintained by Borrower with the Administrative Agent for any sums due the Administrative Agent or Lenders hereunder or under the Notes; (c) immediately proceed against one or more of the Vessels under the Fleet Mortgage; or (D) exercise all other rights and remedies available under any of the Loan Documents or any Applicable Law.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

The rights and remedies of the Administrative Agent and Lenders hereunder and under any documents or instruments executed pursuant hereto are cumulative, and recourse to one or more rights or remedies shall not constitute a waiver of the others or an election of remedies. It is mutually agreed that commercial reasonableness and good faith require the giving of no more than ten (10) days’ prior written notice of the time and place of any public sale of any Collateral or of the time after which any private sale or any other intended disposition thereof is to be made, and at any such public or private sale, subject to limitations of law, the Administrative Agent, any other Lender, or their respective agents and/or nominees, may purchase the Collateral. If the net proceeds of any disposition of the Collateral exceed the amount then due and owing, whether by acceleration, at maturity or otherwise, or on demand, such excess will be remitted to Borrower or whomsoever shall be entitled thereto. The Borrower shall remain liable for any deficiency remaining after disposition of the Collateral.

If the Borrower fails to perform or comply with any of its obligations contained herein, the Administrative Agent shall have the right, but shall not be obligated, to effect such performance or compliance and the Borrower, within ten (10) days from the date of demand, promises to reimburse the Administrative Agent immediately for such sums so expended, together with interest thereon at the Default Rate for the actual number of days elapsed from date of payment by the Administrative Agent to the date on which the Administrative Agent receives payment thereof from the Borrower. Failure of the Borrower to pay and promptly discharge the aforesaid debts and obligations shall constitute an Event of Default under this Agreement, but the payment of the same by the Administrative Agent shall not cure or constitute a waiver of such Event of Default. Acceptance by the Administrative Agent or any Lender of partial payment(s) or performance by the Borrower or by any other third party shall not be construed as a waiver of any Event of Default, nor shall the same affect or in any way impair the rights and remedies of the Administrative Agent or any Lender hereunder.

After the exercise of remedies provided for in this Section (or after the Loans have automatically become immediately due and payable) or if at any time insufficient funds are received by and available to the Administrative Agent to pay fully all Secured Obligations then due hereunder, any amounts received on account of the Secured Obligations shall be applied by the Administrative Agent in the following order:

First, to payment of that portion of the Secured Obligations constituting fees, indemnities, expenses and other amounts (including fees, charges and disbursements of counsel to Administrative Agent and amounts payable under Article III) payable to Administrative Agent in its capacity as such;

Second, to payment of that portion of the Secured Obligations constituting fees, indemnities and other amounts (other than principal and interest) payable to the Lenders (including fees, charges and disbursements of counsel to the respective Lenders (including fees and time charges for attorneys who may be employees of any Lender) arising under the Loan Documents and amounts payable under Article X, ratably among them in proportion to the respective amounts described in this clause Second payable to them;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Third, to payment of that portion of the Secured Obligations constituting accrued and unpaid interest on the Loans and other Secured Obligations arising under the Loan Documents, ratably among the Lenders in proportion to the respective amounts described in this clause Third payable to them;

Fourth, to payment of that portion of the Secured Obligations constituting unpaid principal of the Loans, in each case ratably among the Lenders in proportion to the respective amounts described in this clause Fourth held by them; and

Last, the balance, if any, after all of the Secured Obligations have been paid in full, to the Borrower or as otherwise required by Applicable Law.

If the proceeds are insufficient to pay the amounts specified in paragraphs “First”, “Second”, “Third” and “Fourth” above, the Administrative Agent and other Secured Parties shall be entitled to collect the balance from the Borrower or any other Person liable therefor. The Borrower hereby expressly waives (to the extent permitted by Applicable Law) all rights to make or manifest any binding instruction upon the Administrative Agent or any Lender as to application of such payments other than as herein provided.

SECTION 8.02. Miscellaneous Remedies. If any Event of Default shall occur and be continuing, the Administrative Agent may (and at the direction of the Required Lenders shall) do any or all of the following in addition to any of the remedies described above; provided, however, notwithstanding any other provision herein to the contrary, except to the extent permitted by Applicable Law, no sale, transfer or other disposition of any Vessel or any interest therein may be made in violation of Sections 56101 and 56102 of Title 46 of the United States Code:

(a) at any time and as often as may be necessary, take any action to protect the security created hereby and each and every expense or liability (including reasonable fees and expenses of counsel) so incurred by the Administrative Agent in the protection of such security shall be repayable to the Administrative Agent by the Borrower within ten (10) Business Days of demand, together with interest thereon at the Default Rate from the date on which such expense or liability was incurred by the Administrative Agent until full payment is received. If any Event of Default shall have occurred and be continuing, the Borrower promptly shall execute and deliver, or cause to be executed and delivered, to the Administrative Agent such documents, if any, and shall promptly do and perform such acts, if any, as reasonably requested by the Administrative Agent that are necessary or advisable to facilitate or expedite the protection, maintenance and enforcement of the security created hereby;

(b) exercise all the rights and remedies in foreclosure and otherwise provided to lenders by any Applicable Law, including, without limitation, the Uniform Commercial Code;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) take possession of the Collateral, whether actually or constructively and/or otherwise to take control of the Collateral, wherever it may be, without prior demand and without legal process (when permissible under Applicable Law) and cause the Borrower forthwith upon demand of the Administrative Agent to surrender possession of the Collateral to the Administrative Agent as demanded;

(d) require that all policies, contracts and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such adjusters, brokers or other insurers as the Administrative Agent may nominate;

(e) collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to takeover or institute (if necessary using the name of the Borrower and/or the Guarantor) all such proceedings in connection therewith as the Administrative Agent reasonably thinks fit and to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

(f) discharge, compound, release or compromise claims against the Borrower concerning the Collateral which have given or may give rise to any charge or lien on the Collateral or which are or may be enforceable by proceedings against the Collateral;

(g) take appropriate judicial, extra-judicial or administrative proceedings for the foreclosure of the lien created hereby or by the Fleet Mortgage and/or for the enforcement of the rights of the Administrative Agent and other Secured Parties hereunder or otherwise, recover judgment for any amount due on the Obligations and collect the same out of any property of the Borrower;

(h) as permitted by United States and other Applicable Law, sell the Collateral at public auction, free from any claim of or by the Borrower of any nature whatsoever by first giving notice of the time and place of sale with a general description of the Collateral in the following manner:

(i) by publishing such notice for ten (10) consecutive days in a daily newspaper of general circulation published in New York City, New York;

(ii) if the place of sale should not be New York City, New York, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

(iii) by sending a similar notice by telecopy confirmed by mail to the Borrower at least ten (10) days before the date of sale as permitted by United States and other Applicable Law.

Such sale of the Collateral may be held at such place and at such time as the Administrative Agent in such notices may have specified, or such sale may be adjourned by the Administrative Agent from time to time by announcement at the time and place appointed for such sale or for such adjourned sale and without further notice or publication the Administrative

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agent may make such sale at the time and place to which the same shall be so adjourned. Such sale may be conducted without bringing the Collateral to the place designated for such sale and in such manner as the Administrative Agent may deem advisable, and the Administrative Agent or any other Lender may become the purchaser at such sale and shall have the right to credit on the purchase price any and all amounts due in respect of such Note and/or any Obligations, as appropriate. Any sale made in accordance with the provisions of this subsection (h) above shall be deemed made in a commercially reasonable manner insofar as the Borrower is concerned;

(i) pending the sale of the Collateral (either directly or indirectly), as permitted by United States and other Applicable Law, manage, charter, lease, insure, maintain, or repair the Collateral and employ, lay up or operate the Collateral upon such terms, in such manner and for such period as the Administrative Agent may reasonably deem expedient and for the purpose aforesaid the Administrative Agent shall be entitled to do all acts and things incidental or conducive thereto and in particular, with respect to the Vessels, to enter into such arrangements respecting the Vessels, their management, maintenance, repair, classification and employment in all respects as if the Administrative Agent were the owner of the Vessels but without any obligations to take any action with respect to the Vessels and without any responsibility for any loss thereby incurred;

(j) recover from the Borrower on demand any losses as may be incurred by the Administrative Agent in the exercise of the power vested in the Administrative Agent under subsection (i) hereof with interest thereon at the Default Rate from the date when such losses were incurred by the Administrative Agent until full payment is received; and

(k) recover from the Borrower on demand all expenses, payments and disbursements (including fees and expenses of counsel) incurred by the Administrative Agent in the exercise by it of any of the powers vested in it hereunder together with interest thereon at the Default Rate from the date when such expenses, payments or disbursements were incurred by it until full payment is received.

SECTION 8.03. Application of Moneys. The proceeds of any sale made either under the power of sale hereby granted to the Administrative Agent or under a judgment or decree in any judicial proceeding for the foreclosure of the lien created hereunder, or proceeds arising from the enforcement of any remedy granted to the Administrative Agent hereunder, or, or in the case of the Vessels or the proceeds of any and all Insurances and any claims for damages on account of the Vessels or the Borrower of any nature whatsoever and any net earnings of the Vessels from the operation of the Vessels by the Administrative Agent under any of the powers herein granted or by law provided shall be applied as set forth in Section 8.01.

SECTION 8.04. Additional Rights. In addition to the foregoing, the Administrative Agent shall be entitled to the remedies described in each of the other Loan Documents. In furtherance thereof, the Borrower hereby irrevocably appoints the Administrative Agent as its attorney-in-fact (which power shall be deemed coupled with an interest) to, upon the occurrence and during the continuance of an Event of Default, execute, endorse and deliver any deed, conveyance, assignment or other instrument in writing as may be required to vest in the Administrative Agent any right, title or power which by the terms hereof are expressed to be

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

conveyed to or conferred upon the Administrative Agent, including any documents and checks or drafts relating to or received in payment for any loss or damage under the policies of insurance required by the provisions of Section 7.01(o) hereof, but only to the extent that the same relates to the Collateral.

ARTICLE IX

MISCELLANEOUS

SECTION 9.01. Amendments, etc. No amendment or waiver of any provision of this Agreement or any other Loan Document, and no consent to any departure by the Borrower or any other Loan Party therefrom, shall be effective unless in writing signed by the Required Lenders (or by the Administrative Agent with the consent of the Required Lenders) and the Borrower or the applicable Loan Party, as the case may be, and acknowledged by the Administrative Agent, and each such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given; provided, however, that no such amendment, waiver or consent shall:

(a) Waive any condition set forth in Article V, without the written consent of the Required Lenders;

(b) extend or increase the Commitment of any Lender (or reinstate any Commitment terminated pursuant to Section 8.01) without the written consent of such Lender (it being understood and agreed that a waiver of any Default is not considered an extension or increase in Commitment of any Lender);

(c) postpone any date fixed by this Agreement or any other Loan Document for any payment (excluding mandatory prepayments) of principal, interest, fees or other amounts due to the Lenders (or any of them) hereunder or under such other Loan Document without the written consent of each Lender entitled to such payment;

(d) reduce the principal of, or the rate of interest specified herein on, any Loan, or (subject to clause (ii) of the second proviso to this Section 9.01) any fees or other amounts payable hereunder or under any other Loan Document without the written consent of each Lender entitled to such amount; provided, however, that only the consent of the Required Lenders shall be necessary (i) to amend the definition of “Default Rate” or to waive any obligation of the Borrower to pay interest at the Default Rate or (ii) to amend any financial covenant hereunder (or any defined term used therein) even if the effect of such amendment would be to reduce the rate of interest on any Loan or to reduce any fee payable hereunder;

(e) change the application of proceeds in Section 8.01 in a manner that would alter the pro rata sharing of payments required thereby without the written consent of each Lender;

(f) change any provision of this Section 9.01 or the definition of “Required Lenders” or any other provision of any Loan Document specifying the number or percentage of Lenders required to amend, waive or otherwise modify any rights hereunder or thereunder or make any determination or grant any consent hereunder, without the written consent of each Lender;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(g) release all or substantially all of the Collateral in any transaction or series of related transactions, without the written consent of each Lender;

(h) release the Guaranty, without the written consent of each Lender; or

(i) release the Borrower or permit the Borrower to assign or transfer any of its rights or obligations under this Agreement or the other Loan Documents without the consent of each Lender.

and provided, further, that (i) no amendment, waiver or consent shall, unless in writing and signed by the Administrative Agent in addition to the Lenders required above, affect the rights or duties of the Administrative Agent under this Agreement or any other Loan Document. Notwithstanding anything to the contrary herein, (A) each Lender is entitled to vote as such Lender sees fit on any bankruptcy reorganization plan that affects the Loans, and each Lender acknowledges that the provisions of Section 1126(c) of the Bankruptcy Code of the United States supersedes the unanimous consent provisions set forth herein and (B) the Required Lenders shall determine whether or not to allow a Loan Party to use cash collateral in the context of a bankruptcy or insolvency proceeding and such determination shall be binding on all of the Lenders.

Notwithstanding anything to the contrary herein the Administrative Agent may, with the prior written consent of the Borrower only, amend, modify or supplement this Agreement or any of the other Loan Documents to cure any ambiguity, omission, mistake, defect or inconsistency, and each Lender hereby irrevocably authorizes the Administrative Agent on its behalf, and without further consent, to enter into amendments or modifications to this Agreement (including, without limitation, amendments to this Section 9.01) or any of the other Loan Documents; provided that no amendment or modification shall result in any increase in the amount of any Lender’s Commitment or any increase in any Lender’s Commitment Percentage, in each case, without the written consent of such affected Lender.

SECTION 9.02. Notices, etc.

(a) Notices Generally. Except in the case of notices and other communications expressly permitted to be given by telephone (and except as provided in subsection (b) below), all notices and other communications provided for herein shall be in writing and shall be delivered by hand or overnight courier service, mailed by certified or registered mail or sent by fax transmission or e-mail transmission as follows, and all notices and other communications expressly permitted hereunder to be given by telephone shall be made to the applicable telephone number, as follows:

(i) if to the Borrower or any other Loan Party or the Administrative Agent, to the address, fax number, e-mail address or telephone number specified for such Person on Schedule 2; and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) if to any other Lender, to the address, fax number, e-mail address or telephone number specified in its Administrative Questionnaire (including, as appropriate, notices delivered solely to the Person designated by a Lender on its Administrative Questionnaire then in effect for the delivery of notices that may contain material non-public information relating to the Borrower).

Notices and other communications sent by hand or overnight courier service, or mailed by certified or registered mail, shall be deemed to have been given when received; notices and other communications sent by fax transmission shall be deemed to have been given when sent (except that, if not given during normal business hours for the recipient, shall be deemed to have been given at the opening of business on the next Business Day for the recipient). Notices and other communications delivered through electronic communications to the extent provided in subsection (b) below shall be effective as provided in such subsection (b).

(b) Electronic Communications. Notices and other communications to the Administrative Agent and the Lenders hereunder may be delivered or furnished by electronic communication (including e-mail, FPML messaging and Internet or intranet websites) pursuant to procedures approved by the Administrative Agent; provided that the foregoing shall not apply to notices to any Lender pursuant to Article II if such Lender has notified the Administrative Agent that it is incapable of receiving notices under such Article by electronic communication. The Administrative Agent or the Borrower may each, in its discretion, agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures approved by it, provided that approval of such procedures may be limited to particular notices or communications.

Unless the Administrative Agent otherwise prescribes, (i) notices and other communications sent to an e-mail address shall be deemed received upon the sender’s receipt of an acknowledgment from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail or other written acknowledgement) and (ii) notices and other communications posted to an Internet or intranet website shall be deemed received by the intended recipient upon the sender’s receipt of an acknowledgement from the intended recipient (such as by the “return receipt requested” function, as available, return e-mail address or other written acknowledgement) indicating that such notice or communication is available and identifying the website address therefor; provided that for both clauses (i) and (ii), if such notice or other communication is not sent during the normal business hours of the recipient, such notice, email or communication shall be deemed to have been sent at the opening of business on the next Business Day for the recipient.

(c) The Platform. THE PLATFORM IS PROVIDED “AS IS” AND “AS AVAILABLE.” THE AGENT PARTIES (AS DEFINED BELOW) DO NOT WARRANT THE ACCURACY OR COMPLETENESS OF THE BORROWER MATERIALS OR THE ADEQUACY OF THE PLATFORM, AND EXPRESSLY DISCLAIM LIABILITY FOR ERRORS IN OR OMISSIONS FROM THE BORROWER MATERIALS. NO WARRANTY OF ANY KIND, EXPRESS, IMPLIED OR STATUTORY, INCLUDING ANY WARRANTY OF MERCHANTABILITY, FITNESS FOR A PARTICULAR PURPOSE, NON-

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

INFRINGEMENT OF THIRD PARTY RIGHTS OR FREEDOM FROM VIRUSES OR OTHER CODE DEFECTS, IS MADE BY ANY AGENT PARTY IN CONNECTION WITH THE BORROWER MATERIALS OR THE PLATFORM. In no event shall the Administrative Agent or any of its Related Parties (collectively, the “Agent Parties”) have any liability to the Borrower, any Lender or any other Person for losses, claims, damages, liabilities or expenses of any kind (whether in tort, contract or otherwise) arising out of the Borrower’s, any Loan Party’s or the Administrative Agent’s transmission of Borrower Materials or notices through the Platform, any other electronic platform or electronic messaging service, or through the Internet.

(d) Change of Address, Etc. Each of the Borrower and the Administrative Agent may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the other parties hereto. Each other Lender may change its address, fax number or telephone number or e-mail address for notices and other communications hereunder by notice to the Borrower and the Administrative Agent. In addition, each Lender agrees to notify the Administrative Agent from time to time to ensure that the Administrative Agent has on record (i) an effective address, contact name, telephone number, fax number and e-mail address to which notices and other communications may be sent and (ii) accurate wire instructions for such Lender. Furthermore, each Public Lender agrees to cause at least one (1) individual at or on behalf of such Public Lender to at all times have selected the “Private Side Information” or similar designation on the content declaration screen of the Platform in order to enable such Public Lender or its delegate, in accordance with such Public Lender’s compliance procedures and Applicable Law, including United States federal and state securities laws, to make reference to Borrower Materials that are not made available through the “Public Side Information” portion of the Platform and that may contain material non-public information with respect to the Borrower or its securities for purposes of United States federal or state securities laws.

(e) Reliance by Administrative Agent and Lenders. The Administrative Agent and the Lenders shall be entitled to rely and act upon any notices (including, without limitation, telephonic or electronic notices, Loan Notices and Notices of Loan Prepayment) purportedly given by or on behalf of any Loan Party even if (i) such notices were not made in a manner specified herein, were incomplete or were not preceded or followed by any other form of notice specified herein, or (ii) the terms thereof, as understood by the recipient, varied from any confirmation thereof. The Borrower shall indemnify the Administrative Agent, each Lender and the Related Parties of each of them from all losses, costs, expenses and liabilities resulting from the reliance by such Person on each notice purportedly given by or on behalf of a Loan Party; provided that such indemnity shall not be available to the extent such losses, costs, expenses and liabilities are determined by a court of competent jurisdiction by final and non-appealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of any Indemnitee. All telephonic notices to and other telephonic communications with the Administrative Agent may be recorded by the Administrative Agent, and each of the parties hereto hereby consents to such recording.

SECTION 9.03. GOVERNING LAW. THIS AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (EXCLUDING ITS CONFLICT OF LAWS RULES OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 9.04. Service of Process and Consent to Jurisdiction; Waiver of Venue. Each of the parties hereto hereby irrevocably submits to the non-exclusive jurisdiction of the Federal and state courts located in the State of New York, in any action brought against it under this Agreement, the Notes or any other Loan Document and agrees that a summons and complaint commencing any action or proceeding in such court shall be properly served if delivered personally or by registered mail to such party at its address referenced in Section 9.02, or otherwise served under the laws of the State of New York, and each of the parties hereto hereby waives any objection to venue and jurisdiction which it may now or hereafter have. The Loan Parties shall promptly notify Administrative Agent of any change in its address. Nothing herein shall affect the right of any party hereto to serve process in any other matter prescribed by Applicable Law or the right of any party hereto to bring legal proceedings in any other competent jurisdiction.

SECTION 9.05. No Remedy Exclusive. No failure by any Lender or the Administrative Agent to exercise, and no delay by any such Person in exercising, any right, remedy, power or privilege hereunder or under any other Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder or under any other Loan Document preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided, and provided under each other Loan Document, are cumulative and not exclusive of any rights, remedies, powers and privileges provided by Applicable Law.

Notwithstanding anything to the contrary contained herein or in any other Loan Document, the authority to enforce rights and remedies hereunder and under the other Loan Documents against the Loan Parties or any of them shall be vested exclusively in, and all actions and proceedings at law in connection with such enforcement shall be instituted and maintained exclusively by, the Administrative Agent in accordance with Article VIII for the benefit of all the Lenders; provided, however, that the foregoing shall not prohibit (a) the Administrative Agent from exercising on its own behalf the rights and remedies that inure to its benefit (solely in its capacity as Administrative Agent) hereunder and under the other Loan Documents, (b) any Lender from exercising setoff rights in accordance with Section 3.03 (subject to the terms of Section 2.07), or (c) any Lender from filing proofs of claim or appearing and filing pleadings on its own behalf during the pendency of a proceeding relative to any Loan Party under any Debtor Relief Law; and provided, further, that if at any time there is no Person acting as Administrative Agent hereunder and under the other Loan Documents, then (i) the Required Lenders shall have the rights otherwise ascribed to the Administrative Agent pursuant to Article VIII and (ii) in addition to the matters set forth in clauses (b) and (c) of the preceding proviso and subject to Section 2.07, any Lender may, with the consent of the Required Lenders, enforce any rights and remedies available to it and as authorized by the Required Lenders.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 9.06. Payment of Costs.

(a) Costs and Expenses. The Borrower shall pay (i) all reasonable and documented out-of-pocket expenses incurred by the Administrative Agent (including the reasonable fees, charges and disbursements of counsel for the Administrative Agent), in connection with the syndication of the credit facilities provided for herein, the preparation, negotiation, execution, delivery and administration of this Agreement and the other Loan Documents or any amendments, modifications or waivers of the provisions hereof or thereof (whether or not the transactions contemplated hereby or thereby shall be consummated) and (ii) all documented out-of-pocket expenses incurred by the Administrative Agent or any Lender (including the fees, charges and disbursements of any counsel for the Administrative Agent or any Lender) in connection with the enforcement or protection of its rights (A) in connection with this Agreement and the other Loan Documents, including its rights under this Section, or (B) in connection with Loans made hereunder, including all such out-of-pocket expenses incurred during any workout, restructuring or negotiations in respect of such Loans.

(b) Indemnification by the Borrower. The Borrower shall indemnify the Administrative Agent (and any sub-agent thereof) and each Lender and each Related Party of any of the foregoing Persons (each such Person being called an “Indemnitee”) against, and hold each Indemnitee harmless from, any and all losses, claims, damages, liabilities and related reasonable out-of-pocket expenses (including the fees, charges and disbursements of any counsel for any Indemnitee) incurred by any Indemnitee or asserted against any Indemnitee by any Person (including the Borrower or any other Loan Party) arising out of, in connection with, or as a result of (i) the execution or delivery of this Agreement, any other Loan Document or any agreement or instrument contemplated hereby or thereby, the performance by the parties hereto of their respective obligations hereunder or thereunder or the consummation of the transactions contemplated hereby or thereby, or, in the case of the Administrative Agent (and any sub-agent thereof) and its Related Parties only, the administration of this Agreement and the other Loan Documents (including in respect of any matters addressed in Section 10.01), (ii) any Loan or the use or proposed use of the proceeds therefrom, (iii) any actual or alleged presence or release of Hazardous Materials on or from any property owned or operated by a Loan Party or any of its Subsidiaries, or any Environmental Liability related in any way to a Loan Party or any of its Subsidiaries, or (iv) any actual or prospective claim, litigation, investigation or proceeding relating to any of the foregoing, whether based on contract, tort or any other theory, whether brought by a third party or by the Borrower or any other Loan Party or any of the Borrower’s or such Loan Party’s directors, shareholders or creditors, and regardless of whether any Indemnitee is a party thereto; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee (or such Indemnitee’s Related Parties) or result from a claim brought by the Borrower or the Guarantor against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or the Guarantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction. Without limiting the provisions of Section 10.01(c), this Section 9.06(b) shall not apply with respect to Taxes other than any Taxes that represent losses, claims, damages, etc. arising from any non-Tax claim.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(c) Reimbursement by Lenders. To the extent that the Borrower for any reason fails to indefeasibly pay any amount required under subsection (a) or (b) of this Section to be paid by it to the Administrative Agent (or any sub-agent thereof) or any Related Party of the Administrative Agent, each Lender severally agrees to pay to the Administrative Agent (or any such sub-agent) or such Related Party, as the case may be, such Lender’s pro rata share (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought based on each Lender’s share of the Total Credit Exposure at such time) of such unpaid amount (including any such unpaid amount in respect of a claim asserted by such Lender), such payment to be made severally among them based on such Lender’s Applicable Percentage (determined as of the time that the applicable unreimbursed expense or indemnity payment is sought), provided, further that, the unreimbursed expense or indemnified loss, claim, damage, liability or related expense, as the case may be, was incurred by or asserted against the Administrative Agent (or any such sub-agent) in its capacity as such, or against any Related Party of any of the foregoing acting for the Administrative Agent (or any such sub-agent) in connection with such capacity. The obligations of the Lenders under this subsection (c) are subject to the provisions of Section 2.06(d).

(d) Waiver of Consequential Damages, Etc. To the fullest extent permitted by Applicable Law, the Borrower shall not assert, and the Borrower hereby waives, and acknowledges that no other Person shall have, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any other Loan Document or any agreement or instrument contemplated hereby, the transactions contemplated hereby or thereby, any Loan or the use of the proceeds thereof. No Indemnitee referred to in subsection (b) above shall be liable for any damages arising from the use by unintended recipients of any information or other materials distributed to such unintended recipients by such Indemnitee through telecommunications, electronic or other information transmission systems in connection with this Agreement or the other Loan Documents or the transactions contemplated hereby or thereby.

(e) Payments. All amounts due under this Section shall be payable not later than ten (10) Business Days after demand therefor.

(f) Survival. The agreements in this Section and the indemnity provisions of Section 9.02(e) shall survive the resignation of the Administrative Agent, the replacement of any Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all the other Obligations.

SECTION 9.07. Further Assurances. The Borrower further agrees to execute such other and further assurances and documents as in the opinion of the Administrative Agent are reasonably required to carry out the terms of this Agreement or of any of the other Loan Documents.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 9.08. Counterparts. This Agreement and each of the other Loan Documents may be executed in counterparts (and by different parties hereto in different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. This Agreement, the other Loan Documents, and any separate letter agreements with respect to fees payable to the Administrative Agent, constitute the entire contract among the parties relating to the subject matter hereof and supersede any and all previous agreements and understandings, oral or written, relating to the subject matter hereof . Except as provided in Article V, this Agreement shall become effective when it shall have been executed by the Administrative Agent and when the Administrative Agent shall have received counterparts hereof that, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document, or any certificate delivered thereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document or certificate. Without limiting the foregoing, to the extent a manually executed counterpart is not specifically required to be delivered under the terms of any Loan Document, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

SECTION 9.09. Headings. The titles of the Articles and the Section headings of this Agreement are for convenience only and shall not affect the construction of this Agreement.

SECTION 9.10. Severability. If any provision of this Agreement or the other Loan Documents is held to be illegal, invalid or unenforceable, (a) the legality, validity and enforceability of the remaining provisions of this Agreement and the other Loan Documents shall not be affected or impaired thereby and (b) the parties shall endeavor in good faith negotiations to replace the illegal, invalid or unenforceable provisions with valid provisions the economic effect of which comes as close as possible to that of the illegal, invalid or unenforceable provisions. The invalidity of a provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

SECTION 9.11. Survival. All representations and warranties made hereunder and in any other Loan Document or other document delivered pursuant hereto or thereto or in connection herewith or therewith shall survive the execution and delivery hereof and thereof. Such representations and warranties have been or will be relied upon by the Administrative Agent and each Lender, regardless of any investigation made by the Administrative Agent or any Lender or on their behalf and notwithstanding that the Administrative Agent or any Lender may have had notice or knowledge of any Default at the time of any Loan, and shall continue in full force and effect as long as any Loan or any other Obligation hereunder shall remain unpaid or unsatisfied.

SECTION 9.12. WAIVER OF TRIAL BY JURY. TO THE EXTENT PERMITTED BY APPLICABLE LAW, THE PARTIES HERETO HEREBY WAIVE TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH THEY MAY BE PARTIES, ARISING OUT OF OR IN ANY WAY PERTAINING TO (A) THIS AGREEMENT OR (B) THE OTHER LOAN DOCUMENTS. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PARTIES WHO ARE NOT PARTIES TO THIS AGREEMENT. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH OF THE PARTIES HERETO, AND THE PARTIES HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. THE PARTIES FURTHER REPRESENT THAT THEY HAVE BEEN REPRESENTED IN THE SIGNING OF THIS AGREEMENT AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, SELECTED OF THEIR OWN FREE WILL, AND THEY HAVE HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

SECTION 9.13. Assignment.

(a) Successors and Assigns Generally. The provisions of this Agreement and the other Loan Documents shall be binding upon and inure to the benefit of the parties hereto and thereto and their respective successors and assigns permitted hereby, except neither the Borrower nor any other Loan Party may assign or otherwise transfer any of its rights or obligations hereunder or under any other Loan Document without the prior written consent of the Administrative Agent and no Lender may assign or otherwise transfer any of its rights or obligations hereunder except (i) to an assignee in accordance with the provisions of subsection (b) of this Section, (ii) by way of participation in accordance with the provisions of subsection (d) of this Section, or (iii) by way of pledge or assignment of a security interest subject to the restrictions of subsection (e) of this Section (and any other attempted assignment or transfer by any party hereto shall be null and void). Nothing in this Agreement, expressed or implied, shall be construed to confer upon any Person (other than the parties hereto, their respective successors and assigns permitted hereby, Participants to the extent provided in subsection (d) of this Section and, to the extent expressly contemplated hereby, the Related Parties of each of the Administrative Agent and the Lenders) any legal or equitable right, remedy or claim under or by reason of this Agreement.

(b) Assignments by Lenders. Any Lender may at any time assign to one or more assignees all or a portion of its rights and obligations under this Agreement and the other Loan Documents (including all or a portion of its Commitment(s) and the Loans at the time owing to it); provided that any such assignment shall be subject to the following conditions:

(i) Minimum Amounts.

(A) in the case of an assignment of the entire remaining amount of the assigning Lender’s Commitment and/or the Loans at the time owing to it or contemporaneous assignments to related Approved Funds that equal at least the amount specified in paragraph (b)(i)(B) of this Section in the aggregate or in the case of an assignment to a Lender, an Affiliate of a Lender or an Approved Fund, no minimum amount need be assigned; and

(B) in any case not described in subsection (b)(i)(A) of this Section, the aggregate amount of the Commitment (which for this purpose includes Loans outstanding thereunder) or, if the Commitment is not then in effect, the principal

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

outstanding balance of the Loans of the assigning Lender subject to each such assignment, determined as of the date the Assignment and Assumption with respect to such assignment is delivered to the Administrative Agent or, if “Trade Date” is specified in the Assignment and Assumption, as of the Trade Date, shall not be less than $1,000,000, unless the Administrative Agent otherwise consents (such consent not to be unreasonably withheld or delayed).

(ii) Proportionate Amounts. Each partial assignment shall be made as an assignment of a proportionate part of all the assigning Lender’s rights and obligations under this Agreement and the other Loan Documents with respect to the Loans and/or the Commitment assigned.

(iii) Required Consents. No consent shall be required for any assignment except to the extent required by subsection (b)(i)(B) of this Section and, in addition:

(A) the Borrower’s consent shall be required during the primary syndication of the Facility; provided, however, the Borrower’s consent shall not be required for any assignment after the Closing Date so long as such assignment is made to a commercial bank and/or an affiliate of a commercial bank; and

(B) the consent of the Administrative Agent (such consent not to be unreasonably withheld or delayed) shall be required for assignments in respect of (1) any unfunded Commitment if such assignment is to a Person that is not a Lender, an Affiliate of such Lender or an Approved Fund with respect to such Lender or (2) any Loan to a Person that is not a Lender, an Affiliate of a Lender or an Approved Fund.

(iv) Assignment and Assumption. The parties to each assignment shall execute and deliver to the Administrative Agent an Assignment and Assumption, together with a processing and recordation fee in the amount of $3,500; provided, however, that the Administrative Agent may, in its sole discretion, elect to waive such processing and recordation fee in the case of any assignment. The assignee, if it is not a Lender, shall deliver to the Administrative Agent an Administrative Questionnaire.

(v) No Assignment to Certain Persons. No such assignment shall be made (A) to the Borrower or any of the Borrower’s Affiliates or Subsidiaries, (B) to a natural Person, or (C) to any Person that is a competitor of the Borrower or any of its Subsidiaries as such competitors are separately identified by Borrower to the Administrative Agent on or prior to the Closing Date and from time to time thereafter as requested by the Administrative Agent; provided that the Administrative Agent shall not be responsible or have any liability for, or have any duty to ascertain, inquire into, monitor or enforce, compliance with the provisions hereof relating to competitors. Without limiting the generality of the foregoing, the Administrative Agent shall not (x) be obligated to ascertain, monitor or inquire as to whether any Lender or Participant or prospective Lender or Participant is a competitor or (y) have any liability with respect to or arising

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

out of any assignment or participation of Loans, or disclosure of confidential information, to any competitor. The Administrative Agent shall have the right, and the Borrower hereby expressly authorizes the Administrative Agent, to post the list of competitors provided by the Borrower on the Platform, including that portion of the Platform that is designated for “public side” Lenders and/or provide the list of competitors to each Lender requesting the same.”

Subject to acceptance and recording thereof by the Administrative Agent pursuant to subsection (c) of this Section, from and after the effective date specified in each Assignment and Assumption, the assignee thereunder shall be a party to this Agreement and, to the extent of the interest assigned by such Assignment and Assumption, have the rights and obligations of a Lender under this Agreement, and the assigning Lender thereunder shall, to the extent of the interest assigned by such Assignment and Assumption, be released from its obligations under this Agreement (and, in the case of an Assignment and Assumption covering all of the assigning Lender’s rights and obligations under this Agreement, such Lender shall cease to be a party hereto but shall continue to be entitled to the benefits of Sections 10.01, 10.02 and 9.06 with respect to facts and circumstances occurring prior to the effective date of such assignment). Upon request, the Borrower (at its expense) shall execute and deliver a Note to the assignee Lender. Any assignment or transfer by a Lender of rights or obligations under this Agreement that does not comply with this subsection shall be treated for purposes of this Agreement as a sale by such Lender of a participation in such rights and obligations in accordance with subsection (d) of this Section.

(c) Register. The Administrative Agent, acting solely for this purpose as an agent of the Borrower (and such agency being solely for tax purposes), shall maintain at the Administrative Agent’s Office a copy of each Assignment and Assumption delivered to it (or the equivalent thereof in electronic form) and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the Loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive, absent manifest error, and the Borrower, the Administrative Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

(d) Participations. Any Lender may at any time, without the consent of, or notice to, the Borrower or the Administrative Agent, sell participations to any Person (other than a natural Person or the Borrower or any of the Borrower’s Affiliates or Subsidiaries) (each, a “Participant”) in all or a portion of such Lender’s rights and/or obligations under this Agreement (including all or a portion of its Commitment and/or the Loans owing to it); provided that (i) such Lender’s obligations under this Agreement shall remain unchanged, (ii) such Lender shall remain solely responsible to the other parties hereto for the performance of such obligations and (iii) the Borrower, the Administrative Agent and the Lenders shall continue to deal solely and directly with such Lender in connection with such Lender’s rights and obligations under this Agreement. For the avoidance of doubt, each Lender shall be responsible for the indemnity under Section 9.06(c) without regard to the existence of any participations.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Any agreement or instrument pursuant to which a Lender sells such a participation shall provide that such Lender shall retain the sole right to enforce this Agreement and to approve any amendment, modification or waiver of any provision of this Agreement; provided that such agreement or instrument may provide that such Lender will not, without the consent of the Participant, agree to any amendment, waiver or other modification described in the first proviso to Section 9.01 that affects such Participant. The Borrower agrees that each Participant shall be entitled to the benefits of Sections 10.01 and 10.02 (subject to the requirements and limitations therein, including the requirements under Section 10.01(e) (it being understood that the documentation required under Section 10.01(e) shall be delivered to the Lender who sells the participation)) to the same extent as if it were a Lender and had acquired its interest by assignment pursuant to paragraph (b) of this Section; provided that such Participant (A) agrees to be subject to the provisions of Sections 10.03 and 10.04 as if it were an assignee under paragraph (b) of this Section and (B) shall not be entitled to receive any greater payment under Sections 10.01 or 10.02, with respect to any participation, than the Lender from whom it acquired the applicable participation would have been entitled to receive, except to the extent such entitlement to receive a greater payment results from a Change in Law that occurs after the Participant acquired the applicable participation. Each Lender that sells a participation agrees, at the Borrower’s request and expense, to use reasonable efforts to cooperate with the Borrower to effectuate the provisions of Section 10.03 with respect to any Participant. To the extent permitted by Applicable Law, each Participant also shall be entitled to the benefits of Section 3.03 as though it were a Lender; provided that such Participant agrees to be subject to Section 2.07 as though it were a Lender. Each Lender that sells a participation shall, acting solely for this purpose as an agent of the Borrower, maintain a register on which it enters the name and address of each Participant and the principal amounts (and stated interest) of each Participant’s interest in the Loans or other obligations under the Loan Documents (the “Participant Register”); provided that no Lender shall have any obligation to disclose all or any portion of the Participant Register (including the identity of any Participant or any information relating to a Participant’s interest in any commitments, loans, letters of credit or its other obligations under any Loan Document) to any Person except to the extent that such disclosure is necessary to establish that such commitment, loan, letter of credit or other obligation is in registered form under Section 5f.103-1(c) of the United States Treasury Regulations. The entries in the Participant Register shall be conclusive absent manifest error, and such Lender shall treat each Person whose name is recorded in the Participant Register as the owner of such participation for all purposes of this Agreement notwithstanding any notice to the contrary. For the avoidance of doubt, the Administrative Agent (in its capacity as Administrative Agent) shall have no responsibility for maintaining a Participant Register.

(e) Certain Pledges. Any Lender may at any time pledge or assign a security interest in all or any portion of its rights under this Agreement (including under its Note or Notes, if any) to secure obligations of such Lender, including any pledge or assignment to secure obligations to a Federal Reserve Bank; provided that no such pledge or assignment shall release such Lender from any of its obligations hereunder or substitute any such pledgee or assignee for such Lender as a party hereto.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 9.14. USA Patriot Act. The Borrower hereby:

(a) represents that none of the material written information which Borrower has provided to the Administrative Agent and the Lenders in connection with the Loans, taken as a whole, contains any untrue statement of material fact or omits to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(b) agrees to provide any information deemed necessary by the anti-money laundering compliance officer of the Administrative Agent or any Lender in its sole discretion to comply with the USA PATRIOT Act, the Administrative Agent’s or such Lender’s anti-money laundering program and related responsibilities from time to time and warrant that all such information provided will be true, correct and complete at the time provided;

(c) represents that it is entering into this Agreement, the other Loan Documents and the transaction contemplated hereby and thereby solely for its own account, risk and beneficial interest and not for the account or beneficial interest of any third party;

(d) represents to its knowledge, without investigation, that (a) it is not an individual, entity or organization identified on (i) any Office of Foreign Assets Control (“OFAC”) “watch list”, including, without limitation, OFAC’s list of Specially Designated Nationals and Blocked Persons, or (ii) any Federal Bureau of Investigation “watch list” or Bureau of Industry and Security list of unverified persons or denied persons, and it is not an Affiliate of any kind with such an individual, entity or organization; (b) it does not have a shell bank or offshore bank; and (c) it is not a Person or entity (i) resident in or whose funds are transferred from or through or (ii) has operations in, a jurisdiction identified as non-cooperative by the Financial Action Task Force or sanctioned by OFAC.

SECTION 9.15. Payments Set Aside. To the extent that any payment by or on behalf of the Borrower is made to the Administrative Agent or any Lender, or the Administrative Agent or any Lender exercises its right of setoff, and such payment or the proceeds of such setoff or any part thereof is subsequently invalidated, declared to be fraudulent or preferential, set aside or required (including pursuant to any settlement entered into by the Administrative Agent or such Lender in its discretion) to be repaid to a trustee, receiver or any other party, in connection with any proceeding under any Debtor Relief Law or otherwise, then (a) to the extent of such recovery, the obligation or part thereof originally intended to be satisfied shall be revived and continued in full force and effect as if such payment had not been made or such setoff had not occurred, and (b) each Lender severally agrees to pay to the Administrative Agent upon demand its applicable share (without duplication) of any amount so recovered from or repaid by the Administrative Agent, plus interest thereon from the date of such demand to the date such payment is made at a rate per annum equal to the Federal Funds Rate from time to time in effect. The obligations of the Lenders under clause (b) of the preceding sentence shall survive the payment in full of the Obligations and the termination of this Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 9.16. No Advisory or Fiduciary Responsibility. In connection with all aspects of each transaction contemplated hereby (including in connection with any amendment, waiver or other modification hereof or of any other Loan Document), the Borrower acknowledges and agrees, and acknowledges its Affiliates’ understanding, that: (a) (i) the arranging and other services regarding this Agreement provided by the Administrative Agent and any Affiliate thereof, any arranger and the Lenders are arm’s-length commercial transactions between the Borrower, each other Loan Party and their respective Affiliates, on the one hand, and the Administrative Agent and, as applicable, its Affiliates (including any arranger) and the Lenders and their Affiliates (collectively, solely for purposes of this Section, the “Lenders”), on the other hand, (ii) each of the Borrower and the other Loan Parties has consulted its own legal, accounting, regulatory and tax advisors to the extent it has deemed appropriate, and (iii) the Borrower and each other Loan Party is capable of evaluating, and understands and accepts, the terms, risks and conditions of the transactions contemplated hereby and by the other Loan Documents; (b) (i) the Administrative Agent and its Affiliates (including any arranger) and each Lender each is and has been acting solely as a principal and, except as expressly agreed in writing by the relevant parties, has not been, is not, and will not be acting as an advisor, agent or fiduciary, for Borrower, any other Loan Party or any of their respective Affiliates, or any other Person and (ii) neither the Administrative Agent, any of its Affiliates (including any arranger) nor any Lender has any obligation to the Borrower, any other Loan Party or any of their respective Affiliates with respect to the transactions contemplated hereby except those obligations expressly set forth herein and in the other Loan Documents; and (c) the Administrative Agent and its Affiliates (including any arranger) and the Lenders may be engaged in a broad range of transactions that involve interests that differ from those of the Borrower, the other Loan Parties and their respective Affiliates, and neither the Administrative Agent, any of its Affiliates (including any arranger) nor any Lender has any obligation to disclose any of such interests to the Borrower, any other Loan Party or any of their respective Affiliates. To the fullest extent permitted by Applicable Law, each of the Borrower and each other Loan Party hereby waives and releases any claims that it may have against the Administrative Agent, any of its Affiliates (including any arranger) or any Lender with respect to any breach or alleged breach of agency or fiduciary duty in connection with any aspect of any transactions contemplated hereby.

SECTION 9.17. Electronic Execution of Assignments and Certain Other Documents. The words “delivery,” “execute,” “execution,” “signed,” “signature,” and words of like import in any Loan Document or any other document executed in connection herewith shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any Applicable Law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act; provided that notwithstanding anything contained herein to the contrary neither the Administrative Agent nor any Lender is under any obligation to agree to accept electronic signatures in any form or in any format unless expressly agreed to by the Administrative Agent or such Lender pursuant to procedures approved by it and provided further without limiting the foregoing, upon the request of any party, any electronic signature shall be promptly followed by such manually executed counterpart.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 9.18. Treatment of Certain Information; Confidentiality. Each of the Administrative Agent and the Lenders agrees to maintain the confidentiality of the Information (as defined below), except that Information may be disclosed (a) to its Affiliates and to its and its Related Parties (it being understood that the Persons to whom such disclosure is made will be informed of the confidential nature of such Information and instructed to keep such Information confidential in accordance with customary practices), (b) to the extent required or requested by, or required to be disclosed to, any regulatory or similar authority purporting to have jurisdiction over such Person or its Related Parties (including any self-regulatory authority, such as the National Association of Insurance Commissioners), (c) to the extent required by Applicable Law or regulations or by any subpoena or similar legal process, (d) to any other party hereto, (e) in connection with the exercise of any remedies under this Agreement or under any other Loan Document, or any action or proceeding relating to this Agreement or any other Loan Document, or the enforcement of rights hereunder or thereunder, (f) subject to an agreement containing provisions substantially the same as those of this Section, to (i) any Eligible Assignee of or Participant in, or any prospective Eligible Assignee of or Participant in, any of its rights and obligations under this Agreement, and (ii) any actual or prospective party (or its Related Parties) to any swap, derivative or other transaction under which payments are to be made by reference to the Borrower and its obligations, this Agreement or payments hereunder, (g) on a confidential basis to (i) any rating agency in connection with rating the Borrower or the Guarantor or (ii) the CUSIP Service Bureau or any similar agency in connection with the issuance and monitoring of CUSIP numbers with respect to the Facility (it being understood that, prior to any such disclosure, such Person to whom such disclosure is to be made will be informed of the confidential nature of such Information and shall undertake to keep such Information confidential in accordance with customary practices); (h) with the written consent of the Borrower, or (i) to the extent such Information (i) becomes publicly available other than as a result of a breach of this Section or (ii) becomes available to the Administrative Agent, any Lender or any of their respective Affiliates on a non-confidential basis from a source other than the Borrower or any Affiliate of the Borrower or (k) to governmental regulatory authorities in connection with any regulatory examination of the Administrative Agent or any Lender or in accordance with the Administrative Agent’s or any Lender’s regulatory compliance policy if the Administrative Agent or such Lender deems necessary for the mitigation of claims by those authorities against the Administrative Agent or such Lender or any of its subsidiaries or affiliates. In addition, each of the Administrative Agent and the Lenders may disclose the existence of this Agreement and information about this Agreement to market data collectors, similar service providers to the lending industry and service providers to the Administrative Agent or the Lenders in connection with the administration and management of this Agreement, the other Loan Documents, the Commitments and the Loan. For purposes of this Section, “Information” means all information received from any Loan Party or any Subsidiary thereof relating to any Loan Party or any Subsidiary thereof or any of their respective businesses, other than any such information that is publicly available to the Administrative Agent or any Lender prior to disclosure by any Loan Party or any Subsidiary thereof other than as a result of a breach of this Section; provided that, in the case of information received from a Loan Party or any Subsidiary thereof after the date hereof, such information is clearly identified at the time of

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

delivery as confidential or is delivered pursuant to Sections 7.01(a), 7.01(c) or 7.01(h) hereof and is not publically available. Any Person required to maintain the confidentiality of Information as provided in this Section shall be considered to have complied with its obligation to do so if such Person has exercised the same degree of care to maintain the confidentiality of such Information as such Person would accord to its own confidential information.

Each of the Administrative Agent and the Lenders acknowledges that (i) the Information may include material non-public information concerning the Borrower or any of its Subsidiaries, (ii) it has developed compliance procedures regarding the use of material non-public information and (iii) it is required to handle such material non-public information in accordance with Applicable Law, including United States federal and state securities laws.

SECTION 9.19. Accounting Matters. If at any time any change in GAAP would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (subject to the approval of the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP.

SECTION 9.20. Term of Agreement. This Agreement shall remain in effect from the Closing Date through and including the Termination Date. No termination of this Agreement shall affect the rights and obligations of the parties hereto arising prior to such termination or in respect of any provision of this Agreement which survives such termination.

SECTION 9.21. Inconsistencies with Other Documents. In the event there is a conflict or inconsistency between this Agreement and any other Loan Document, the terms of this Agreement shall control.

ARTICLE X

TAXES AND YIELD PROTECTION

SECTION 10.01. Taxes.

(a) Payments Free of Taxes; Obligation to Withhold; Payments on Account of Taxes.

(i) Any and all payments by or on account of any obligation of the Borrower under any Loan Document shall be made without deduction or withholding for any Taxes, except as required by Applicable Law. If any Applicable Law (as determined in the good faith discretion of the Administrative Agent) requires the deduction or withholding of any Tax from any such payment by the Administrative Agent or the Borrower, then the Administrative Agent or the Borrower shall be entitled to make such deduction or withholding, upon the basis of the information and documentation to be delivered pursuant to subsection (e) below.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(ii) If the Borrower or the Administrative Agent shall be required by the Code to withhold or deduct any Taxes, including both United States federal backup withholding and withholding taxes, from any payment, then (A) the Borrower or the Administrative Agent, as the case may be, shall (x) withhold or make such deductions based upon the information and documentation it has received pursuant to subsection (e) below, and (y) timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with the Code, and (B) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 10.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(iii) If the Borrower or the Administrative Agent shall be required by any Applicable Law other than the Code to withhold or deduct any Taxes from any payment, then (A) the Borrower or the Administrative Agent, as required by such Applicable Law, shall withhold or make such deductions as are determined by it to be required based upon the information and documentation it has received pursuant to subsection (e) below, (B) the Borrower or the Administrative Agent, to the extent required by such Applicable Law, shall timely pay the full amount withheld or deducted to the relevant Governmental Authority in accordance with such Applicable Law, and (C) to the extent that the withholding or deduction is made on account of Indemnified Taxes, the sum payable by the Borrower shall be increased as necessary so that after any required withholding or the making of all required deductions (including deductions applicable to additional sums payable under this Section 10.01) the applicable Recipient receives an amount equal to the sum it would have received had no such withholding or deduction been made.

(b) Payment of Other Taxes by the Borrower. Without limiting the provisions of subsection (a) above, the Borrower shall timely pay to the relevant Governmental Authority in accordance with Applicable Law, or at the option of the Administrative Agent timely reimburse it for the payment of, any Other Taxes.

(c) Tax Indemnifications.

(i) The Borrower shall, and does hereby indemnify each Recipient, and shall make payment in respect thereof within twenty (20) days after demand therefor, for the full amount of any Indemnified Taxes (including Indemnified Taxes imposed or asserted on or attributable to amounts payable under this Section 10.01) payable or paid by such Recipient or required to be withheld or deducted from a payment to such Recipient, and any penalties, interest and reasonable expenses arising therefrom or with respect thereto, whether or not such Indemnified Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to the Borrower by a Lender (with a copy to the Administrative Agent), or by the Administrative Agent on its own behalf or on behalf of a Lender, shall be conclusive absent manifest error. The Borrower

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

shall also, and does hereby indemnify the Administrative Agent, and shall make payment in respect thereof within ten (10) days after demand therefor, for any amount which a Lender for any reason fails to pay indefeasibly to the Administrative Agent as required pursuant to Section 10.01(c)(ii) below.

(ii) Each Lender shall, and does hereby, severally indemnify and shall make payment in respect thereof within twenty (20) days after demand therefor, (A) the Administrative Agent against any Indemnified Taxes attributable to such Lender (but only to the extent that the Borrower has not already indemnified the Administrative Agent for such Indemnified Taxes and without limiting the obligation of the Borrower to do so), (B) the Administrative Agent and the Borrower, as applicable, against any Taxes attributable to such Lender’s failure to comply with the provisions of Section 9.13(d) relating to the maintenance of a Participant Register and (C) the Administrative Agent and the Borrower, as applicable, against any Excluded Taxes attributable to such Lender, in each case, that are payable or paid by the Administrative Agent or the Borrower in connection with any Loan Document, and any reasonable expenses arising therefrom or with respect thereto, whether or not such Taxes were correctly or legally imposed or asserted by the relevant Governmental Authority. A certificate as to the amount of such payment or liability delivered to any Lender by the Administrative Agent shall be conclusive absent manifest error. Each Lender hereby authorizes the Administrative Agent to set off and apply any and all amounts at any time owing to such Lender, under this Agreement or any other Loan Document against any amount due to the Administrative Agent under this clause (ii).

(d) Evidence of Payments. Upon request by the Borrower or the Administrative Agent, as the case may be, after any payment of Taxes by any Loan Party or by the Administrative Agent to a Governmental Authority as provided in this Section 10.01, the Borrower shall deliver to the Administrative Agent or the Administrative Agent shall deliver to the Borrower, as the case may be, the original or a certified copy of a receipt issued by such Governmental Authority evidencing such payment, a copy of any return required by Applicable Law to report such payment or other evidence of such payment reasonably satisfactory to the Borrower or the Administrative Agent, as the case may be.

(e) Status of Lenders; Tax Documentation.

(i) Any Lender that is entitled to an exemption from or reduction of withholding Tax with respect to payments made under any Loan Document shall deliver to the Borrower and the Administrative Agent, at the time or times reasonably requested by the Borrower or the Administrative Agent, such properly completed and executed documentation reasonably requested by the Borrower or the Administrative Agent as will permit such payments to be made without withholding or at a reduced rate of withholding. In addition, any Lender, if reasonably requested by the Borrower or the Administrative Agent, shall deliver such other documentation prescribed by Applicable Law or reasonably requested by the Borrower or the Administrative Agent as will enable the Borrower or the Administrative Agent to determine whether or not such Lender is subject to backup withholding or information reporting requirements. Notwithstanding anything to the contrary in the preceding two sentences, the completion, execution and submission of such documentation (other than such documentation set forth in Section 10.01(e)(ii)(A), (ii)(B) and (ii)(D) below) shall not be required if in the Lender’s

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

reasonable judgment such completion, execution or submission would subject such Lender to any material unreimbursed cost or expense or would materially prejudice the legal or commercial position of such Lender.

(ii) Without limiting the generality of the foregoing, in the event that the Borrower is a U.S. Person,

(A)	any Lender that is a U.S. Person shall deliver to the Borrower and the Administrative Agent on or prior to the date on which such Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of IRS Form W-9 certifying that such Lender is exempt from U.S. federal backup withholding tax;

(B)	any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), whichever of the following is applicable:

(1)	in the case of a Foreign Lender claiming the benefits of an income tax treaty to which the United States is a party (x) with respect to payments of interest under any Loan Document, executed originals of IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “interest” article of such tax treaty and (y) with respect to any other applicable payments under any Loan Document, IRS Form W-8BEN establishing an exemption from, or reduction of, U.S. federal withholding Tax pursuant to the “business profits” or “other income” article of such tax treaty;

(2)	executed originals of IRS Form W-8ECI;

(3)	in the case of a Foreign Lender claiming the benefits of the exemption for portfolio interest under Section 881(c) of the Code, (x) a certificate substantially in the form of Exhibit G-1 to the effect that such Foreign Lender is not a “bank” within the meaning of Section 881(c)(3)(A) of the Code, a “10 percent shareholder” of the Borrower within the meaning of Section 881(c)(3)(B) of the Code, or a “controlled foreign corporation” described in Section 881(c)(3)(C) of the Code (a “U.S. Tax Compliance Certificate”) and (y) executed originals of IRS Form W-8BEN; or

(4)

to the extent a Foreign Lender is not the beneficial owner, executed originals of IRS Form W-8IMY, accompanied by IRS Form W-8ECI, IRS Form W-8BEN, a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-2 or Exhibit G-3, IRS Form W-9, and/or other

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

certification documents from each beneficial owner, as applicable; provided that if the Foreign Lender is a partnership and one or more direct or indirect partners of such Foreign Lender are claiming the portfolio interest exemption, such Foreign Lender may provide a U.S. Tax Compliance Certificate substantially in the form of Exhibit G-4 on behalf of each such direct and indirect partner;

(C)	any Foreign Lender shall, to the extent it is legally entitled to do so, deliver to the Borrower and the Administrative Agent (in such number of copies as shall be requested by the recipient) on or prior to the date on which such Foreign Lender becomes a Lender under this Agreement (and from time to time thereafter upon the reasonable request of the Borrower or the Administrative Agent), executed originals of any other form prescribed by Applicable Law as a basis for claiming exemption from or a reduction in U.S. federal withholding Tax, duly completed, together with such supplementary documentation as may be prescribed by Applicable Law to permit the Borrower or the Administrative Agent to determine the withholding or deduction required to be made; and

(D)	if a payment made to a Lender under any Loan Document would be subject to U.S. federal withholding Tax imposed by FATCA if such Lender were to fail to comply with the applicable reporting requirements of FATCA (including those contained in Section 1471(b) or 1472(b) of the Code, as applicable), such Lender shall deliver to the Borrower and the Administrative Agent at the time or times prescribed by law and at such time or times reasonably requested by the Borrower or the Administrative Agent such documentation prescribed by Applicable Law (including as prescribed by Section 1471(b)(3)(C)(i) of the Code) and such additional documentation reasonably requested by the Borrower or the Administrative Agent as may be necessary for the Borrower and the Administrative Agent to comply with their obligations under FATCA and to determine that such Lender has complied with such Lender’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. Solely for purposes of this clause (D), “FATCA” shall include any amendments made to FATCA after the date of this Agreement.

(iii) Each Lender agrees that if any form or certification it previously delivered pursuant to this Section 10.01 expires or becomes obsolete or inaccurate in any respect, it shall update such form or certification or promptly notify the Borrower and the Administrative Agent in writing of its legal inability to do so.

(f) Treatment of Certain Refunds. Unless required by Applicable Law, at no time shall the Administrative Agent have any obligation to file for or otherwise pursue on behalf of a Lender, or have any obligation to pay to any Lender, any refund of Taxes withheld or deducted from funds paid for the account of such Lender. If any Recipient determines, in its sole discretion exercised in good faith, that it has received a refund of any Taxes as to which it has

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

been indemnified by the Borrower or with respect to which the Borrower has paid additional amounts pursuant to this Section 10.01, it shall pay to the Borrower an amount equal to such refund (but only to the extent of indemnity payments made, or additional amounts paid, by the Borrower under this Section 10.01 with respect to the Taxes giving rise to such refund), net of all out-of-pocket expenses (including Taxes) incurred by such Recipient, as the case may be, and without interest (other than any interest paid by the relevant Governmental Authority with respect to such refund), provided that the Borrower, upon the request of the Recipient, agrees to repay the amount paid over to the Borrower (plus any penalties, interest or other charges imposed by the relevant Governmental Authority) to the Recipient in the event the Recipient is required to repay such refund to such Governmental Authority. Notwithstanding anything to the contrary in this subsection, in no event will the applicable Recipient be required to pay any amount to the Borrower pursuant to this subsection the payment of which would place the Recipient in a less favorable net after-Tax position than such Recipient would have been in if the Tax subject to indemnification and giving rise to such refund had not been deducted, withheld or otherwise imposed and the indemnification payments or additional amounts with respect to such Tax had never been paid. This subsection shall not be construed to require any Recipient to make available its tax returns (or any other information relating to its taxes that it deems confidential) to the Borrower or any other Person.

(g) Survival. Each party’s obligations under this Section 10.01 shall survive the resignation or replacement of the Administrative Agent or any assignment of rights by, or the replacement of, a Lender, the termination of the Commitments and the repayment, satisfaction or discharge of all other Obligations.

SECTION 10.02. Increased Costs.

(a) If any Change in Law shall:

(i) impose, modify or deem applicable any reserve, special deposit, compulsory loan, insurance charge or similar requirement against assets of, deposits with or for the account of, or credit extended or participated in by, any Lender;

(ii) subject any Recipient to any Taxes (other than (A) Indemnified Taxes and (B) Excluded Taxes) on its loans, loan principal, letters of credit, commitments, or other obligations, or its deposits, reserves, other liabilities or capital attributable thereto; or

(iii) impose on any Lender any other condition, cost or expense (other than Taxes) affecting this Agreement or Loans made by such Lender;

and the result of any of the foregoing shall be to reduce the amount of any sum received or receivable by such Lender hereunder (whether of principal, interest or any other amount) then, upon request of such Lender, the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender for such additional costs incurred or reduction suffered (it being understood that the provisions set forth in this Section are not intended to derogate from the Borrower’s rights provided in Section 10.03).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Capital Requirements. If any Lender determines that any Change in Law affecting such Lender or any Lending Office of such Lender or such Lender’s holding company, if any, regarding capital or liquidity requirements has or would have the effect of reducing the rate of return on such Lender’s capital or on the capital of such Lender’s holding company, if any, as a consequence of this Agreement, the Commitments of such Lender or the Loans made by such Lender, to a level below that which such Lender or such Lender’s holding company could have achieved but for such Change in Law (taking into consideration such Lender’s policies and the policies of such Lender’s holding company with respect to capital adequacy), then from time to time the Borrower will pay to such Lender such additional amount or amounts as will compensate such Lender or such Lender’s holding company for any such reduction suffered (it being understood that the provisions set forth in this Section are not intended to derogate from the Borrower’s rights provided in Section 10.03).

(c) Certificates for Reimbursement. A certificate of a Lender setting forth the amount or amounts (together with a description and calculation of such amounts) necessary to compensate such Lender or its holding company, as the case may be, as specified in subsection (a) or (b) of this Section and delivered to the Borrower shall be conclusive absent manifest error. The Borrower shall pay such Lender the amount shown as due on any such certificate within fifteen (15) Business Days after receipt thereof.

(d) Delay in Requests. Failure or delay on the part of any Lender to demand compensation pursuant to the foregoing provisions of this Section 10.02 shall not constitute a waiver of such Lender’s right to demand such compensation, provided that the Borrower shall not be required to compensate a Lender pursuant to the foregoing provisions of this Section for any increased costs incurred or reductions suffered more than 180 days prior to the date that such Lender notifies the Borrower of the Change in Law giving rise to such increased costs or reductions and of such Lender’s intention to claim compensation therefor (except that, if the Change in Law giving rise to such increased costs or reductions is retroactive, then the 180 day period referred to above shall be extended to include the period of retroactive effect thereof, but in any event, shall not extend more than 365 days prior to the date that such notice was received by the Borrower).

SECTION 10.03. Mitigation Obligations.

(a) Designation of a Different Lending Office. If any Lender requests compensation under Section 10.02, or requires the Borrower to pay any Indemnified Taxes or additional amounts to any Lender pursuant to Section 10.01, or any Governmental Authority for the account of any Lender pursuant to Section 10.01, then at the request of the Borrower, such Lender shall, as applicable, use reasonable efforts to designate a different Lending Office for funding or booking its Loans hereunder or to assign its rights and obligations hereunder to another of its offices, branches or affiliates, if, in the judgment of such Lender, such designation or assignment (i) would eliminate or reduce amounts payable pursuant to Section 10.01 or 10.02 as the case may be, in the future, as applicable, and (ii) in each case, would not subject such Lender to any unreimbursed cost or expense and would not otherwise be disadvantageous to such Lender. The Borrower hereby agrees to pay all reasonable costs and expenses incurred by any Lender in connection with any such designation or assignment.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(b) Replacement of Lenders. If any Lender requests compensation under Section 10.02, or if the Borrower is required to pay any Indemnified Taxes or additional amounts to any Lender or any Governmental Authority for the account of any Lender pursuant to Section 10.01 and, in each case, such Lender has declined or is unable to designate a different lending office in accordance with Section 10.03(a), or if any Lender provides notice to the Borrower pursuant to Section 3.04(b)(iii), the Borrower may replace such Lender in accordance with Section 10.04.

SECTION 10.04. Replacement of Lenders. If the Borrower is entitled to replace a Lender pursuant to the provisions of Section 10.03, or if any Lender is a Non-Consenting Lender, then the Borrower may, at its sole expense and effort, upon notice to such Lender and the Administrative Agent, either (i) repay all Obligations of the Borrower owing to such Lender (without any Prepayment Fee) relating to the Loans held by such Lender or (ii) require such Lender to assign and delegate, without recourse (in accordance with and subject to the restrictions contained in, and consents required by, Section 9.13), all of its interests, rights (other than its existing rights to payments pursuant to Sections 10.01 and 10.02) and obligations under this Agreement and the related Loan Documents to an Eligible Assignee that shall assume such obligations (which assignee may be another Lender, if a Lender accepts such assignment), provided that:

(a) such Lender shall have received payment of an amount equal to 100% of the outstanding principal of its Loans, accrued interest thereon, accrued fees and all other amounts payable to it hereunder and under the other Loan Documents from the assignee (to the extent of such outstanding principal and accrued interest and fees) or the Borrower (in the case of all other amounts); provided, that no Prepayment Fee shall be payable to such Lender;

(b) in the case of any such assignment resulting from a claim for compensation under Section 10.02 or payments required to be made pursuant to Section 10.01, such assignment will result in a reduction in such compensation or payments thereafter;

(c) such assignment does not conflict with Applicable Law; and

(d) in the case of an assignment resulting from a Lender becoming a Non-Consenting Lender, the applicable assignee shall have consented to the applicable amendment, waiver or consent.

(e) A Lender shall not be required to make any such assignment or delegation if, prior thereto, as a result of a waiver by such Lender or otherwise, the circumstances entitling the Borrower to require such assignment and delegation cease to apply.

All of the Borrower’s obligations under this Article X shall survive termination of the Commitments, repayment of all other Obligations hereunder, resignation of the Administrative Agent and the Maturity Date.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ARTICLE XI

ADMINISTRATIVE AGENT

SECTION 11.01. Appointment and Authority.

(a) Appointment. Each of the Lenders hereby irrevocably appoints Bank of America to act on its behalf as the Administrative Agent hereunder and under the other Loan Documents and authorizes the Administrative Agent to take such actions on its behalf and to exercise such powers as are delegated to the Administrative Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article are solely for the benefit of the Administrative Agent and the Lenders, and neither the Borrower nor any other Loan Party shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Documents (or any other similar term) with reference to the Administrative Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any Applicable Law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

(b) Collateral Agent. The Administrative Agent shall also act as the “collateral agent” under the Loan Documents, and each of the Lenders hereby irrevocably appoints and authorizes the Administrative Agent to act as the agent of such Lender for purposes of acquiring, holding and enforcing any and all Liens on Collateral granted by any of the Loan Parties to secure any of the Secured Obligations, together with such powers and discretion as are reasonably incidental thereto. In this connection, the Administrative Agent, as “collateral agent” and any co-agents, sub-agents and attorneys-in-fact appointed by the Administrative Agent pursuant to Section 11.05 for purposes of holding or enforcing any Lien on the Collateral (or any portion thereof) granted under the Loan Documents, or for exercising any rights and remedies thereunder at the direction of the Administrative Agent), shall be entitled to the benefits of all provisions of this Article XI and Article IX (including Section 9.06(c) as though such co-agents, sub-agents and attorneys-in-fact were the “collateral agent” under the Loan Documents) as if set forth in full herein with respect thereto.

SECTION 11.02. Rights as a Lender. The Person serving as the Administrative Agent hereunder shall have the same rights and powers in its capacity as a Lender, if such Person is a Lender, as any other Lender and may exercise the same as though it were not the Administrative Agent and the term “Lender” or “Lenders” shall, unless otherwise expressly indicated or unless the context otherwise requires, include the Person serving as the Administrative Agent hereunder in its individual capacity. Such Person and its Affiliates may accept deposits from, lend money to, own securities of, act as the financial advisor or in any other advisory capacity for and generally engage in any kind of business with the Borrower or any Subsidiary or other Affiliate thereof as if such Person were not the Administrative Agent hereunder and without any duty to account therefor to the Lenders.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 11.03. Exculpatory Provisions. The Administrative Agent shall not have any duties or obligations except those expressly set forth herein and in the other Loan Documents, and its duties hereunder shall be administrative in nature. Without limiting the generality of the foregoing, the Administrative Agent:

(a) shall not be subject to any fiduciary or other implied duties, regardless of whether a Default has occurred and is continuing;

(b) shall not have any duty to take any discretionary action or exercise any discretionary powers, except discretionary rights and powers expressly contemplated hereby or by the other Loan Documents that the Administrative Agent is required to exercise as directed in writing by the Required Lenders (or such other number or percentage of the Lenders as shall be expressly provided for herein or in the other Loan Documents), provided that the Administrative Agent shall not be required to take any action that, in its opinion or the opinion of its counsel, may expose the Administrative Agent to liability or that is contrary to any Loan Document or Applicable Law, including for the avoidance of doubt any action that may be in violation of the automatic stay under any Debtor Relief Law; and

(c) shall not, except as expressly set forth herein and in the other Loan Documents, have any duty to disclose, and shall not be liable for the failure to disclose, any information relating to the Borrower or any of its Affiliates that is communicated to or obtained by the Person serving as the Administrative Agent or any of its Affiliates in any capacity.

The Administrative Agent shall not be liable for any action taken or not taken by it (i) with the consent or at the request of the Required Lenders (or such other number or percentage of the Lenders as shall be necessary, or as the Administrative Agent shall believe in good faith shall be necessary, under the circumstances as provided in Section 9.01 and Article VIII) or (ii) in the absence of its own gross negligence or willful misconduct as determined by a court of competent jurisdiction by final and nonappealable judgment. The Administrative Agent shall be deemed not to have knowledge of any Default unless and until notice describing such Default is given in writing to the Administrative Agent by the Borrower or a Lender.

The Administrative Agent shall not be responsible for or have any duty to ascertain or inquire into (i) any statement, warranty or representation made in or in connection with this Agreement or any other Loan Document, (ii) the contents of any certificate, report or other document delivered hereunder or thereunder or in connection herewith or therewith, (iii) the performance or observance of any of the covenants, agreements or other terms or conditions set forth herein or therein or the occurrence of any Default, (iv) the validity, enforceability, effectiveness or genuineness of this Agreement, any other Loan Document or any other agreement, instrument or document or (v) the satisfaction of any condition set forth in Article V or elsewhere herein, other than to confirm receipt of items expressly required to be delivered to the Administrative Agent.

SECTION 11.04. Reliance by the Administrative Agent. The Administrative Agent shall be entitled to rely upon, and shall not incur any liability for relying upon, any notice, request, certificate, consent, statement, instrument, document or other writing (including any electronic message, Internet or intranet website posting or other distribution) believed by it to be genuine and to have been signed, sent or otherwise authenticated by the proper Person. The Administrative Agent also may rely upon any statement made to it orally or by telephone and

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

believed by it to have been made by the proper Person, and shall not incur any liability for relying thereon. In determining compliance with any condition hereunder to the making of a Loan that by its terms must be fulfilled to the satisfaction of a Lender, the Administrative Agent may presume that such condition is satisfactory to such Lender unless the Administrative Agent shall have received notice to the contrary from such Lender prior to the making of such Loan. The Administrative Agent may consult with legal counsel (who may be counsel for the Borrower), independent accountants and other experts selected by it, and shall not be liable for any action taken or not taken by it in accordance with the advice of any such counsel, accountants or experts.

SECTION 11.05. Delegation of Duties. The Administrative Agent may perform any and all of its duties and exercise its rights and powers hereunder or under any other Loan Document by or through any one or more sub agents appointed by the Administrative Agent. The Administrative Agent and any such sub agent may perform any and all of its duties and exercise its rights and powers by or through their respective Related Parties. The exculpatory provisions of this Article shall apply to any such sub agent and to the Related Parties of the Administrative Agent and any such sub agent, and shall apply to their respective activities in connection with the syndication of the credit facilities provided for herein as well as activities as Administrative Agent. The Administrative Agent shall not be responsible for the negligence or misconduct of any sub-agents except to the extent that a court of competent jurisdiction determines in a final and non appealable judgment that the Administrative Agent acted with gross negligence or willful misconduct in the selection of such sub-agents.

SECTION 11.06. Resignation of Administrative Agent.

(a) The Administrative Agent may at any time give notice of its resignation to the Lenders and the Borrower. Upon receipt of any such notice of resignation, the Required Lenders shall have the right, in consultation with the Borrower, to appoint a successor, which shall be a bank with an office in the United States, or an Affiliate of any such bank with an office in the United States. If no such successor shall have been so appointed by the Required Lenders and shall have accepted such appointment within 30 days after the retiring Administrative Agent gives notice of its resignation (or such earlier day as shall be agreed by the Required Lenders) (the “Resignation Effective Date”), then the retiring Administrative Agent may (but shall not be obligated to) on behalf of the Lenders, appoint a successor Administrative Agent meeting the qualifications set forth above. Whether or not a successor has been appointed, such resignation shall become effective in accordance with such notice on the Resignation Effective Date.

(b) With effect from the Resignation Effective Date (1) the retiring Administrative Agent shall be discharged from its duties and obligations hereunder and under the other Loan Documents (except that in the case of any collateral security held by the Administrative Agent on behalf of the Lenders under any of the Loan Documents, the retiring Administrative Agent shall continue to hold such collateral security until such time as a successor Administrative Agent is appointed) and (2) except for any indemnity payments or other amounts then owed to the retiring Administrative Agent, all payments, communications and determinations provided to be made by, to or through the Administrative Agent shall instead be made by or to each Lender directly, until such time, if any, as the Required Lenders appoint a successor Administrative

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Agent as provided for above. Upon the acceptance of a successor’s appointment as Administrative Agent hereunder, such successor shall succeed to and become vested with all of the rights, powers, privileges and duties of the retiring Administrative Agent (other than as provided in Section 10.01(g) and other than any rights to indemnity payments or other amounts owed to the retiring Administrative Agent as of the Resignation Effective Date), and the retiring Administrative Agent shall be discharged from all of its duties and obligations hereunder or under the other Loan Documents (if not already discharged therefrom as provided above in this Section). The fees payable by the Borrower to a successor Administrative Agent shall be the same as those payable to its predecessor unless otherwise agreed between the Borrower and such successor. After the retiring Administrative Agent’s resignation hereunder and under the other Loan Documents, the provisions of this Article and Section 9.06 shall continue in effect for the benefit of such retiring Administrative Agent, its sub agents and their respective Related Parties in respect of any actions taken or omitted to be taken by any of them while the retiring Administrative Agent was acting as Administrative Agent.

SECTION 11.07. Non-Reliance on Administrative Agent and Other Lenders. Each Lender acknowledges that it has, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Agreement. Each Lender also acknowledges that it will, independently and without reliance upon the Administrative Agent or any other Lender or any of their Related Parties and based on such documents and information as it shall from time to time deem appropriate, continue to make its own decisions in taking or not taking action under or based upon this Agreement, any other Loan Document or any related agreement or any document furnished hereunder or thereunder.

SECTION 11.08. Administrative Agent May File Proofs of Claim; Credit Bidding. In case of the pendency of any proceeding under any Debtor Relief Law or any other similar judicial proceeding relative to any Loan Party, the Administrative Agent (irrespective of whether the principal of any Loan shall then be due and payable as herein expressed or by declaration or otherwise and irrespective of whether the Administrative Agent shall have made any demand on the Borrower) shall be entitled and empowered, by intervention in such proceeding or otherwise:

(a) to file and prove a claim for the whole amount of the principal and interest owing and unpaid in respect of the Loans and all other Obligations that are owing and unpaid and to file such other documents as may be necessary or advisable in order to have the claims of the Lenders and the Administrative Agent (including any claim for the reasonable compensation, expenses, disbursements and advances of the Lenders and the Administrative Agent and their respective agents and counsel and all other amounts due the Lenders and the Administrative Agent under Section 9.06) allowed in such judicial proceeding; and

(b) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Lender to make such payments to the Administrative Agent and, in the event that the Administrative Agent shall consent to the making

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

of such payments directly to the Lenders to pay to the Administrative Agent any amount due for the reasonable compensation, expenses, disbursements and advances of the Administrative Agent and its agents and counsel, and any other amounts due the Administrative Agent under Section 9.06.

Nothing contained herein shall be deemed to authorize the Administrative Agent to authorize or consent to or accept or adopt on behalf of any Lender any plan of reorganization, arrangement, adjustment or composition affecting the Obligations or the rights of any Lender to authorize the Administrative Agent to vote in respect of the claim of any Lender in any such proceeding.

The Secured Parties hereby irrevocably authorize the Administrative Agent, at the direction of the Required Lenders, to credit bid all or any portion of the Obligations (including accepting some or all of the Collateral in satisfaction of some or all of the Secured Obligations pursuant to a deed in lieu of foreclosure or otherwise) and in such manner purchase (either directly or through one or more acquisition vehicles) all or any portion of the Collateral (a) at any sale thereof conducted under the provisions of the Bankruptcy Code of the United States, including under Sections 363, 1123 or 1129 of the Bankruptcy Code of the United States, or any similar Applicable Law in any other jurisdictions to which a Loan Party is subject, (b) at any other sale or foreclosure or acceptance of collateral in lieu of debt conducted by (or with the consent or at the direction of) the Administrative Agent (whether by judicial action or otherwise) in accordance with any Applicable Law. In connection with any such credit bid and purchase, the Obligations owed to the Secured Parties shall be entitled to be, and shall be, credit bid on a ratable basis (with Obligations with respect to contingent or unliquidated claims receiving contingent interests in the acquired assets on a ratable basis that would vest upon the liquidation of such claims in an amount proportional to the liquidated portion of the contingent claim amount used in allocating the contingent interests) in the asset or assets so purchased (or in the Equity Interests or debt instruments of the acquisition vehicle or vehicles that are used to consummate such purchase). In connection with any such bid (i) the Administrative Agent shall be authorized to form one or more acquisition vehicles to make a bid, (ii) to adopt documents providing for the governance of the acquisition vehicle or vehicles (provided that any actions by the Administrative Agent with respect to such acquisition vehicle or vehicles, including any disposition of the assets or Equity Interests thereof shall be governed, directly or indirectly, by the vote of the Required Lenders, irrespective of the termination of this Agreement and without giving effect to the limitations on actions by the Required Lenders contained in clauses (a) through (i) of Section 9.01 of this Agreement, (iii) the Administrative Agent shall be authorized to assign the relevant Obligations to any such acquisition vehicle pro rata by the Lenders, as a result of which each of the Lenders shall be deemed to have received a pro rata portion of any Equity Interests and/or debt instruments issued by such an acquisition vehicle on account of the assignment of the Obligations to be credit bid, all without the need for any Lender or acquisition vehicle to take any further action, and (iv) to the extent that Obligations that are assigned to an acquisition vehicle are not used to acquire Collateral for any reason (as a result of another bid being higher or better, because the amount of Obligations assigned to the acquisition vehicle exceeds the amount of debt credit bid by the acquisition vehicle or otherwise), such Obligations shall automatically be reassigned to the Lenders pro rata and the Equity Interests and/or debt instruments issued by any acquisition vehicle on account of the Obligations that had been assigned to the acquisition vehicle shall automatically be cancelled, without the need for any Lender or any acquisition vehicle to take any further action.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SECTION 11.09. Collateral and Guaranty Matters. Without limiting the provisions of Section 11.08, the Lenders irrevocably authorize the Administrative Agent, at its option and in its discretion, to release any Lien on any property granted to or held by the Administrative Agent under any Loan Document (i) upon termination of the Commitments and payment in full of all Obligations (other than contingent indemnification obligations), (ii) that is sold or otherwise disposed of or to be sold or otherwise disposed of as part of or in connection with any sale or other disposition permitted hereunder or under any other Loan Document, or (iii) subject to Section 9.01, if approved, authorized or ratified in writing by the Required Lenders.

Upon request by the Administrative Agent at any time, the Required Lenders will confirm in writing the Administrative Agent’s authority to release its interest in particular types or items of property pursuant to this Section 11.09.

The Administrative Agent shall not be responsible for or have a duty to ascertain or inquire into any representation or warranty regarding the existence, value or collectability of the Collateral, the existence, priority or perfection of the Administrative Agent’s Lien thereon, or any certificate prepared by any Loan Party in connection therewith, nor shall the Administrative Agent be responsible or liable to the Lenders for any failure to monitor or maintain any portion of the Collateral.

[Remainder of page intentionally left blank]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION, as the Borrower

By:	/s/ Mark W. Marinko
Name: Mark W. Marinko
Title: Senior Vice President and Chief Financial Officer

GREAT LAKES DREDGE & DOCK COMPANY, LLC, as the Guarantor

By:	/s/ Mark W. Marinko
Name: Mark W. Marinko
Title: Senior Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ Bridgett J. Manduk Mowry
Name: Bridgett J. Manduk Mowry
Title: Vice President

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Rebecca C. Stirnkorb
Name: Rebecca C. Stirnkorb
Title: Authorized Signer

PACIFIC WESTERN BANK, as a Lender

By:	/s/ Robert S. Wille
Name: Robert S. Wille
Title: Senior Vice President

SUNTRUST EQUIPMENT FINANCE & LEASING CORP., as a Lender

By:	/s/ Deborah V. Gibb
Name: Deborah V. Gibb
Title: Vice President

Signature Page to Loan and Security Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 1

Allocated Percentage Values

Vessel	Percentage
[*]	[*]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Equipment	Percentage
[*]	[*]

2

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 2

Notices

If to the Borrower or the Guarantor:	Great Lakes Dredge & Dock Corporation 2122 York Road Oak Brook, IL 60523
	Attention:	Mark W. Marinko Senior Vice President and Chief Financial Officer
Telephone: (630) 574-2960 Facsimile: (630) 574-3007 Email: mwmarinko@gldd.com

with copies to:	Jenner & Block LLP 353 N. Clark Street Chicago, IL 60654 Attention: Brian S. Hart Telephone: (312) 923-2618 Facsimile: (312) 923-2718 Email: bhart@jenner.com

If to the Administrative Agent:

Bank of America, N.A., as Administrative Agent

901 Main Street

Dallas, Texas 75202-3714

Attention: Diana Lopez

Telephone: (972) 338-3774

Facsimile: (214) 290-8384

Email: DIANA.R.LOPEZ@BAML.COM

Account:

Bank of America, N.A.

New York, New York

ABA #026009593

ACCT #1292000883

NAME: CORPORATE CREDIT SERVICES

REF: GREAT LAKES DREDGE

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with copies to:	Womble Carlyle Sandridge & Rice LLP 250 West Pratt Street Suite 1300 Baltimore, MD 21201 Attention: Merrick J. Benn Telephone: (410) 545-5822 Facsimile: (443) 769-1522 Email: mbenn@wcsr.com

2

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 3

Commitments

Lender	Commitment	Applicable Percentage
Banc of America Leasing & Capital, LLC	$15,000,000.00	30%
The Huntington National Bank	$11,666,666.67	23.3333333%
Pacific Western Bank	$11,666,666.67	23.3333333%
SunTrust Equipment Finance & Leasing Corp.	$11,666,666.66	23.3333333%

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 4

Equipment

Plant #	Name or Description	Type
218	Booster 8	Skid Mounted Booster
R010	IOWA	Cutter Suction Dredge
R011	SANDPIPER	Cutter Suction Dredge
R012	L.W.	Cutter Suction Dredge
R013	L.P.	Cutter Suction Dredge
R016	COMADOR	Cutter Suction Dredge
R017	CHRIS L	Cutter Suction Dredge
R018	LAKE LADY	Cutter Suction Dredge
R030	Booster 30-22 (22” Diesel)	Skid Mounted Booster
R031	Booster 31-22 (22” Diesel)	Skid Mounted Booster
R032	Booster 32-20 (20” Diesel)	Skid Mounted Booster
R033	Booster 33-20 (20” Diesel)	Skid Mounted Booster
R034	Booster 34-20 20” Electric-Skid Mounted	Skid Mounted Booster
R035	Booster 35-20 (20” Electric)	Skid Mounted Booster
R044	Booster 44-20	Skid Mounted Booster
R045	Booster 45-20	Skid Mounted Booster
R099	Sectional barges and transition frames	23 (10’X40’), 4 (8’X32’)

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 5

Vessels

Plant #	Vessel Name	Vessel Type	Official Number
243	FUEL BARGE 1001	New Fuel Barge	1253489
533	G. L. 175	Spider Barge	650209
575	G.L. 112	Anchor Barge	1253488
565	G.L. 111	Anchor Barge	1253487
600	DERRICK 60	Derrick	286687
606	DERRICK 66	Derrick	695433
608	DERRICK 68	Derrick	252050
609	DERRICK 69	Derrick	530661
610	DERRICK 70	Derrick	1212358
604	DERRICK 64	Derrick	1184264
306	JACK NEWMAN	Tug	293297
316	MCCORMACK BOYS	Tug	646543
433	G.L. 33	Dump Scow	612272
435	G.L. 35	Dump Scow	563732
463	G.L. 63	Dump Scow	922736
464	G.L. 64	Dump Scow	922737
365	MUSKEGON RIVER	Survey Boat	1226788
366	SAGINAW RIVER	Survey Boat	1236901
R015	LITTLE ROCK	Cutter Suction Dredge	531592

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 6

Existing Liens

None.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Schedule 7

Other Trade Names

The Loan Parties have not used any trade names or fictitious names within the five-year period preceding the date hereof, except for the following names in the respective jurisdictions:

Borrower:

1.	“Great Lakes Dredge & Dock Corporation of Delaware” was used in the following jurisdictions:

a.	Alaska

b.	Florida

c.	Iowa

d.	Louisiana

e.	Maine

f.	Missouri

g.	South Carolina

h.	Tennessee

i.	Texas

j.	Wisconsin

2.	“Great Lakes Dredging Corporation” was used in California; and

3.	“L.W. Matteson, Inc., a division of Great Lakes Dredge & Dock Corporation” was used in Iowa.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit A

Form of Promissory Note

2

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

TERM NOTE

$	Chicago, Illinois	November 4, 2014

For value received, GREAT LAKES DREDGE & DOCK CORPORATION (the “Borrower”) promises to pay to the order of                      (the “Lender”), the principal sum of              ($        ), or such lesser amount as shall equal the unpaid principal amount of each Loan made by the Lender to the Borrower pursuant to the Loan Agreement referred to below, on the dates and in the amounts provided in the Loan Agreement. The Borrower promises to pay interest on the unpaid principal amount of this Term Note on the dates and at the rate or rates provided for in the Loan Agreement. Interest on any overdue principal of and, to the extent permitted by law, overdue interest on the principal amount hereof shall bear interest at the Default Rate, as provided for in the Loan Agreement. All such payments of principal and interest shall be made in lawful money of the United States in federal or other immediately available funds at the office of Bank of America, N.A., New York, New York, XXXXXX, XXXXXXX, NAME: CORPORATE CREDIT SERVICES, REF: GREAT LAKES DREDGE, as Administrative Agent for the benefit of the Secured Parties, or at such other address as may be specified from time to time pursuant to the Loan Agreement.

All Loans made by the Lender, the interest rates from time to time applicable thereto and all repayments of the principal thereof shall be recorded by the Lender and, prior to any transfer hereof, endorsed by the Lender on the schedule attached hereto, or on a continuation of such schedule attached to and made a part hereof; provided that the failure of the Lender to make, or any error of the Lender in making, any such recordation or endorsement shall not affect the obligations of the Borrower hereunder or under the Loan Agreement. This Term Note is secured by, among other security, the Collateral Documents, as the same may be modified or amended from time to time.

This Term Note is one of the Notes referred to in the Loan and Security Agreement (as amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”) dated as of November 4, 2014 among the Lender, the Borrower, Great Lakes Dredge & Dock Company, LLC, as Guarantor, Bank of America, N.A., as Administrative Agent for the Secured Parties, and the Lenders from time to time party thereto. Terms defined in the Loan Agreement are used herein with the same meanings. Reference is made to the Loan Agreement for provisions for the prepayment and the repayment hereof and the acceleration of the maturity hereof.

The Borrower hereby waives presentment, demand, protest, notice of demand, protest and nonpayment and any other notice required by law relative hereto, except to the extent as otherwise may be expressly provided for in the Loan Agreement.

The Borrower agrees, in the event that this Term Note or any portion hereof is collected by law or through an attorney at law, to pay all reasonable costs of collection, including, without limitation, reasonable attorneys’ fees.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Borrower has caused this Term Note to be duly executed under seal, by its duly authorized officers as of the day and year first above written.

GREAT LAKES DREDGE & DOCK CORPORATION

By:

Name:

Title:

[Signature Page to Term Note]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Term Note (cont’d)

ADVANCES AND PAYMENTS OF PRINCIPAL

Date	Interest Rate	Interest Period (if applicable)	Amount of Advance	Amount of Principal Repaid	Notation Made By

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit B

Form of First Preferred Fleet Mortgage

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

FIRST PREFERRED FLEET MORTGAGE

Given By

GREAT LAKES DREDGE & DOCK COMPANY, LLC,

As Owner

In Favor Of

BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT,

As Mortgagee

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

SYNOPSIS OF MORTGAGE

Vessels Subject to Instrument	NAME OF VESSEL	OFFICIAL NUMBER
	FUEL BARGE 1001	1253489
	G. L. 175	650209
	G.L. 112	1253488
	G.L. 111	1253487
	DERRICK 60	286687
	DERRICK 66	695433
	DERRICK 68	252050
	DERRICK 69	530661
	DERRICK 70	1212358
	DERRICK 64	1184264
	JACK NEWMAN	293297
	MCCORMACK BOYS	646543
	G.L. 33	612272
	G.L. 35	563732
	G.L. 63	922736
	G.L. 64	922737
	MUSKEGON RIVER	1226788
	SAGINAW RIVER	1236901
	LITTLE ROCK	531592

Type of Instrument:	First Preferred Fleet Mortgage

Effective Date of Instrument:	November 4, 2014

Name of Owner	Great Lakes Dredge & Dock Company, LLC

Percentage of Vessel owned:	100%

Address of Owner:	2122 York Road Oak Brook, IL 60523

Name of Mortgagee:	Bank of America, N.A., as Administrative Agent

Address of Mortgagee:	One Independence Center 101 N. Tryon St. Charlotte, NC, 28255-0001

Total Amount of Mortgage:	Fifty Million United States Dollars $50,000,000, plus interest, fees, costs and expenses

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

FIRST PREFERRED FLEET MORTGAGE

THIS FIRST PREFERRED FLEET MORTGAGE is effective as of November 4, 2014 (this “Mortgage”) by GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company with offices at 2122 York Road, Oak Brook, IL 60523 (the “Owner”), in favor of BANK OF AMERICA, N.A., a national banking association, as Administrative Agent for the lenders from time to time party to the Loan Agreement referred to below, having an address at One Independence Center, 101 N. Tryon St., Charlotte, NC, 28255-0001 (Bank of America, N.A. acting in such capacity, the “Mortgagee”).

RECITALS

WHEREAS, the Owner is the sole legal owner of the whole of the following vessels (collectively, the “Vessels” and individually a “Vessel”), which Vessels being duly documented in the name of the Owner under the laws and flag of the United States of America:

NAME OF VESSEL	OFFICIAL NUMBER
FUEL BARGE 1001	1253489
G. L. 175	650209
G.L. 112	1253488
G.L. 111	1253487
DERRICK 60	286687
DERRICK 66	695433
DERRICK 68	252050
DERRICK 69	530661
DERRICK 70	1212358
DERRICK 64	1184264
JACK NEWMAN	293297
MCCORMACK BOYS	646543
G.L. 33	612272
G.L. 35	563732
G.L. 63	922736
G.L. 64	922737
MUSKEGON RIVER	1226788
SAGINAW RIVER	1236901
LITTLE ROCK	531592

WHEREAS, Great Lakes Dredge & Dock Corporation, a Delaware corporation (“Great Lakes”, or the “Borrower”), the Owner’s direct parent corporation, has entered into that certain Loan and Security Agreement dated as of November 4, 2014 by and among the Borrower, the Owner, as Guarantor, the financial institutions from time to time party thereto as Lenders and Bank of America, N.A., as Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified in writing from time to time, the “Loan Agreement”), under which loans and other financial accommodations heretofore have been and may hereafter be made to or for the benefit of the Borrower;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

WHEREAS, the Owner has entered into that certain Guaranty dated as of November 4, 2014 (as the same may be amended, restated, supplemented or otherwise modified in writing from time to time, the “Guaranty”), pursuant to which the Owner has guaranteed all of the Obligations (which guaranty obligations of the Owner and the Borrower, all other payment and performance obligations of the Owner under this Mortgage, and all other obligations of the Owner and Borrower under the other Loan Documents to which the Owner and the Borrower are each a party, are hereinafter referred to collectively as the “Secured Indebtedness”);

WHEREAS, the Owner has agreed to secure the Secured Indebedness with, among other things, a first preferred fleet mortgage on certain vessels owned by the Owner and documented under the laws of the United States in the maximum principal amount of U.S. $50,000,000, plus interest, expenses and fees; and

WHEREAS, the Loan Agreement (excluding Exhibits and Schedules) is attached to this Mortgage as Exhibit A hereto;

NOW, THEREFORE, THIS MORTGAGE WITNESSETH:

1. Definitions. Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Loan Agreement. The rules of usage and interpretation set forth in the Loan Agreement shall apply to terms defined herein.

2. Mortgage. In consideration of the premises and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and to secure the payment of the Secured Indebtedness and to secure the performance and observance of and compliance with the covenants, terms and conditions contained in this Mortgage and the performance of and compliance with conditions of the Loan Agreement and the other Loan Documents, the Owner has granted, conveyed and mortgaged, and does by these presents grant, convey and mortgage, to and in favor of the Mortgagee, for the benefit of the Secured Parties, the whole of the Vessels, together with (i) all of the boilers, engines, machinery, masts, rigging, boats, anchors, chains, cables, tackle, apparel, spare gear, fuel, consumable or other stores, equipment and all other appurtenances thereto appertaining or belonging to the Vessels, whether now owned or hereafter acquired, whether on board or not, (ii) all additions, improvements and replacements hereafter made in or to the Vessels, or any part thereof, except such equipment and stores that, when placed aboard the Vessels, do not become the property of the Owner and leased equipment not belonging to the Owner, and (iii) all logs, books and records pertaining to the use and operation of the Vessels, TO HAVE AND TO HOLD the same unto the Mortgagee, for the benefit of the Secured Parties, forever, upon the terms set forth in this Mortgage for the enforcement of the payment of the Secured Indebtedness and to secure the performance and observance of and compliance with the covenants, terms and conditions contained in this Mortgage, the Loan Agreement and the other Loan Documents;

PROVIDED, HOWEVER, and the conditions of these presents are such that the Mortgagee agrees that the liens created by this Mortgage and the estate and rights hereby granted shall cease, determine and terminate upon the Termination Date, and in such event, at the expense of the Owner, the Mortgagee agrees to execute all such documents as the Owner may reasonably request to discharge this Mortgage under the laws of the United States of America; otherwise to be and remain in full force and effect.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

It is declared and hereby agreed that the security created by this Mortgage shall be held by the Mortgagee, for the benefit of the Secured Parties, as a continuing security for the payment of the Secured Indebtedness.

3. Representations and Warranties. The Owner hereby represents and warrants that:

(a) it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, has the power and authority to carry on its business as contemplated by the Loan Documents to which it is a party, and is duly authorized and qualified to document each Vessel in its name as Owner thereof under the laws and flag of the United States of America;

(b) it has full power and authority to (i) execute and deliver this Mortgage and the other Loan Documents to which it is a party, and (ii) comply with the provisions of, and perform all its obligations under, this Mortgage and the other Loan Documents to which it is a party;

(c) it has taken all necessary action (i) to authorize the execution and delivery of this Mortgage and the other Loan Documents to which it is a party, and (ii) to take title to each of the Vessels and to document each of the Vessels in its name under the laws and flag of the United States of America with a coastwise endorsement;

(d) each of this Mortgage and the other Loan Documents to which it is a party constitutes or, as the case may be, will, upon execution and delivery thereof by each of the parties thereto (and where applicable, registration thereof as provided for in this Mortgage and the Loan Documents), constitute its legal, valid and binding obligation enforceable against it in accordance with its terms, except to the extent such enforcement may be limited by any relevant bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally and by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law);

(e) it has duly executed and delivered this Mortgage and each of the other Loan Documents to which it is a party;

(f) its entry into and performance of this Mortgage and the other Loan Documents to which it is a party do not, and will not violate in any respect (i) any Applicable Law that is binding on it or its assets, or (ii) its certificate of formation or limited liability company agreement, or (iii) any agreement, contract or other undertaking, to which it is a party or that is binding on it or any of its assets;

(g) neither the execution and delivery of this Mortgage or the other Loan Documents to which it is a party, nor the consummation of the transactions contemplated hereby or thereby, nor its compliance with any of the terms and provisions hereof or thereof (i) contravenes or results in a breach of or constitutes a default under any existing judgment or order applicable to or binding on the Owner or any of its properties, or results in the creation of a Lien

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

or any obligation to provide any Lien upon any of the Vessels other than as set forth in this Mortgage and the other Loan Documents, or (ii) contravenes or results in any breach of or constitutes any default under, any indenture, mortgage, chattel mortgage, deed of trust, conditional sales contract, bank loan or loan agreement or other material agreement or instrument to which the Owner or any of its properties may be bound or affected;

(h) there are no taxes payable by it or the Mortgagee imposed by the State of Delaware or the State of Illinois or any political subdivision thereof in connection with the execution and delivery by the Owner or the Mortgagee of this Mortgage or any other Loan Document to which each respectively is a party;

(i) it has complied with, or caused to be complied with, all statutory, regulatory and other requirements concerning the ownership and operation of the Vessels, except where the failure could not reasonably be expected to have a Material Adverse Effect;

(j) all consents, licenses, approvals and authorizations (including any approvals of the U.S. Maritime Administration and U.S. Coast Guard) required for the entry into, performance, validity and enforceability of, this Mortgage and the other Loan Documents to which it is a party have been duly obtained and are in full force and effect, and all stamp, registration or similar taxes or fees to be paid in or in relation to the this Mortgage or the other Loan Documents have been paid other than (i) consents, authorizations, filings or other acts or consents for which the failure to obtain or make could not, individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) with respect to the validity and enforceability of the Mortgage under the laws of the United States, filings under the UCC, or the United States federal Ship Mortgage Act of 1920, as applicable and (iii) filings and recordings necessary to perfect and maintain the Liens created under the Loan Documents;

(k) if classed, each Vessel is free of any overdue recommendations and conditions affecting her class;

(l) each of the Vessels is duly documented in the name of the Owner under the laws and flag of the United States of America eligible to engage in the coastwise trade of the United States of America;

(m) each of the Vessels is in the absolute and unencumbered ownership of the Owner except for this Mortgage and any Permitted Encumbrances, and Owner will warrant and defend the title and possession of each of the Vessels and of every part thereof for the benefit of the Mortgagee and the other Secured Parties against the claims and demands of all persons whomsoever; and

(n) each of the Vessels complies with all Applicable Laws as are applicable to similar vessels documented under U.S. flag and engaged in the same or similar service as each Vessel is or is to be engaged, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4. Covenants. The Owner hereby covenants and agrees to (i) pay the Secured Indebtedness to the Mortgagee and the other Secured Parties, and (ii) observe and perform and comply with the terms and conditions herein and in the other Loan Documents to which it is a party on its part to be observed, performed or complied with; and further covenants and undertakes at all times throughout the term hereof (unless otherwise specified):

(a) to remain authorized to document each Vessel in its name under the flag of the United States of America with a coastwise endorsement;

(b) at no expense or cost to the Mortgagee or any other Secured Party, to insure and keep each Vessel insured in accordance with Section 7.01(o) of the Loan Agreement;

(c) to promptly notify the Mortgagee of the actual or constructive Total Loss of a Vessel or the agreed or compromised Total Loss of a Vessel, or the arrest, capture, condemnation, confiscation, registration, seizure or forfeiture of a Vessel;

(d) to keep each Vessel duly documented under the flag of the United States of America qualified to engage in the coastwise trade of the United States of America, and to do or suffer to be done nothing whereby such documentation or qualification may be forfeited or canceled;

(e) at all times to remain a “citizen of the United States” within the meaning of Section 2 of the Shipping Act, 1916, as amended and recodified as 46 U.S.C. Section 50501, et. seq. and all regulations from time to time promulgated thereunder, eligible to document and operate vessels in the coastwise trade under the laws of the United States; and

(f) to place, and at all times and places to retain, a properly certified copy of this Mortgage, together with the following printed notice, on board each Vessel and to cause such certified copy and such Vessel’s marine documents to be exhibited to any and all Persons having business therewith that might give rise to any Lien thereon and to any representatives of the Mortgagee:

NOTICE OF MORTGAGE

THIS VESSEL IS COVERED BY A FIRST PREFERRED FLEET MORTGAGE DATED NOVEMBER 4, 2014 IN FAVOR OF BANK OF AMERICA, N.A., AS ADMINISTRATIVE AGENT (THE “MORTGAGEE”), UNDER AUTHORITY OF CHAPTER 313, TITLE 46 OF THE UNITED STATES CODE. UNDER THE TERMS OF SAID MORTGAGE, NEITHER THE OWNER, ANY CHARTERER, THE MASTER OF THIS VESSEL NOR ANY OTHER PERSON HAS ANY RIGHT, POWER OR AUTHORITY TO CREATE, INCUR OR PERMIT TO BE PLACED OR IMPOSED UPON THIS VESSEL ANY LIEN WHATSOEVER OTHER THAN THE LIENS OF THE AFORESAID MORTGAGE AND LIENS FOR CURRENT CREW WAGES, GENERAL AVERAGE AND SALVAGE, LIENS COVERED BY VALID POLICIES OF INSURANCE AND LIENS PERMITTED BY SECTION 7.02(a) OF THE LOAN AGREEMENT, AND LIENS INCURRED IN THE ORDINARY COURSE OF OPERATION OF THE VESSELS THAT ARE NOT YET DUE AND PAYABLE AND ARE IN EXISTENCE LESS THAN THIRTY (30) DAYS.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5. Events of Default. If any Event of Default (as defined in the Loan Agreement) shall occur, the Mortgagee may do any or all of the following; provided, however, notwithstanding any other provision herein to the contrary, except to the extent permitted by law, no sale, transfer or other disposition of the Vessels or any interest therein may be made in violation of 46 U.S.C. Section 56101 and 46 U.S.C. Section 56102:

(a) demand payment of the Secured Indebtedness, by written notice to the Owner, whereupon such payment by the Owner to the Mortgagee shall be immediately due and payable without prejudice to any other rights and remedies of the Mortgagee (provided no demand or notices shall be required if an Event of Default shall have occurred with respect to the Owner under Sections 8.01(g) and 8.01(h) of the Loan Agreement);

(b) at any time and as often as may be necessary, take any action to protect the security created by this Mortgage and each and every expense or liability (including fees and expenses of counsel) so incurred by the Mortgagee in the protection of such security shall be repayable to the Mortgagee by the Owner on demand, together with interest thereon at the Default Rate from the date on which such expense or liability was incurred by the Mortgagee until full payment is received. The Owner promptly shall execute and deliver, or cause to be executed and delivered, to the Mortgagee such documents, if any, and shall promptly do and perform such acts, if any, as in the reasonable opinion of the Mortgagee or its counsel are necessary or advisable to facilitate or expedite the protection, maintenance and enforcement of the security created by this Mortgage;

(c) exercise all the rights and remedies in foreclosure and otherwise provided to mortgagees by any applicable law, including provisions of Chapter 313 or other Applicable Law, including the law of any jurisdiction where any Vessel may be found;

(d) take possession of the Vessels, whether actually or constructively and/or otherwise to take control of the Vessels, wherever they may be, without prior demand and without legal process (when permissible under Applicable Law) and cause the Owner of the Vessels forthwith upon demand of the Mortgagee to surrender possession thereof to the Mortgagee as demanded;

(e) require that all policies, contracts and other records relating to the Insurances (including details of and correspondence concerning outstanding claims) be forthwith delivered to such adjusters, brokers or other insurers as the Mortgagee may nominate;

(f) collect, recover, compromise and give a good discharge for all claims then outstanding or thereafter arising under the Insurances or any of them and to takeover or institute (if necessary using the name of the Owner) all such proceedings in connection therewith as the Mortgagee reasonably thinks fit and to permit the brokers through whom collection or recovery is effected to charge the usual brokerage therefor;

(g) discharge, compound, release or compromise claims against the Owner concerning the Vessels that have given or may give rise to any lien on the Vessels or that are or may be enforceable by proceedings against the Vessels;

(h) take appropriate judicial, extra-judicial or administrative proceedings for the foreclosure of this Mortgage and/or for the enforcement of the rights of the Mortgagee hereunder, or otherwise recover judgment for any amount due on the Secured Indebtedness;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

(i) as permitted by the laws of the United States of America and other Applicable Law, sell the Vessels at public auction, free from any claim of or by the Owner of any nature whatsoever by first giving notice of the time and place of sale with a general description of the Vessels in the following manner:

(i) by publishing such notice for ten (10) consecutive days in a daily newspaper of general circulation published in New York City, New York; and

(ii) if the place of sale should not be New York City, New York, then also by publication of a similar notice in a daily newspaper, if any, published at the place of sale; and

(iii) by sending a similar notice by telecopy confirmed by mail to the Owner at least ten (10) days before the date of sale as permitted by the laws of the United States of America and other applicable law.

Such sale of the Vessels may be held at such place and at such time as the Mortgagee in such notices may have specified, or such sale may be adjourned by the Mortgagee from time to time by announcement at the time and place appointed for such sale or for such adjourned sale and without further notice or publication the Mortgagee may make such sale at the time and place to which the same shall be so adjourned. Such sale may be conducted without bringing the Vessels to the place designated for such sale and in such manner as the Mortgagee may deem advisable, and the Mortgagee or any other Secured Party may become the purchaser at such sale and shall have the right to credit on the purchase price any and all amounts due in respect of the Secured Indebtedness, as appropriate. Any sale made in accordance with the provisions of this subsection (i) above shall be deemed made in a commercially reasonable manner insofar as the Owner is concerned;

(j) pending the sale of the Vessels (either directly or indirectly), as permitted by the laws of the United States of America and other Applicable Law, manage, charter, lease, insure, maintain or repair the Vessels and employ or lay up the Vessels upon such terms, in such manner and for such period as the Mortgagee may reasonably deem expedient and for the purpose aforesaid the Mortgagee shall be entitled to do all acts and things incidental or conducive thereto and in particular to enter into such arrangements respecting the Vessels, their insurance, management, maintenance, repair, classification and employment in all respects as if the Mortgagee were the owner of the Vessels but without any obligations to take any action with respect to the Vessels and without any responsibility for any loss thereby incurred;

(k) recover from the Owner on demand any losses as may be incurred by the Mortgagee in the exercise of the power vested in the Mortgagee under subsection (j) hereof with interest thereon at the Default Rate from the date when such losses were incurred by the Mortgagee until full payment is received; and

(l) recover from the Owner on demand all expenses, payments and disbursements (including fees and expenses of counsel) incurred by the Mortgagee in the exercise by it of any of the powers vested in it hereunder, together with interest thereon at the Default Rate from the date when such expenses, payments or disbursements were incurred by it until full payment is received;

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

PROVIDED, ALWAYS, that any sale by the Mortgagee of the Vessels or any shares therein pursuant to this Section 5 shall operate to divest all rights, title and interest of any nature whatsoever of the Owner, its successors and assigns, and all Persons claiming by, through or under the Owner in or to the Vessels or such shares so sold and upon such sale the purchaser shall not be bound to see or inquire whether the power of sale of the Mortgagee has arisen in the manner herein provided and the sale shall be deemed to be within the power of the Mortgagee and the receipt by the Mortgagee of the purchase money shall effectively discharge the purchaser, who shall not be concerned with the manner of application of the proceeds of the sale or be in any way answerable therefor. The Owner hereby irrevocably appoints the Mortgagee, for the benefit of the Secured Parties, the true and lawful attorney of the Owner, in its name and stead, to make all necessary transfers of the whole or any part of the Vessels in connection with a sale, use or other disposition pursuant to this Section 5, and for that purpose to execute all necessary instruments of assignment and transfer. Nevertheless, the Owner shall, if so requested by the Mortgagee, ratify and confirm any sale, assignment, transfer or delivery by executing and delivering such proper bill of sale, assignment, conveyance, instrument of transfer or other instrument as may be designated in such request.

6. Application of Moneys. The proceeds of any sale made either under the power of sale hereby granted to the Mortgagee, for the benefit of the Secured Parties, or under a judgment or decree in any judicial proceeding for the foreclosure of this Mortgage, or proceeds arising from the enforcement of any remedy granted to the Mortgagee hereunder, or any net earnings arising from the management, charter or other use of the Vessels by the Mortgagee under any of the powers herein granted or the proceeds of any and all Insurances and any claims for damages on account of the Vessels or the Owner of any nature whatsoever and any net earnings of the Vessels from the operation of the Vessels by the Mortgagee under any of the powers herein granted or by law provided or any Requisition Compensation shall be applied as set forth in Section 8.01 of the Loan Agreement. If the proceeds are insufficient to pay the amounts specified in paragraphs “First”, “Second”, “Third” and “Fourth” of Section 8.01 of the Loan Agreement, the Mortgagee and other Secured Parties shall be entitled to collect the balance from the Owner or any other Person liable therefor.

7. Delay and Cure. No delay or omission of the Mortgagee to exercise any right or power vested in it under this Mortgage shall impair such right or power or be construed as a waiver thereof or as an acquiescence in any default by the Owner hereunder or under the Loan Agreement, the Notes or any other Loan Document, nor shall the acceptance by the Mortgagee or any other Secured Party of any payments concerning this Mortgage from any source be deemed a waiver hereunder. However, if at any time after an Event of Default and before the actual sale of the Vessels by the Mortgagee or before any foreclosure proceedings, the Owner cures completely and promptly all Events of Default and pays promptly all expenses, advances and damages to the Mortgagee arising from such Events of Default, with interest at the Default Rate from the date when such expenses, advances and damages were incurred until full payment is received, then the Mortgagee may, in its sole discretion, accept such cure and payment and restore the Owner to its former position, but such action shall not affect any subsequent Event of Default or impair any rights consequent thereon.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

8. Delegation of Mortgagee’s Powers. The Mortgagee shall be entitled at any time and as often as may be expedient to delegate all or any of the powers and discretions vested in it by this Mortgage (including the power vested in it by virtue of Section 10 hereof) in such manner and upon such terms and to such Persons as the Mortgagee in its absolute discretion may think fit.

9. Owner’s Indemnity. Without prejudice to any other rights and remedies of the Mortgagee arising under this Mortgage, the Owner hereby agrees and undertakes to indemnify the Mortgagee and the other Secured Parties from and against any and all obligations and liabilities whatsoever and whensoever incurred by the Mortgagee or the other Secured Parties in the enforcement of the Mortgagee’s rights hereunder; provided that such indemnity shall not, as to any Indemnitee, be available to the extent that such losses, claims, damages, liabilities or related expenses are determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Indemnitee (or such Indemnitee’s Related Parties) or result from a claim brought by the Borrower or the Guarantor against an Indemnitee for breach in bad faith of such Indemnitee’s obligations hereunder or under any other Loan Document, if the Borrower or the Guarantor has obtained a final and nonappealable judgment in its favor on such claim as determined by a court of competent jurisdiction.

10. Power of Attorney.

(a) The Owner hereby irrevocably appoints the Mortgagee, for the benefit of the Secured Parties, as its attorney-in-fact (which appointment is irrevocable and coupled with an interest) for the duration of the term hereof to do in the name of the Owner or in the Mortgagee’s own name while an Event of Default has occurred and is continuing, all acts that the Owner, or its successors or assigns, could do in relation to the Vessels, including, without limitation, to demand, collect, receive, compromise, settle and sue for (insofar as the Mortgagee lawfully may), all amounts due from underwriters under the Insurances as payment for losses or as return of premiums or otherwise, salvage awards and recoveries, in general average or otherwise, and all other sums due or to become due to the Owner or arising from the Vessels, and to make, give and execute in the name of the Owner acquittance, receipts, releases, or other discharges for the same, whether under seal or otherwise, to take possession of, sell or otherwise dispose of or manage or employ the Vessels, to execute and deliver charters and a bill of sale for the Vessels, and to endorse and accept in the name of the Owner all checks, notes, drafts, warrants, agreements and all other instruments in writing with respect to the foregoing.

(b) The exercise by or on behalf of the Mortgagee of the power granted in this Section 10 shall not require any Person dealing with the Mortgagee to conduct any inquiry as to whether any Event of Default has occurred, nor shall such Person be in any way affected by notice that any Event of Default does not exist, and the exercise by the Mortgagee of such power shall, with regard to such Person, be conclusive evidence of the Mortgagee’s right to exercise the same.

11. Arrest by a Third Party. If an Event of Default shall have occurred and be continuing and one or more of the Vessels shall be arrested or detained by a marshal or other officer of any court of law, equity or admiralty jurisdiction in any country of the world or by any

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

government or other authority and shall not be released from arrest or detention within thirty (30) days from the date of arrest or detention, the Owner hereby authorizes the Mortgagee, in the name of the Owner, to apply for and receive possession of and to take possession of such Vessel(s) with all of the rights and powers that the Owner might have, possess and exercise in any such event. This authorization is irrevocable and coupled with an interest.

12. Jurisdiction. The Mortgagee shall have the right to commence proceedings in the courts of any country having jurisdiction over any Vessel. In particular, the Mortgagee shall have the right to arrest and take action against the Vessels at whatever places the Vessels shall be found lying and for the purpose of any such action, before the local court or other judicial authority with jurisdiction over the Vessels. The Owner agrees that for the purpose of proceedings against the Vessels, any writ, notice, judgment or other legal process or documents may be served upon the respective Masters of the Vessels (or upon anyone acting as the Master) and that such service shall be deemed good service on the Owner for all purposes.

13. Invalid Provisions. If any provision or provisions of this Mortgage shall be declared invalid, void or otherwise inoperative by any present or future court of competent jurisdiction in any country, the Owner will, without prejudice to any other right and remedy of the Mortgagee under this Mortgage, execute and deliver such other and further instruments and do such things as in the opinion of the Mortgagee or its counsel will be necessary or advisable to carry out the intent and spirit of this Mortgage. In any event, any such declaration of partial invalidity shall not affect the validity of any other provision or provisions of this Mortgage, which shall remain in full force and effect, or the validity of this Mortgage as a whole.

14. Further Assurance. The Owner hereby further undertakes at its own expense to execute, sign, perfect, do and (if required), register every such further assurance, document, act or thing reasonably requested by the Mortgagee for the purpose of maintaining or perfecting or exercising the security constituted by this Mortgage.

15. Cumulative Remedies. Each and every power and remedy in this Mortgage specifically given to the Mortgagee shall be in addition to every other power and remedy herein specifically given or now or hereafter existing at law, in equity, admiralty, or by statute, and each and every power and remedy, whether specifically in this Mortgage given or otherwise existing, may be exercised from time to time and as often and in such order as may be deemed expedient by the Mortgagee, and the exercise or the commencement of the exercise of any such power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other power or remedy under this Mortgage.

16. Amount of Mortgage. The total amount of obligations secured this Mortgage is Fifty Million United States Dollars ($50,000,000) (exclusive of interest, fees, costs and expenses). The discharge amount is the same as the total amount.

17. Preferred Status. Anything herein to the contrary notwithstanding, it is intended that nothing herein shall waive the preferred status of this Mortgage and that, if any provision or portion of this Mortgage shall be construed to waive its preferred status, then such provision or portion to such extent shall be void and of no effect.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

18. Notices. Notices and other communications required or permitted by this Mortgage shall, until further notice in writing of a change therein, be in writing and shall be deemed to be duly given or made when delivered (in the case of personal delivery or letter) and when dispatched (in the case of facsimile) to such party addressed to it at the address stated below (or at such address as such party may hereafter specify for such purpose to the other by notice in writing):

If to the Owner:	Great Lakes Dredge & Dock Company, LLC 2122 York Road Oak Brook, IL 60523
	Attention:	Mark W. Marinko Senior Vice President and Chief Financial Officer (630) 574-3007
Facsimile:

with copies to:	Jenner & Block LLP 353 N. Clark Street Chicago, IL 60654 Attention: Brian S. Hart Facsimile: (312) 923-2718

If to the Mortgagee:	Bank of America, N.A., as Administrative Agent 901 Main Street Dallas, Texas 75202-3714 Attn: Diana Lopez Facsimile: (214) 290-8384

A written notice includes a notice by facsimile. A notice or other communication received on a non-working day or after business hours in the place of receipt, shall be deemed to be served on the next following working day in such place.

19. Parties Bound. All the covenants, promises, stipulations and agreements of the Owner and all the rights and remedies of the Mortgagee contained in this Mortgage shall bind the Owner, its successors and assigns, and shall inure to the benefit of the Mortgagee, for the benefit of the Secured Parties and their respective successors and assigns, whether or not so expressed.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

20. Waiver of Demand. The Owner hereby expressly waives demand and presentment for payment, notice of nonpayment, protest, notice of protest, notice of dishonor, bringing of suit, and diligence in taking any action to collect amounts called for under this Mortgage or the Notes and in the handling of collateral for the Notes at any time in connection herewith and therewith.

21. Expenses. The Owner shall reimburse the Mortgagee for all reasonable and documented out-of-pocket costs and expenses, which the Mortgagee may from time to time incur, lay out or expend during the existence of an Event of Default, together with interest at the Default Rate in insuring the Vessels, discharging liens, paying taxes, dues, assessments, governmental charges, fines and penalties that may be lawfully imposed, making repairs or in performing any other duty that the Owner is obligated to perform hereunder, but otherwise fails to perform. The obligation to reimburse the Mortgagee for such costs and expenses shall be a Secured Indebtedness due from the Owner, secured by this Mortgage, and shall be payable by the Owner on demand. The Mortgagee, though privileged so to do, shall be under no obligation to make any such expenditures, nor shall the making thereof relieve the Owner of any default in that respect.

[SIGNATURE PAGE FOLLOWS]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

IN WITNESS WHEREOF, the Owner has executed this Mortgage by its duly authorized officer effective as of the day, month and year first above written.

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Mark W. Marinko
Mark W. Marinko
Senior Vice President and Chief Financial Officer

ACKNOWLEDGMENT

STATE OF ILLINOIS	)
	)	ss.:
COUNTY OF DUPAGE	)

The foregoing instrument was acknowledged before me this 4th day of November, 2014, by Mark W. Marinko, the Senior Vice President and Chief Financial Officer of GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company, on behalf of the company.

Notary Public

OFFICIAL SEAL

JENNIFER LYNN BEITZEL

NOTARY PUBLIC - STATE OF ILLINOIS

MY COMMISSION EXPIRES 09/27/16

/s/ Jennifer Lynn Beitzel

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT A

LOAN AGREEMENT

(See Attached)

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit C

Form of Guaranty

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

GUARANTY

THIS GUARANTY (this “Guaranty”), dated as of November 4, 2014, is made by Great Lakes Dredge & Dock Company, LLC, a Delaware limited liability company (“Guarantor”), for the benefit of Bank of America, N.A., as Administrative Agent (the “Administrative Agent”), and each of the other Secured Parties (as defined in the hereinafter defined Loan Agreement). Capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Loan Agreement referred to below.

RECITALS

WHEREAS, Guarantor is a direct, wholly-owned subsidiary of Great Lakes Dredge & Dock Corporation, a Delaware corporation (the “Borrower”);

WHEREAS, the Borrower has entered into that certain Loan and Security Agreement dated as of November 4, 2014 by and among the Borrower, Guarantor, the financial institutions from time to time party thereto as Lenders and the Administrative Agent (as the same may be amended, restated, supplemented or otherwise modified from time to time in writing, the “Loan Agreement”), under which loans and other financial accommodations heretofore have been and may hereafter be made to or for the benefit of the Borrower; and

WHEREAS, it is a condition precedent to the Lenders and the Administrative Agent entering into the Loan Agreement that Guarantor guaranty the obligations of the Borrower under the Loan Agreement and the other Loan Documents;

NOW, THEREFORE, in order to induce the Administrative Agent and the Lenders to enter into the Loan Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, Guarantor hereby agrees as follows:

Guarantor hereby unconditionally and irrevocably guarantees to the Administrative Agent and each of the other Secured Parties, as a primary obligor and not merely as a surety, (i) the due, regular and punctual performance of the obligations of the Borrower arising under or pursuant to the Loan Documents and (ii) the due and punctual payment when due of any and all sums which are now or hereafter imposed on or payable by the Borrower pursuant to any provisions of the Loan Documents, including without limitation all Secured Obligations (all such payment and performance obligations being collectively referred to as “Obligations”). Guarantor does hereby further guarantee to pay upon demand all losses, costs, attorneys’ fees and expenses which may be incurred by reason of any Event of Default.

This Guaranty is a guaranty of prompt payment and performance (and not merely a guaranty of collection). Nothing herein shall require any Person to first seek or exhaust any remedy against the Borrower, its successors and assigns, or any other person obligated with respect to the Obligations, or to first foreclose, exhaust or otherwise proceed against any collateral or security which may be given in connection with the Obligations. It is agreed that the Administrative Agent may, upon the occurrence and during the continuance of any Event of Default, make demand upon Guarantor and receive payment and performance of the Obligations,

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

with or without notice or demand for payment or performance by Guarantor, its successors or assigns, or any other Person. Suit may be brought and maintained against Guarantor, at the Administrative Agent’s election, without joinder of the Borrower or any other Person as parties thereto. The obligations of the Guarantor hereunder, and each other guarantor of the Obligations, shall be joint and several.

Guarantor agrees that its obligations under this Guaranty shall be primary, absolute, continuing and unconditional, irrespective of and unaffected by any of the following actions or circumstances (regardless of any notice to or consent of Guarantor): (a) the genuineness, validity, regularity and enforceability of the Loan Documents or any other document; (b) any extension, renewal, amendment, change, waiver or other modification of the Loan Documents or any other document; (c) the absence of, or delay in, any action to enforce the Guaranty or any other Loan Documents or any other document; (d) the release of, extension of time for payment or performance by, or any other indulgence granted to the Borrower or any other Person with respect to the Obligations by operation of law or otherwise; (e) the existence, value, condition, loss, subordination or release (with or without substitution) of, or failure to have title to or perfect and maintain a security interest in, or the time, place and manner of any sale or other disposition of any leased equipment, collateral or security given in connection with the Obligations, or any other impairment (whether intentional or negligent, by operation of law or otherwise) of the rights of Guarantor; (f) the Borrower’s voluntary or involuntary bankruptcy, assignment for the benefit of creditors, reorganization, or similar proceedings affecting the Borrower or any of its assets; or (g) any other action or circumstances which might otherwise constitute a legal or equitable discharge or defense of a surety or guarantor.

This Guaranty, the other Loan Documents and the Obligations may be assigned by the Administrative Agent, without the consent of Guarantor. Guarantor agrees that if it receives written notice of an assignment from the Administrative Agent, Guarantor will pay all amounts due hereunder to such assignee or as instructed by the Administrative Agent. Guarantor also agrees to confirm in writing receipt of the notice of assignment as may be reasonably requested by assignee. Guarantor hereby waives and agrees not to assert against any such assignee any of the defenses set forth in the first sentence of the immediate preceding paragraph.

If (a) the Borrower defaults in the payment or performance of any Obligation, or (b) if there exists any event or condition which, with notice and/or the passage of time, would constitute an Event of Default (including any default relating to Guarantor or this Guaranty), or (c) any representation or warranty of Guarantor herein or in any certificate, agreement, statement or document furnished at any time to the Administrative Agent for the benefit of the Secured Parties by or on behalf of Guarantor (including without limitation, any financial information), shall prove to be or to have been false or incorrect in any material respect when made; or (d) Guarantor shall fail to perform or observe any covenant (including without limitation, any financial covenants), condition or agreement required to be performed or observed by it hereunder or in connection with any Obligation, and such failure shall continue for 30 days after written notice thereof to Guarantor; or (e), or if there is a liquidation, bankruptcy, assignment for the benefit of creditors or similar proceeding affecting the status, existence, assets or obligations of Guarantor (each of the foregoing being hereinafter referred to as a “Default”), then the Obligations of the Borrower shall, at the sole option of the Administrative Agent, be deemed to be accelerated and become immediately due and

2

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

payable by Guarantor for all purposes of this Guaranty, and Guarantor shall (i) immediately pay directly to Administrative Agent for the benefit of the Secured Parties all such Obligations for the payment of money owing to Administrative Agent for the benefit of the Secured Parties by reason of acceleration or otherwise (including without limitation, any rent, liquidated damages, principal or interest payments or balances, fees, other installments or any other accrued or unaccrued amounts with respect to such Obligations), irrespective of whether a Default exists relating to the Borrower, and notwithstanding any stay, injunction or other prohibition preventing acceleration of any Obligations against the Borrower, and (ii) promptly perform all other Obligations. Guarantor shall be liable, as principal obligor and not as a surety or guarantor only, for all attorneys’ fees and other costs and expenses incurred by Administrative Agent for the benefit of the Secured Parties in connection with Administrative Agent’s enforcement of this Guaranty), together with interest at the Default Rate on all amounts recoverable under this Guaranty, from the time such amounts become due and payable until the date such payments are received (without duplication). If Administrative Agent is required to return any payment made to Administrative Agent by or on behalf of the Borrower, whether as a result of the Borrower’s bankruptcy, reorganization or otherwise, Guarantor acknowledges that this Guaranty covers all such amounts, notwithstanding that the original of this Guaranty may have been returned to Guarantor and/or otherwise canceled.

This Guaranty may be terminated upon delivery to the Administrative Agent (at the address provided in the Loan Agreement) of a written termination notice from Guarantor. However, as to all Obligations (whether matured, unmatured, absolute, contingent or otherwise) incurred by the Borrower prior to the Administrative Agent’s receipt of such written termination notice (and regardless of any subsequent amendment, extension or other modification which may be made with respect to such Obligations), this Guaranty shall nevertheless continue and remain undischarged until all such Obligations are indefeasibly paid and performed in full.

Guarantor agrees that this Guaranty shall remain in full force and effect or be reinstated (as the case may be) if at any time payment or performance of any of the Obligations (or any part thereof) is rescinded, reduced or must otherwise be restored or returned by the Administrative Agent, all as though such payment or performance had not been made. If, by reason of any bankruptcy, insolvency or similar laws effecting the rights of creditors, the Administrative Agent shall be prohibited from exercising any of the Administrative Agent’s rights or remedies against the Borrower or any other Person or against any property, then, as between the Administrative Agent and Guarantor, such prohibition shall be of no force and effect, and the Administrative Agent shall have the right to make demand upon, and receive payment from, Guarantor of all amounts and other sums that would be due to the Administrative Agent upon a default with respect to the Obligations.

Notice of acceptance of this Guaranty and of any default by the Borrower or any other Person is hereby waived. Presentment, protest demand, and notice of protest, demand and dishonor of any of the Obligations, and the exercise of possessory, collection or other remedies for the Obligations, are hereby waived. Guarantor warrants that it has adequate means to obtain from the Borrower on a continuing basis financial data and other information regarding the Borrower and is not relying upon the Administrative Agent to provide any such data or other information. Without limiting the foregoing, notice of adverse change in the Borrower’s financial condition or of any other fact which might materially increase the risk of Guarantor is

3

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

also waived. All settlements, compromises, accounts stated and agreed balances made in good faith between the Borrower, its successors or assigns, and the Administrative Agent shall be binding upon and shall not affect the liability of Guarantor.

Payment of all amounts now or hereafter owed to Guarantor by the Borrower or any other obligor for any of the Obligations is hereby subordinated in right of payment to the indefeasible payment in full to the Administrative Agent of all Obligations and is hereby assigned to the Administrative Agent as a security therefor. Guarantor hereby irrevocably and unconditionally waives and relinquishes all statutory, contractual, common law, equitable and all other claims against the Borrower, any other obligor for any of the Obligations, any collateral therefor, or any other assets of the Borrower or any such other obligor, for subrogation, reimbursement, exoneration, contribution, indemnification, setoff or other recourse in respect of sums paid or payable to the Administrative Agent by Guarantor hereunder, and Guarantor hereby further irrevocably and unconditionally waives and relinquishes any and all other benefits which it might otherwise directly or indirectly receive or be entitled to receive by reason of any amounts paid by, or collected or due from, it, the Borrower or any other obligor for any of the Obligations, or realized from any of their respective assets.

GUARANTOR HEREBY UNCONDITIONALLY WAIVES ITS RIGHT TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF, DIRECTLY OR INDIRECTLY, THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, ANY OF THE RELATED DOCUMENTS, ANY DEALINGS BETWEEN US RELATING TO THE SUBJECT MATTER HEREOF OR THEREOF, AND/OR THE RELATIONSHIP THAT IS BEING ESTABLISHED BETWEEN US. THE SCOPE OF THIS WAIVER IS INTENDED TO BE ALL ENCOMPASSING OF ANY AND ALL DISPUTES THAT MAY BE FILED IN ANY COURT (INCLUDING, WITHOUT LIMITATION, CONTRACT CLAIMS, TORT CLAIMS, BREACH OF DUTY CLAIMS, AND ALL OTHER COMMON LAW AND STATUTORY CLAIMS). THIS WAIVER IS IRREVOCABLE MEANING THAT IT MAY NOT BE MODIFIED EITHER ORALLY OR IN WRITING, AND SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE OBLIGATIONS GUARANTEED HEREBY, OR ANY RELATED DOCUMENTS. IN THE EVENT OF LITIGATION, THIS GUARANTY MAY BE FILED AS A WRITTEN CONSENT TO A TRIAL BY THE COURT.

This Guaranty is intended by the parties as a final expression of the guaranty of Guarantor and is also intended as a complete and exclusive statement of the terms thereof. No course of dealing, course of performance or trade usage, nor any paid evidence of any kind, shall be used to supplement or modify any of the terms hereof. Nor are there any conditions to the full effectiveness of this Guaranty. This Guaranty and each of its provisions may only be waived, modified, varied, released, terminated or surrendered, in whole or in part, by a duly authorized written instrument signed by the Administrative Agent. No failure by the Administrative Agent to exercise the Administrative Agent’s rights hereunder shall give rise to any estoppel against the Administrative Agent, or excuse Guarantor from performing hereunder. The Administrative Agent’s waiver of any right to demand performance hereunder shall not be a waiver of any subsequent or other right to demand performance hereunder.

4

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

This Guaranty shall be governed by, or construed in accordance with, the laws of the State of New York (excluding its conflict of laws rules other than Section 5-1401 of the General Obligations Law). This Guaranty shall bind Guarantor’s successors and assigns and the benefits thereof shall extend to and include the Administrative Agent’s successors and assigns. In addition, if an Event of Default exists, the Administrative Agent may at any time inspect Guarantor’s records.

Guarantor hereby represents and warrants to the Administrative Agent as of the date hereof that (i) Guarantor’s execution, delivery and performance hereof does not and will not violate any judgment, order or law applicable to Guarantor, or constitute a breach of or default under any indenture, mortgage, deed of trust, or other agreement entered into by Guarantor with Guarantor’s creditors or any other party; (ii) no approval, consent or withholding of objections is required from any Governmental Authority or any other entity with respect to the execution, delivery and performance by Guarantor of this Guaranty; (iii) this Guaranty constitutes a valid, legal and binding obligation of Guarantor, enforceable in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar state or federal debtor relief laws from time to time in effect which affect the enforcement of creditors’ rights in general and the availability of equitable remedies; (iv) there are no proceedings presently pending or threatened against Guarantor which will impair its ability to perform under this Guaranty; (v) since the date of Guarantor’s most recent financial statement, there has been no material adverse change in the financial condition of Guarantor; and (vi) Guarantor is and will remain in full compliance with all Applicable Laws, except where the failure to comply could not reasonably be expected to have a Material Adverse Effect, and it neither is nor shall be (Y) listed on the Specially Designated Nationals and Blocked Person List maintained by the Office of Foreign Assets Control (“OFAC”), Department of the Treasury, and/or any other similar lists maintained by OFAC pursuant to any authorizing statute, Executive Order or regulation or (Z) a Person designated under Section 1(b), (c) or (d) of Executive Order No. 13224 (September 23, 2001), any related enabling legislation or any other similar Executive Orders.

If any provisions of this Guaranty are in conflict with any applicable statute, rule or law, then such provisions shall be deemed null and void to the extent that they may conflict therewith, but without invalidating any other provisions hereof.

GUARANTOR IRREVOCABLY SUBMITS TO THE NON-EXCLUSIVE JURISDICTION OF THE STATE AND FEDERAL COURTS LOCATED IN THE STATE OF NEW YORK TO HEAR AND DETERMINE ANY SUIT, ACTION OR PROCEEDING AND TO SETTLE ANY DISPUTES, WHICH MAY ARISE OUT OF OR IN CONNECTION HEREWITH AND WITH THE LOAN DOCUMENTS (COLLECTIVELY, THE “PROCEEDINGS”), AND GUARANTOR FURTHER IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE TO REMOVE ANY SUCH PROCEEDINGS FROM ANY SUCH COURT (EVEN IF REMOVAL IS SOUGHT TO ANOTHER OF THE ABOVE-NAMED COURTS). GUARANTOR IRREVOCABLY WAIVES ANY OBJECTION WHICH IT MIGHT NOW OR HEREAFTER HAVE TO THE ABOVE-NAMED COURTS BEING NOMINATED AS THE EXCLUSIVE FORUM TO HEAR AND DETERMINE ANY SUCH PROCEEDINGS AND AGREES NOT TO CLAIM THAT IT IS NOT PERSONALLY SUBJECT TO THE JURISDICTION OF THE ABOVE-NAMED COURTS FOR ANY

5

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

REASON WHATSOEVER, THAT IT OR ITS PROPERTY IS IMMUNE FROM LEGAL PROCESS FOR ANY REASON WHATSOEVER, THAT ANY SUCH COURT IS NOT A CONVENIENT OR APPROPRIATE FORUM IN EACH CASE WHETHER ON THE GROUNDS OF VENUE OR FORUM NON-CONVENIENS OR OTHERWISE. GUARANTOR ACKNOWLEDGES THAT BRINGING ANY SUCH SUIT, ACTION OR PROCEEDING IN ANY COURT OTHER THAN THE COURTS SET FORTH ABOVE WILL CAUSE IRREPARABLE HARM TO PAYEE WHICH COULD NOT ADEQUATELY BE COMPENSATED BY MONETARY DAMAGES, AND, AS SUCH, GUARANTOR AGREES THAT, IN ADDITION TO ANY OF THE REMEDIES TO WHICH PAYEE MAY BE ENTITLED AT LAW OR IN EQUITY, THE ADMINISTRATIVE AGENT WILL BE ENTITLED TO AN INJUNCTION OR INJUNCTIONS (WITHOUT THE POSTING OF ANY BOND AND WITHOUT PROOF OF ACTUAL DAMAGES) TO ENJOIN THE PROSECUTION OF ANY SUCH PROCEEDINGS IN ANY OTHER COURT. Notwithstanding the foregoing, the Administrative Agent and Guarantor shall have the right to apply to a court of competent jurisdiction in the United States of America or abroad for equitable relief as is necessary to preserve, protect and enforce its respective rights under this Guaranty and the other Loan Documents, including, but not limited to orders of attachment or injunction necessary to maintain the status quo pending litigation or to enforce judgments against Guarantor, the Borrower or the collateral pledged to the Administrative Agent pursuant to any Loan Document or to gain possession of such collateral.

[Signature Page to Follow]

6

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXECUTION COPY

IN WITNESS WHEREOF, this Guaranty has been duly executed as of the day and year above written.

GREAT LAKES DREDGE & DOCK COMPANY, LLC

By:	/s/ Mark W. Marinko
Name: Mark W. Marinko
Title: Senior Vice President and Chief
Financial Officer

Signature Page to Guaranty

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit D

Form of Loan Notice

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT D

FORM OF LOAN NOTICE

Date:                     ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement, dated as of November 4, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement), among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (the “Borrower”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company, as Guarantor, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Borrower hereby requests the Borrowing of Loans:

1.	On (a Business Day).

2.	In the amount of $ .

GREAT LAKES DREDGE & DOCK CORPORATION

By:

Name:

Title:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit E

Form of Administrative Questionnaire

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

1

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

CONFIDENTIAL

1.	Borrower or Deal Name: Great Lakes Dredge & Dock Corporation

E-mail this document with your commitment letter to: Bridgett J. Manduk Mowry

E-mail address of recipient: bridgett.manduk@baml.com

2.	Legal Name of Lender of Record for Signature Page:

Markit Entity Identifier (MEI) #:

Fund Manager Name (if applicable):

Legal Address from Tax Document of Lender of Record:

Country:

Address:

City:                          State/Province:                             Postal Code:

3. Domestic Funding Address:		4. Eurodollar Funding Address (if different than #3):

Street Address:		Street Address:

Suite/ Mail Code:		Suite/ Mail Code:

City: State:		City: State:

Postal Code:	Country:	Postal Code:	Country:

5.	Credit Contact Information:

Syndicate level information (which may contain material non-public information about the Borrower and its related parties or their respective securities will be made available to the Credit Contact(s). The Credit Contacts identified must be able to receive such information in accordance with his/her institution’s compliance procedures and applicable laws, including Federal and State securities laws.

Primary Credit Contact:	Secondary Credit Contact:
First Name:	First Name:

Middle Name:	Middle Name:

Last Name:	Last Name:

Title:	Title:

Street Address:	Street Address:

Suite/Mail Code:	Suite/Mail Code:

City:	City:

State:	State:

Postal Code:	Postal Code:

Country:	Country:

Office Telephone #:	Office Telephone #:

Office Facsimile #:	Office Facsimile #:

Work E-Mail Address:	Work E-Mail Address:

SyndTrak E-Mail Address:	SyndTrak E-Mail Address:

Additional Syndtrak User Access:

Enter E-Mail Addresses of any respective contact who should have access to Syndtrak below.

SyndTrak E-Mail Addresses:

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

CONFIDENTIAL

Primary Operations Contact:		Secondary Operations Contact:
First:	MI: Last:	First:	MI: Last:

Title:		Title:

Street Address:		Street Address:

Suite/ Mail Code:		Suite/ Mail Code:

City: State:		City: State:

Postal Code: Country:		Postal Code: Country:

Telephone: Facsimile:		Telephone: Facsimile:

E-Mail Address:		E-Mail Address:

SyndTrak E-Mail Address:		SyndTrak E-Mail Address:

Does Secondary Operations Contact need copy of notices?     YES  ☐    NO  ☐

Letter of Credit Contact:		Draft Documentation Contact or Legal Counsel:
First:	MI: Last:	First:	MI: Last:

Title:		Title:

Street Address:		Street Address:

Suite/ Mail Code:		Suite/ Mail Code:

City: State:		City: State:

Postal Code: Country:		Postal Code: Country:

Telephone: Facsimile:		Telephone: Facsimile:

E-Mail Address:		E-Mail Address:

6.	Lender’s Fed Wire Payment Instructions:

Pay to:

Bank Name:

ABA #:

City:                         State:

Account #:

Account Name:

Attention:

7.	Lender’s Standby Letter of Credit, Commercial Letter of Credit, and Bankers’ Acceptance Fed Wire Payment Instructions (if applicable):

Pay to:

Bank Name:

ABA #:

City:                          State:

Account #:

Account Name:

Attention:

Use Lender’s Fed Wire Payment Instructions in Section #6 above?    YES  ☐    NO  ☐

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

3

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

CONFIDENTIAL

8.	Lender’s Organizational Structure and Tax Status

Please refer to the enclosed withholding tax instructions below and then complete this section accordingly:

Lender Taxpayer Identification Number (TIN):          -

Tax Withholding Form Delivered to Bank of America (check applicable one):

W-9  ☐             W-8BEN  ☐            W-8ECI  ☐             W-8EXP  ☐            W-8IMY  ☐

Tax Contact:

First:                         MI:                         Last:

Title:

Street Address:

Suite/ Mail Code:

City:                         State:

Postal Code:                         Country:

Telephone:                         Facsimile:

E-Mail Address:

SyndTrak E-Mail Address:

NON–U.S. LENDER INSTITUTIONS

1. Corporations:

If your institution is incorporated outside of the United States for U.S. federal income tax purposes, and is the beneficial owner of the interest and other income it receives, you must complete one of the following three tax forms, as applicable to your institution: a.) Form W-8BEN (Certificate of Foreign Status of Beneficial Owner), b.) Form W-8ECI (Income Effectively Connected to a U.S. Trade or Business), or c.) Form W-8EXP (Certificate of Foreign Government or Governmental Agency).

A U.S. taxpayer identification number is required for any institution submitting a Form W-8 ECI. It is also required on Form W-8BEN for certain institutions claiming the benefits of a tax treaty with the U.S. Please refer to the instructions when completing the form applicable to your institution. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. An original tax form must be submitted.

2. Flow-Through Entities

If your institution is organized outside the U.S., and is classified for U.S. federal income tax purposes as either a Partnership, Trust, Qualified or Non-Qualified Intermediary, or other non-U.S. flow-through entity, an original Form W-8IMY (Certificate of Foreign Intermediary, Foreign Flow-Through Entity, or Certain U.S. branches for United States Tax Withholding) must be completed by the intermediary together with a withholding statement. Flow-through entities other than Qualified Intermediaries are required to include tax forms for each of the underlying beneficial owners.

Please refer to the instructions when completing this form. In addition, please be advised that U.S. tax regulations do not permit the acceptance of faxed forms. Original tax form(s) must be submitted.

U.S. LENDER INSTITUTIONS:

If your institution is incorporated or organized within the United States, you must complete and return Form W-9 (Request for Taxpayer Identification Number and Certification). Please be advised that we require an original form W-9.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

4

ADMINISTRATIVE QUESTIONNAIRE – (US DOLLAR ONLY)

CONFIDENTIAL

Pursuant to the language contained in the tax section of the Credit Agreement, the applicable tax form for your institution must be completed and returned on or prior to the date on which your institution becomes a lender under this Credit Agreement. Failure to provide the proper tax form when requested will subject your institution to U.S. tax withholding.

*Additional	guidance and instructions as to where to submit this documentation can be found at this link:

9.	Bank of America’s Payment Instructions:

Pay to:	Bank of America, N.A.

XXXXXXX

New York, NY

XXXX: XXXXXX

Attn: Corporate Credit Services

Ref: Great Lakes Dredge & Dock Corporation

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit F

Form of Assignment and Assumption

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT F

FORM OF ASSIGNMENT AND ASSUMPTION

This Assignment and Assumption (this “Assignment and Assumption”) is dated as of the Effective Date set forth below and is entered into by and between [the][each] Assignor identified in item 1 below ([the][each, an] “Assignor”) and [the][each] Assignee identified in item 2 below ([the][each, an] “Assignee”). [It is understood and agreed that the rights and obligations of [the Assignors][the Assignees] hereunder are several and not joint.] Capitalized terms used but not defined herein shall have the meanings given to them in the Loan and Security Agreement identified below (as amended, restated, extended, supplemented or otherwise modified in writing, the “Loan Agreement”), receipt of a copy of which is hereby acknowledged by [the][each] Assignee. The Standard Terms and Conditions set forth in Annex 1 attached hereto are hereby agreed to and incorporated herein by reference and made a part of this Assignment and Assumption as if set forth herein in full.

For an agreed consideration, [the][each] Assignor hereby irrevocably sells and assigns to [the Assignee][the respective Assignees], and [the][each] Assignee hereby irrevocably purchases and assumes from [the Assignor][the respective Assignors], subject to and in accordance with the Standard Terms and Conditions and the Loan Agreement, as of the Effective Date inserted by the Administrative Agent as contemplated below (i) all of [the Assignor’s][the respective Assignors’] rights and obligations in [its capacity as a Lender][their respective capacities as Lenders] under the Loan Agreement and any other documents or instruments delivered pursuant thereto to the extent related to the amount[s] and the percentage interest[s] identified below of all the outstanding rights and obligations under the respective facilities identified below and (ii) to the extent permitted to be assigned under applicable law, all claims, suits, causes of action and any other right of [the Assignor (in its capacity as a Lender)][the respective Assignors (in their respective capacities as Lenders)] against any Person, whether known or unknown, arising under or in connection with the Loan Agreement, any other documents or instruments delivered pursuant thereto or the loan transactions governed thereby or in any way based on or related to any of the foregoing, including, but not limited to, contract claims, tort claims, malpractice claims, statutory claims and all other claims at law or in equity related to the rights and obligations sold and assigned pursuant to clause (i) above (the rights and obligations sold and assigned by [the][any] Assignor to [the][any] Assignee pursuant to clauses (i) and (ii) above being referred to herein collectively as [the][an] “Assigned Interest”). Each such sale and assignment is without recourse to [the][any] Assignor and, except as expressly provided in this Assignment and Assumption, without representation or warranty by [the][any] Assignor.

1.	Assignor[s]:

2.	Assignee[s]:

[for each Assignee, indicate [Affiliate][Approved Fund] of [identify Lender]]

3.	Borrower:	Great Lakes Dredge & Dock Corporation

4.	Administrative Agent: Bank of America, N.A., as the administrative agent under the Loan Agreement

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

5.

Loan Agreement: Loan and Security Agreement, dated as of November 4, 2014, among Great Lakes Dredge & Dock Corporation, as Borrower, Great Lakes Dredge & Dock Company, LLC, as Guarantor, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

6.	Assigned Interest[s]:

Assignor[s]	Assignee[s]	Aggregate Amount of Commitment/Loans for all Lenders[1]	Amount of Commitment/ Loans Assigned	Percentage Assigned of Commitment/ Loans[2]		CUSIP Number
		$	$		%
		$	$		%
		$	$		%

[7.	Trade Date: ][3]

Effective Date:                     , 20     [TO BE INSERTED BY ADMINISTRATIVE AGENT AND WHICH SHALL BE THE EFFECTIVE DATE OF RECORDATION OF TRANSFER IN THE REGISTER THEREFOR.]

The terms set forth in this Assignment and Assumption are hereby agreed to:

ASSIGNOR[S][4]
[NAME OF ASSIGNOR]

By:

[NAME OF ASSIGNOR]

By:
Title:

ASSIGNEE[S][5]

[1]	Amounts in this column and in the column immediately to the right to be adjusted by the counterparties to take into account any payments or prepayments made between the Trade Date and the Effective Date.
[2]	Set forth, to at least 9 decimals, as a percentage of the Commitment/Loans of all Lenders thereunder.
[3]	To be completed if the Assignor and the Assignee intend that the minimum assignment amount is to be determined as of the Trade Date.
[4]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

[5]	Add additional signature blocks as needed. Include both Fund/Pension Plan and manager making the trade (if applicable).

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

[NAME OF ASSIGNEE]

By:
Title:

[NAME OF ASSIGNEE]

By:
Title:

[Consented to and][6] Accepted:

BANK OF AMERICA, N.A., as Administrative Agent

By:
Title:

[Consented to:][7]

By:
Title:

[6]	To be added only if the consent of the Administrative Agent is required by the terms of the Loan Agreement.
[7]	To be added only if the consent of the Borrower is required by the terms of the Loan Agreement.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

ANNEX 1 TO ASSIGNMENT AND ASSUMPTION

Loan and Security Agreement, dated as of November 4, 2014, among Great Lakes Dredge & Dock Corporation, as Borrower, Great Lakes Dredge & Dock Company, LLC, as Guarantor, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

STANDARD TERMS AND CONDITIONS FOR

ASSIGNMENT AND ASSUMPTION

1. Representations and Warranties.

1.1. Assignor. [The][Each] Assignor (a) represents and warrants that (i) it is the legal and beneficial owner of [the][[the relevant] Assigned Interest, (ii) [the][such] Assigned Interest is free and clear of any lien, encumbrance or other adverse claim and (iii) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby; and (b) assumes no responsibility with respect to (i) any statements, warranties or representations made in or in connection with the Loan Agreement or any other Loan Document, (ii) the execution, legality, validity, enforceability, genuineness, sufficiency or value of the Loan Documents or any collateral thereunder, (iii) the financial condition of the Borrower, any of its Subsidiaries or Affiliates or any other Person obligated in respect of any Loan Document or (iv) the performance or observance by the Borrower, any of its Subsidiaries or Affiliates or any other Person of any of their respective obligations under any Loan Document.

1.2. Assignee. [The][Each] Assignee (a) represents and warrants that (i) it has full power and authority, and has taken all action necessary, to execute and deliver this Assignment and Assumption and to consummate the transactions contemplated hereby and to become a Lender under the Loan Agreement, (ii) it meets all the requirements to be an assignee under Section 9.13(b)(iii) and (v) of the Loan Agreement (subject to such consents, if any, as may be required under Section 9.13(b)(iii) of the Loan Agreement), (iii) from and after the Effective Date, it shall be bound by the provisions of the Loan Agreement as a Lender thereunder and, to the extent of [the][the relevant] Assigned Interest, shall have the obligations of a Lender thereunder, (iv) it is sophisticated with respect to decisions to acquire assets of the type represented by [the][such] Assigned Interest and either it, or the Person exercising discretion in making its decision to acquire [the][such] Assigned Interest, is experienced in acquiring assets of such type, (v) it has received a copy of the Loan Agreement, and has received or has been accorded the opportunity to receive copies of the most recent financial statements delivered pursuant to Section 7.01(a) thereof, as applicable, and such other documents and information as it deems appropriate to make its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, (vi) it has, independently and without reliance upon the Administrative Agent or any other Lender and based on such documents and information as it has deemed appropriate, made its own credit analysis and decision to enter into this Assignment and Assumption and to purchase [the][such] Assigned Interest, and (vii) if it is a Foreign Lender, attached hereto is any documentation required to be delivered by it pursuant to the terms of the Loan Agreement, duly completed and executed by [the][such] Assignee; and (b) agrees that (i) it will, independently and without reliance upon the Administrative Agent, [the][any] Assignor or any other Lender, and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Loan Documents, and (ii) it will perform in accordance with their terms all of the obligations which by the terms of the Loan Documents are required to be performed by it as a Lender.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

2. Payments. From and after the Effective Date, the Administrative Agent shall make all payments in respect of [the][each] Assigned Interest (including payments of principal, interest, fees and other amounts) to [the][the relevant] Assignor for amounts which have accrued to but excluding the Effective Date and to [the][the relevant] Assignee for amounts which have accrued from and after the Effective Date. Notwithstanding the foregoing, the Administrative Agent shall make all payments of interest, fees or other amounts paid or payable in kind from and after the Effective Date to [the][the relevant] Assignee.

3. General Provisions. This Assignment and Assumption shall be binding upon, and inure to the benefit of, the parties hereto and their respective successors and assigns permitted by the terms of the Loan Agreement. This Assignment and Assumption may be executed in any number of counterparts, which together shall constitute one instrument. Delivery of an executed counterpart of a signature page of this Assignment and Assumption by telecopy or in electronic (i.e., “pdf” or “tif”) format shall be effective as delivery of a manually executed counterpart of this Assignment and Assumption. This Assignment and Assumption shall be governed by, and construed in accordance with, the law of the State of New York.

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit G

Form of U.S. Tax Compliance Certificate

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G-1

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of November 4, 2014 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Great Lakes Dredge & Dock Corporation, as borrower, Great Lakes Dredge & Dock Company, LLC, as guarantor, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent.

Pursuant to the provisions of Section 10.01 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                          , 20[    ]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G-2

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Not Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of November 4, 2014 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Great Lakes Dredge & Dock Corporation, as borrower, Great Lakes Dredge & Dock Company, LLC, as guarantor, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent.

Pursuant to the provisions of Section 10.01 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record and beneficial owner of the participation in respect of which it is providing this certificate, (ii) it is not a bank within the meaning of Section 881(c)(3)(A) of the Code, (iii) it is not a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code, and (iv) it is not a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with a certificate of its non-U.S. Person status on IRS Form W-8BEN-E. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender in writing, and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                          , 20[    ]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G-3

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Participants That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of November 4, 2014 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Great Lakes Dredge & Dock Corporation, as borrower, Great Lakes Dredge & Dock Company, LLC, as guarantor, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent.

Pursuant to the provisions of Section 10.01 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the participation in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such participation, (iii) with respect such participation, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished its participating Lender with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform such Lender and (2) the undersigned shall have at all times furnished such Lender with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF PARTICIPANT]

By:
Name:
Title:

Date:                          , 20[    ]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT G-4

[FORM OF]

U.S. TAX COMPLIANCE CERTIFICATE

(For Foreign Lenders That Are Partnerships For U.S. Federal Income Tax Purposes)

Reference is hereby made to the Loan and Security Agreement dated as of November 4, 2014 (as amended, supplemented or otherwise modified from time to time, the “Loan Agreement”), among Great Lakes Dredge & Dock Corporation, as borrower, Great Lakes Dredge & Dock Company, LLC, as guarantor, each lender from time to time party thereto and Bank of America, N.A., as Administrative Agent.

Pursuant to the provisions of Section 10.01 of the Loan Agreement, the undersigned hereby certifies that (i) it is the sole record owner of the Loan(s) (as well as any Note(s) evidencing such Loan(s)) in respect of which it is providing this certificate, (ii) its direct or indirect partners/members are the sole beneficial owners of such Loan(s) (as well as any Note(s) evidencing such Loan(s)), (iii) with respect to the extension of credit pursuant to this Loan Agreement or any other Loan Document, neither the undersigned nor any of its direct or indirect partners/members is a bank extending credit pursuant to a loan agreement entered into in the ordinary course of its trade or business within the meaning of Section 881(c)(3)(A) of the Code, (iv) none of its direct or indirect partners/members is a ten percent shareholder of the Borrower within the meaning of Section 871(h)(3)(B) of the Code and (v) none of its direct or indirect partners/members is a controlled foreign corporation related to the Borrower as described in Section 881(c)(3)(C) of the Code.

The undersigned has furnished the Administrative Agent and the Borrower with IRS Form W-8IMY accompanied by one of the following forms from each of its partners/members that is claiming the portfolio interest exemption: (i) an IRS Form W-8BEN-E or (ii) an IRS Form W-8IMY accompanied by an IRS Form W-8BEN-E from each of such partner’s/member’s beneficial owners that is claiming the portfolio interest exemption. By executing this certificate, the undersigned agrees that (1) if the information provided on this certificate changes, the undersigned shall promptly so inform the Borrower and the Administrative Agent, and (2) the undersigned shall have at all times furnished the Borrower and the Administrative Agent with a properly completed and currently effective certificate in either the calendar year in which each payment is to be made to the undersigned, or in either of the two calendar years preceding such payments.

Unless otherwise defined herein, terms defined in the Loan Agreement and used herein shall have the meanings given to them in the Loan Agreement.

[NAME OF LENDER]

By:
Name:
Title:

Date:                          , 20[    ]

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

Exhibit H

Form of Notice of Loan Prepayment

2

PORTIONS OF THIS EXHIBIT HAVE BEEN REDACTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT UNDER RULE 24B-2 OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED. INFORMATION FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED IS OMITTED, MARKED WITH “[*]” AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION.

EXHIBIT H

FORM OF NOTICE OF LOAN PREPAYMENT

Date:                     ,

To: Bank of America, N.A., as Administrative Agent

Ladies and Gentlemen:

Reference is made to that certain Loan and Security Agreement, dated as of November 4, 2014 (as amended, restated, extended, supplemented or otherwise modified in writing from time to time, the “Agreement;” capitalized terms used herein shall, unless otherwise defined herein, have the meanings provided in the Agreement), among GREAT LAKES DREDGE & DOCK CORPORATION, a Delaware corporation (the “Borrower”), GREAT LAKES DREDGE & DOCK COMPANY, LLC, a Delaware limited liability company, as Guarantor, the Lenders from time to time party thereto, and Bank of America, N.A., as Administrative Agent.

The undersigned Borrower hereby notifies the Administrative Agent and the Lenders that the Borrower intends to prepay the Loans:

1.	On (a Business Day).

2.	In the amount of $ .

GREAT LAKES DREDGE & DOCK CORPORATION

By:

Name:

Title: